ARES MULTI-STRATEGY CREDIT FUND, INC.
ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
For questions about the Joint Proxy Statement/Prospectus, please call (866) 796-7186

June 15, 2015

Dear Stockholder:

You are cordially invited to attend a joint special stockholder meeting (the "Special Meeting") of Ares Multi-Strategy Credit Fund, Inc. ("ARMF") and Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" and together with ARMF, the "Funds," and each, a "Fund"), each a Maryland corporation, to be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on July 14, 2015 at 12:00 p.m. (Pacific time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds which are described in the enclosed Joint Proxy Statement/Prospectus.

Stockholders of ARMF will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting:

1.  The reorganization of ARMF into ARDC (the "Reorganization"), including the transfer of all of the assets of ARMF to ARDC, the deregistration of ARMF as an investment company pursuant to the Investment Company Act of 1940 and the dissolution of ARMF under Maryland law.

The Board of Directors of ARMF recommends that you vote "FOR" the proposal.

Stockholders of ARDC will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting:

2(A).  The issuance of additional shares of ARDC common stock in connection with the Reorganization;

2(B).  The amendment of ARDC's fundamental investment restriction with respect to making loans;

2(C).  The amendment of ARDC's fundamental investment restriction with respect to concentration; and

2(D).  An amendment of ARDC's 80% investment policy.

The Board of Directors of ARDC recommends that you vote "FOR" each proposal.

Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Joint Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for authorizing proxies by touch-tone telephone or on the Internet. Your prompt response is needed to avoid follow-up mailings which would increase the costs paid by all stockholders.

If you do not authorize a proxy using one of these methods described above, you may be contacted by D.F. King & Co., Inc., our proxy solicitor, to authorize your proxy over the telephone.

As always, we appreciate your support.

Sincerely,

SETH J. BRUFSKY

Director, President and
Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

June 15, 2015

IMPORTANT NOTICE
TO STOCKHOLDERS OF
ARES MULTI-STRATEGY CREDIT FUND, INC.
ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on at the joint special meeting of stockholders (the "Special Meeting") of Ares Multi-Strategy Credit Fund, Inc. ("ARMF") and Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" and together with ARMF, the "Funds" and each, a "Fund").

Q:  Why is a stockholder meeting being held?

A:  Stockholders of ARMF: You are being asked to vote on the following proposal ("Proposal 1"): the reorganization (the "Reorganization") of ARMF (such Fund being referred to herein at times as the "Target Fund") into ARDC (such Fund being referred to herein at times as the "Acquiring Fund"), including the transfer of all of the assets of ARMF to ARDC, the deregistration of ARMF as an investment company pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act") and the dissolution of ARMF under Maryland law, which is described in the enclosed Joint Proxy Statement/Prospectus. The term "Combined Fund" will refer to ARDC as the surviving Fund after the Reorganization, and assumes that the investment policy and restriction changes in Proposals 2(B), 2(C) and 2(D) (described below) have been approved by ARDC stockholders. In the event the Reorganization is consummated, ARMF will terminate its registration under the Investment Company Act and then dissolve under Maryland law.

ARMF and ARDC have, and the Combined Fund will have, similar (but not identical) investment objectives, investment policies and investment restrictions. ARMF and ARDC have, and the Combined Fund will have, the same investment adviser, Ares Capital Management II LLC (the "Adviser").

The consummation of the Reorganization is conditioned on the approval by ARDC stockholders of Proposals 2(A), 2(B), 2(C) and 2(D) (described below). The Reorganization will be consummated only if the stockholders of ARMF approve Proposal 1 and the stockholders of ARDC approve Proposals 2(A), 2(B), 2(C) and 2(D). If the Reorganization is not consummated, then ARMF would continue to exist and operate on a stand-alone basis, though the Adviser may, in connection with ongoing management of ARMF, recommend alternative proposals to the Board of Directors of ARMF.

In the event the Reorganization is consummated, stockholders of the Combined Fund, including former stockholders of ARMF, would be subject to the investment policies of the Combined Fund following the Reorganization. See "Comparison of the Funds" in the Joint Proxy Statement/Prospectus for a comparison of the Funds' investment objectives and significant investment strategies and operating policies.

Stockholders of ARDC: You are being asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting:

2(A).  The issuance of additional shares of ARDC common stock in connection with the Reorganization of ARMF into ARDC if the Reorganization is approved by the stockholders of ARMF;

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2(B).  The amendment of ARDC's fundamental investment restriction with respect to making loans, providing ARDC with greater flexibility to invest in securities issued by entities commonly referred to as collateralized loan obligations or CLOs ("CLO Securities") that are not investment grade, including CLO debt securities and CLO equity securities;

2(C).  The amendment of ARDC's fundamental investment restriction with respect to concentration, providing ARDC with greater flexibility in selecting its investments, particularly CLO Securities that are rated below investment grade and CLO equity securities; and

2(D).  The amendment of ARDC's 80% investment policy such that, under normal market conditions, at least 80% of ARDC's Managed Assets (as defined in the Joint Proxy Statement/Prospectus) will be invested in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations (collectively, the "ARDC Proposals").

The Reorganization will be consummated only if the stockholders of ARMF approve Proposal 1 and the stockholders of ARDC approve the ARDC Proposals. In other words, the Reorganization will not be consummated if any of Proposals 2(A), 2(B), 2(C) or 2(D) are not approved. If the Reorganization is not consummated, then ARDC would continue to exist and operate on a stand-alone basis. Proposals 2(B), 2(C) and 2(D) are not contingent on the consummation of the Reorganization and, regardless of whether the Reorganization is consummated, the changes to ARDC's fundamental investment restrictions and 80% investment policy would become effective immediately upon approval by ARDC's stockholders.

In the event the Reorganization is consummated, stockholders of the Combined Fund, including current stockholders of ARDC, would be subject to the investment policies of the Combined Fund following the Reorganization. See "Comparison of the Funds" in the Joint Proxy Statement/Prospectus for a comparison of the Funds' investment objectives and significant investment strategies and operating policies.

Q:  Why is the Reorganization being recommended?

A:  The Board of Directors of each Fund (each, a "Board" and together, the "Boards"), has determined that the Reorganization is in the best interests of the applicable Fund and that the interests of the existing stockholders of the of the Target Fund and the Acquiring Fund will not be diluted with respect to NAV as a result of the Reorganization. Each Board anticipates that the Reorganization will benefit the stockholders of the Target Fund and the Acquiring Fund by providing the potential for, among other things:

i.  a lower total annual expense ratio for ARMF and a commensurate, but slightly lower, total annual expense ratio for ARDC, in each case as compared to the expense ratio of the Fund prior to the Reorganization (see "How will the Reorganization affect the fees and expenses of the Funds?" for additional information);

ii.  comparable (i.e., slightly lower or higher) earnings, which is expected to allow each Fund's stockholders to maintain a distribution yield on net asset value ("NAV") comparable to the distribution yield on NAV for each of the Funds prior to the Reorganization;

a.  As of May 31, 2015, the distribution yield on NAV of ARDC was 7.64% and the distribution yield on NAV of ARMF was 8.09%. There can be no assurance that ARDC or ARMF will be able to maintain their current distribution yields on NAV or that the Combined Fund's distribution yield on NAV will equal or exceed the Funds' current distribution yields on NAV.

iii.  greater investment flexibility and investment options for the Combined Fund, including the potential for greater diversification of portfolio investments and the potential for additional sources of leverage, greater flexibility managing leverage and more competitive leverage terms;

iv.  greater secondary market liquidity for the Combined Fund's shares of common stock ("common shares"), which may result in tighter bid-ask spreads and better trade execution for stockholders when purchasing or selling the Combined Fund's common shares;

v.  benefits from having additional research coverage and an increased focus by investors on the Combined Fund;

vi.  a possible narrowing of the trading discount to NAV of the Combined Fund to the extent the discount is affected by the other potential benefits of the Reorganization (e.g., additional analyst coverage, greater secondary market liquidity, potential operating efficiencies); and

vii.  operating and administrative efficiencies, as the Combined Fund could have the ability to trade in larger positions and negotiate more favorable transaction terms, and certain fixed costs (e.g., printing and mailing of stockholder reports and proxy statements, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Fund.

Each Board also considered whether the Adviser and its affiliates might benefit from the Reorganization.

If the Reorganization of the Target Fund is not approved, the Adviser may, in connection with ongoing management of the Target Fund, recommend alternative proposals to the Board of the Target Fund.

Q:  How will the Reorganization affect the fees and expenses of the Funds?

A:  The total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
2.77%	2.58%	2.53%

If the Reorganization had taken place as of the end of each Fund's last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 2.53%, representing a reduction in the total annual expense ratio for the stockholders of ARMF and ARDC of 0.24% and 0.05%, respectively. When we use the term "total annual expense ratio" above, we mean a Fund's total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Following October 31, 2014, each Fund became subject to certain additional or increased expenses. The following charts, using the assumptions indicated, show the total annual expense ratios of the Funds as adjusted to more closely reflect current operating expenses and additional expenses anticipated to be incurred by the Funds.

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014.

Under each Fund's advisory agreement, the Adviser may seek reimbursement from the Funds for the costs of certain administrative services provided to the Funds by the Adviser and its affiliates. The Adviser, however, contractually agreed not to seek reimbursement from the Funds for these administrative costs during the fiscal year ended October 31, 2014. As a result, Adviser reimbursement expenses do not appear in the total annual expense ratio shown above for either Fund (or in the pro forma expense ratio for the Combined Fund) for the period ended October 31, 2014. Commencing November 1, 2014, ARDC began reimbursing the Adviser for these administrative costs. Additionally, the Adviser will be permitted to seek administrative cost reimbursements from ARMF beginning November 1, 2015.

If the Adviser were permitted to seek reimbursement from the Funds for the costs of these administrative services during the fiscal year ended October 31, 2014, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.40%	2.82%	2.75%

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014, As Further Adjusted to Account for Leverage, Interest Expense and Other Operating Expenses.

For the fiscal year ending October 31, 2014, both ARDC and ARMF were not required to reimburse the Adviser for the costs of certain services during the reporting period. In addition, ARMF commenced operations in October 2013 and, as a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014.

The following table shows the pro forma total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund), in each case assuming (1) for ARDC (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period and (ii) the interest expense on its credit facility was applied at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.15% rate on borrowings to which ARDC was subject prior to amending the credit facility on October 2, 2014); and (2) for ARMF (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period; (ii) the Fund was leveraged 29% and incurred interest expense on its credit facility at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.10% rate on borrowings to which ARMF was subject prior to amending the credit facility on October 2, 2014); and (iii) the Fund was subject to investor relation fees of 0.10% (as compared to 0.12% for the Fund's first year of operations). Based on these assumptions and adjustments, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.39%	2.71%	2.68%

There can be no assurance that future expenses will not increase or that any expense savings for either Fund will be realized. The Adviser has contractually agreed not to seek administrative cost reimbursements from the Combined Fund for the period from the date the Reorganization is consummated through October 31, 2015 for the administrative services incurred during that period that are allocable to the NAV of ARMF calculated in connection with the consummation of the Reorganization. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of the Combined Fund. The Adviser is not required to seek reimbursement of its costs for providing administrative services and may choose not to do so.

Q:  How will the Reorganization affect the Advisory Fees of the Funds?

A:  The contractual management fee rate of the Combined Fund will be 1.00%, which is equal to the current contractual management fee rates of each of ARMF and ARDC. Each Fund calculates its management fee on the basis of the Fund's Managed Assets (as defined in each Fund's advisory agreement). If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services is higher than if the Fund does not use leverage because the fees paid are calculated on the Fund's Managed Assets, which include assets purchased with leverage. For the fiscal year ended October 31, 2014, the effective management fee rates were 1.36% and 1.41% for ARMF and ARDC, respectively. Based on the October 31, 2014 fiscal year end financial statements for each Fund, the pro forma effective management fee rate for the Combined Fund would be expected to be 1.39% of the Combined Fund's average daily net assets.

ARMF, however, commenced operations in October 2013. As a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014. If each of ARMF and ARDC is assumed to have leveraged its portfolio by approximately 29%, the effective management fee rate for each of ARMF, ARDC and the Combined Fund is expected to be 1.41% of each Fund's average daily net assets.

Q:  What happens if stockholders of the Target Fund do not approve the Reorganization and/or the stockholders of the Acquiring Fund do not approve the ARDC Proposals?

A:  If these proposals are not approved the Funds will continue to operate as separate funds on a stand-alone basis. The Adviser may, in connection with ongoing management of the Target Fund, recommend alternative proposals to the Board of the Target Fund.

Q:  How will the Reorganization be effected?

A:  Assuming Target Fund stockholders approve the Reorganization and Acquiring Fund stockholders approve the ARDC Proposals, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. The Target Fund will terminate its registration under the Investment Company Act after the completion of the Reorganization and other necessary filings. The Target Fund will then dissolve under Maryland law.

Stockholders of the Target Fund: You will become stockholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Target Fund you held immediately prior to the Reorganization, less the applicable costs of the Reorganization (though you may receive cash for fractional shares).

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Stockholders of the Acquiring Fund: You will remain stockholders of ARDC, which will have additional common shares outstanding after the Reorganization. Following the Reorganization, ARDC will operate under the investment objective, policies, strategies and restrictions of the Combined Fund set out in the Joint Proxy Statement/Prospectus.

Q:  Have common shares of the Target Fund and the Acquiring Fund historically traded at a premium or discount?

A:  The common shares of each Fund generally have historically traded at a discount and, as of June 10, 2015, each Fund traded at a discount to its respective NAV.

To the extent the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, Target Fund stockholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund stockholders may be negatively impacted if the Reorganization is consummated. The Acquiring Fund stockholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

Q:  Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:  You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meeting and the solicitation of proxies, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis. Because of the expected expense savings for ARMF, the lower but comparable expected expense ratio for ARDC following the Reorganization, the potential benefits to ARDC from the changes to its investment policies and restrictions, as well as other benefits for each Fund, the Adviser recommended and the Boards have approved that each Fund be responsible for its own Reorganization expenses. See "Reasons for the Reorganization" in the attached Joint Proxy Statement/Prospectus. The expenses of the Reorganization are estimated to be $407,500 for ARMF and $407,500 for ARDC. The Adviser will not be responsible for any Reorganization expenses, including expenses related to Proposals 1, 2(A), 2(B), 2(C) and 2(D).

Neither the Funds nor the Adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the stockholder as a result of attending the stockholder meeting, voting on the Reorganization or other action taken by the stockholder in connection with the Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

A stockholder's broker, dealer or other financial intermediary (each, a "Financial Intermediary") may impose its own stockholder account fees for processing corporate actions which could be applicable in connection with the Reorganization. These stockholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Adviser. The imposition of such fees are based solely on the terms of a stockholder's account agreement with his, her or its Financial Intermediary and/or is in the discretion of the

Financial Intermediary. Questions concerning any such stockholder account fees or other similar fees should be directed to a stockholder's Financial Intermediary.

Q:  Will I have to pay any U.S. federal taxes as a result of the Reorganization?

A:  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization so qualifies, Target Fund stockholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Acquiring Fund stockholders will also not recognize gain or loss for U.S. federal income tax purposes by reason of the consummation of the Reorganization.

On or prior to the closing date of the Reorganization (the "Closing Date"), the Target Fund will declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to the Target Fund's stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Although no gain or loss will be recognized upon the exchange of Target Fund common shares for Acquiring Fund common shares (except with respect to cash received in lieu of fractional shares), the distribution described in the prior sentence will be taxable to the Target Fund's stockholders for U.S. federal income tax purposes.

The Funds' stockholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:  Why is the vote of stockholders of the Acquiring Fund being solicited in connection with the Reorganization?

A:  Although the Acquiring Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's stockholders to approve the issuance of additional common shares in connection with the Reorganization. If the issuance of additional common shares of the Acquiring Fund is not approved, then the Reorganization will not occur.

In addition, ARDC is seeking to make certain changes to its investment policies and restrictions separate from the Reorganization. In this regard, the Investment Company Act requires the Acquiring Fund stockholders to approve the amendments to ARDC's fundamental investment restrictions and 80% investment policy. If approved, these changes will become effective regardless of whether the Reorganization is approved by the Acquiring Fund's stockholders. If these changes are not approved, then the Reorganization will not occur regardless of whether it is approved by the Target Fund's stockholders.

Q:  How does the Board of my Fund suggest that I vote?

A:  After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" each of the items proposed for your Fund.

Q:  How do I authorize my proxy?

A:  You may authorize your proxy by mail, phone or internet or cast your vote in person at the Special Meeting. To authorize a proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To authorize a proxy by phone or internet, you will need the "control number" that appears on the proxy card. If you own shares of the Target Fund and the Acquiring Fund, please be sure to submit a proxy card for each Fund to ensure your votes are cast for each Fund.

Q:  Whom do I contact for further information?

A:  You may contact your financial advisor for further information. You may also call D.F. King & Co., Inc., the Funds' proxy solicitor, at (866) 796-7186.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

ARES MULTI-STRATEGY CREDIT FUND, INC.
ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 14, 2015

Notice is hereby given that a joint special meeting of stockholders (the "Special Meeting") of Ares Multi-Strategy Credit Fund, Inc. ("ARMF" or the "Target Fund") and Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Acquiring Fund," and collectively with the Target Fund, the "Funds" and each, a "Fund"), each a Maryland corporation, will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on July 14, 2015 at 12:00 p.m. (Pacific time) for the following purposes:

1.  ARMF—The Reorganization of the Target Fund

Stockholders of Ares Multi-Strategy Credit Fund, Inc. (ARMF):

Proposal 1: The stockholders of ARMF are being asked to approve the reorganization of ARMF into ARDC pursuant to the Agreement and Plan of Reorganization between ARMF and ARDC (the "Reorganization Agreement"), including the transfer of all of the assets of ARMF to ARDC, the deregistration of ARMF as an investment company pursuant to the Investment Company Act of 1940 and the dissolution of ARMF under Maryland law. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and shares of common stock ("common shares") of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares (the "Reorganization") and the Target Fund will dissolve under Maryland law. The consummation of the Reorganization is contingent on the approval by the stockholders of ARDC of the proposals relating to ARDC described below.

2.  ARDC—The Issuance of Additional Common Shares of the Acquiring Fund and Changes to the Acquiring Fund's Fundamental Investment Restrictions and 80% Investment Policy

Stockholders of Ares Dynamic Credit Allocation Fund, Inc. (ARDC):

Proposal 2(A): The stockholders of ARDC are being asked to approve the issuance of additional common shares of ARDC in connection with the Reorganization. The consummation of the Reorganization is contingent on this proposal, the approval by the Target Fund of the Reorganization Agreement and the approval by Acquiring Fund stockholders of the changes to the Acquiring Fund's fundamental investment restrictions and the changes to the Acquiring Fund's 80% investment policy.

Proposal 2(B): The stockholders of ARDC are being asked to approve a change to ARDC's Fundamental Investment Restriction number 5, relating to the Fund's making of loans, providing ARDC with greater flexibility to invest in securities issued by entities commonly referred to as collateralized loan obligations or CLOs ("CLO Securities") that are not investment grade, including CLO debt securities and CLO equity securities.

Proposal 2(C): The stockholders of ARDC are being asked to approve a change to ARDC's Fundamental Investment Restriction number 6, relating to the Fund's concentration policy, providing ARDC with greater flexibility in selecting its investments, particularly CLO Securities that are rated below investment grade and CLO equity securities.

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Proposal 2(D): The stockholders of ARDC are being asked to approve a change to the ARDC's investment policy such that, under normal market conditions, at least 80% of its Managed Assets (as defined in the Joint Proxy Statement/Prospectus) will be invested in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations (such policy, the "New ARDC 80% Policy").

Proposals 2(B), 2(C) and 2(D) are not contingent on the consummation of the Reorganization and, regardless of whether the Reorganization is consummated, the changes to ARDC's fundamental investment restrictions and the New ARDC 80% Policy would become effective upon approval by ARDC's stockholders. The Reorganization will be consummated only if the stockholders of ARMF approve Proposal 1 and the stockholders of ARDC approve Proposals 2(A), 2(B), 2(C) and 2(D).

Stockholders of each Fund of record as of the close of business on May 22, 2015 are entitled to vote at the Special Meeting or any adjournment, postponement or delay thereof.

THE BOARD OF DIRECTORS (EACH, A "BOARD") OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY AUTHORIZING A PROXY BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF ARMF UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

FOR THE REORGANIZATION OF ARMF PURSUANT TO THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING THE TRANSFER OF ALL OF THE ASSETS OF ARMF TO ARDC AND THE DEREGISTRATION OF ARMF AS AN INVESTMENT COMPANY PURSUANT TO THE INVESTMENT COMPANY ACT OF 1940 AND THE DISSOLUTION OF ARMF UNDER MARYLAND LAW.

THE BOARD OF ARDC UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF ARDC IN CONNECTION WITH THE REORGANIZATION.

FOR THE CHANGES TO ARDC'S FUNDAMENTAL INVESTMENT RESTRICTION NUMBER 5.

FOR THE CHANGES TO ARDC'S FUNDAMENTAL INVESTMENT RESTRICTION NUMBER 6.

FOR THE NEW ARDC 80% POLICY.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY AUTHORIZING A PROXY BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By order of the Boards of Directors of the Funds

DANIEL J. HALL

Secretary

June 15, 2015

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YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY AUTHORIZING A PROXY BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 14, 2015.

THE JOINT PROXY STATEMENT/PROSPECTUS FOR THIS MEETING IS AVAILABLE AT:
ARESPUBLICFUNDS.COM/FUNDS/ARDC/INVESTOR-DOCUMENTS
OR
ARESPUBLICFUNDS.COM/FUNDS/ARMF/INVESTOR-DOCUMENTS

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JOINT PROXY STATEMENT/PROSPECTUS

ARES MULTI-STRATEGY CREDIT FUND, INC.
ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
For questions about the Joint Proxy Statement/Prospectus, please call (866) 796-7186

JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 14, 2015

This Joint Proxy Statement/Prospectus is furnished to you as a stockholder of (i) Ares Multi-Strategy Credit Fund, Inc. ("ARMF" or the "Target Fund") and/or (ii) Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Acquiring Fund" and, together with ARMF, each a "Fund" and together the "Funds"). ARMF and ARDC are each corporations organized under the laws of the State of Maryland and registered as non-diversified, closed-end investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act"). A joint special meeting (the "Special Meeting") of stockholders of ARMF and ARDC will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on July 14, 2015 at 12:00 p.m. (Pacific time) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of each Fund (each, a "Board") recommends that you vote your shares of common stock ("common shares") by completing and returning the enclosed proxy card or by recording your voting instructions by authorizing a proxy by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is June 16, 2015.

The purposes of the Special Meeting are:

1.  ARMF—The Reorganization of the Target Fund

Stockholders of Ares Multi-Strategy Credit Fund, Inc. (ARMF):

Proposal 1: The stockholders of ARMF are being asked to approve the reorganization of ARMF into ARDC pursuant to the Agreement and Plan of Reorganization between ARMF and ARDC (the "Reorganization Agreement"), including the transfer of all of the assets of ARMF to ARDC, the deregistration of ARMF as an investment company pursuant to the Investment Company Act and the dissolution of ARMF under Maryland law. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and common shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares (the "Reorganization") and the Target Fund will dissolve under Maryland law. The consummation of the Reorganization is contingent on the approval by the stockholders of ARDC of the proposals relating to ARDC described below.

2.  ARDC—The Issuance of Additional Common Shares of the Acquiring Fund and Changes to the Acquiring Fund's Fundamental Investment Restrictions and 80% Investment Policy

Stockholders of Ares Dynamic Credit Allocation Fund, Inc. (ARDC):

Proposal 2(A): The stockholders of ARDC are being asked to approve the issuance of additional common shares of ARDC in connection with the Reorganization. The consummation of the Reorganization is

i

contingent on this proposal, the approval by the Target Fund of the Reorganization Agreement and the approval by the stockholders of the Acquiring Fund of the changes to the Acquiring Fund's fundamental investment restrictions and the changes to the Acquiring Fund's 80% investment policy.

Proposal 2(B): The stockholders of ARDC are being asked to approve a change to ARDC's Fundamental Investment Restriction number 5, relating to the Fund's making of loans, providing ARDC with greater flexibility to invest in securities issued by entities commonly referred to as collateralized loan obligations or CLOs ("CLO Securities") that are not investment grade, including CLO debt securities and CLO equity securities.

Proposal 2(C): The stockholders of ARDC are being asked to approve a change to ARDC's Fundamental Investment Restriction number 6, relating to the Fund's concentration policy, providing ARDC with greater flexibility in selecting its investments, particularly CLO Securities that are rated below investment grade and CLO equity securities.

Proposal 2(D): The stockholders of ARDC are being asked to approve a change to the ARDC's investment policy such that, under normal market conditions, at least 80% of its Managed Assets (as defined in the Joint Proxy Statement/Prospectus) will be invested in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations (such policy, the "New ARDC 80% Policy").

Proposals 2(B), 2(C) and 2(D) are not contingent on the consummation of the Reorganization and, regardless of whether the Reorganization is consummated, the changes to ARDC's fundamental investment restrictions and the New ARDC 80% Policy would become effective upon approval by ARDC's stockholders. The Reorganization will be consummated only if the stockholders of ARMF approve Proposal 1 and the stockholders of ARDC approve Proposals 2(A), 2(B), 2(C) and 2(D). Proposals 2(A), 2(B), 2(C) and 2(D) are collectively referred to as the "ARDC Proposals."

Stockholders of each Fund of record as of the close of business on May 22, 2015 are entitled to vote at the Special Meeting or any adjournment, postponement or delay thereof.

ARDC will be the Fund surviving the Reorganization. The term "Combined Fund" refers to ARDC as the surviving Fund after the Reorganization, and assumes that the investment policy and restriction changes in Proposals 2(B), 2(C) and 2(D) (described below) have been approved by ARDC stockholders.

The Reorganization proposes to combine two Funds that have the same Adviser, the same portfolio managers, the same Board members and similar (but not identical) investment objectives, policies, strategies, risks and restrictions. In addition, both Funds list their common shares on the NYSE, utilize similar amounts of leverage and have adopted substantially the same dividend reinvestment plans. Pursuant to the Reorganization Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. The Target Fund will terminate its registration under the Investment Company Act after the completion of the Reorganization. The Combined Fund will continue to operate after the Reorganization as a registered, closed-end management investment company. In connection with the Reorganization, the stockholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund. Separate from the proposals regarding the Reorganization, ARDC is seeking to amend certain of its fundamental

ii

investment restrictions and make changes to its current 80% investment policy. These changes, if approved, will provide ARDC with greater flexibility in selecting its investments similar to the investment flexibility currently available to ARMF.

In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"), in the form of book entry interests. The aggregate net asset value ("NAV") (not the market value) of the Acquiring Fund Shares received by the stockholders of the Target Fund in the Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such stockholders immediately prior to the Reorganization, less the applicable costs of the Reorganization (although Target Fund stockholders may receive cash for their fractional common shares). The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Target Fund prior to the Reorganization.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus is expected to reduce costs and is in the best interests of each Fund's stockholders.

In the event that the proposals associated with the Reorganization are not approved by the requisite vote of the stockholders of the Target Fund or the Acquiring Fund, each Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of the Target Fund is not approved, Ares Capital Management II LLC, each Fund's investment adviser (the "Adviser"), may, in connection with the ongoing management of the Target Fund, recommend alternative proposals to the Board of the Target Fund.

This Joint Proxy Statement/Prospectus sets forth concisely the information that stockholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated June 15, 2015, relating to this Joint Proxy Statement/Prospectus (the "Statement of Additional Information") has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Copies of each Fund's most recent annual report and semi-annual report can be obtained on a website maintained by the Adviser at www.arespublicfunds.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any stockholder upon request. Any such request should be directed to D.F. King & Co., Inc., the Fund's proxy solicitor, by calling (866) 796-7186 or by writing to D.F. King & Co., Inc. at 48 Wall Street, 22nd Floor, New York, New York 10005 or by sending an e-mail to ares@dfking.com. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC's website at www.sec.gov. The address of the principal executive offices of the Funds is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, and the telephone number is (310) 201-4100.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Adviser updates performance information for the Funds, as well as certain other information for the Funds, periodically on its website in the "About ARMF" and "About ARDC" sections of

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http://www.arespublicfunds.com. Stockholders are advised to periodically check the website for updated performance information and other information about the Funds.

Please note that only one copy of stockholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more stockholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of stockholder documents. Mailings of your stockholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any stockholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

The common shares of Ares Dynamic Credit Allocation Fund, Inc. are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "ARDC" and will continue to be so listed after the completion of the Reorganization. The common shares of Ares Multi-Strategy Credit Fund, Inc. are listed on the NYSE under the ticker symbol "ARMF." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the Special Meeting. For directions to the Special Meeting, please contact D.F. King & Co., Inc., the firm assisting us in the solicitation of proxies, at (866) 796-7186.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is June 15, 2015.

iv

TABLE OF CONTENTS

SUMMARY	1
PROPOSAL 1: THE REORGANIZATION OF THE TARGET FUND	1
The Proposed Reorganization	1
Background and Reasons for the Proposed Reorganization	1
Expenses	3
Appraisal Rights	5
Comparison of the Funds	5
Further Information Regarding the Reorganization	6
PROPOSAL 2: THE ISSUANCE OF THE ACQUIRING FUND'S COMMON SHARES AND CHANGES TO THE ACQUIRING FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS AND 80% INVESTMENT POLICY	7
PROPOSAL 1: THE REORGANIZATION OF THE TARGET FUND	10
FEE AND EXPENSE TABLE FOR STOCKHOLDERS	11
RISK FACTORS AND SPECIAL CONSIDERATIONS	14
Comparison of Risks	14
Risks Related to the Reorganization	15
Principal Risks of Investing in the Acquiring Fund	18
Other Risks Relating to Acquiring Fund Investments	30
Risks Associated with Market Developments and Regulatory Changes	35
Principal Risks Relating to Acquiring Fund Operations	38
COMPARISON OF THE FUNDS	46
Investment Objectives and Strategies	46
Investment Restrictions	52
Leverage	55
INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND	56
Investment Objective	56
Investment Strategies	56
Investment Process	60
Temporary Investments	63
Portfolio Composition	63
Segregation and Cover Requirements	73
Portfolio Turnover	73
INVESTMENT RESTRICTIONS OF THE ACQUIRING FUND	74
Fundamental Investment Restrictions	74
Non-Fundamental Investment Restrictions	75
REASONS FOR THE REORGANIZATION	75

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MANAGEMENT OF THE FUNDS	80
The Board	80
The Adviser	80
The Portfolio Managers	82
Legal Proceedings	83
Other Service Providers	83
Capitalization	83
ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS	84
General	84
Purchase and Sale	84
Share Price Data	85
Performance Information	85
DISTRIBUTIONS	86
DIVIDEND REINVESTMENT PLAN	87
CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND EACH FUND'S CHARTER AND BYLAWS	88
VOTING RIGHTS	91
APPRAISAL RIGHTS	92
FINANCIAL HIGHLIGHTS	93
INFORMATION ABOUT THE REORGANIZATION	95
TERMS OF THE REORGANIZATION AGREEMENT	95
Valuation of Assets and Liabilities	95
Amendments and Conditions	96
Postponement; Termination	96
Expenses of the Reorganization	96
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	97
PROPOSAL 2: THE ISSUANCE OF THE ACQUIRING FUND'S COMMON SHARES AND CHANGES TO THE ACQUIRING FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS AND 80% INVESTMENT POLICY	99
VOTING INFORMATION AND REQUIREMENTS	106
General	106
Record Date	106
Proxies	106
Voting Requirement for Proposal 1: The Reorganization of the Target Fund—ARMF Stockholders Only	107
Voting Requirement for Proposal 2: The Reorganization of the Acquiring Fund—ARDC Stockholders Only	108
STOCKHOLDER INFORMATION	109
STOCKHOLDER PROPOSALS	110
SOLICITATION OF PROXIES	110

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LEGAL MATTERS	110
OTHER MATTERS WITH RESPECT TO THE MEETING	110
PRIVACY NOTICE	111
OTHER INFORMATION	112

vii

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Stockholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATION OF THE TARGET FUND

The Proposed Reorganization

The Board of each Fund, including the directors (the "Board Members") who are not "interested persons" of each Fund (as defined in the Investment Company Act) (the "Independent Board Members"), has unanimously approved the Reorganization, including the Reorganization Agreement. Assuming the Target Fund's stockholders approve the Reorganization and the Acquiring Fund's stockholders approve the ARDC Proposals, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and for Acquiring Fund Shares, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. The Target Fund will terminate its registration under the Investment Company Act after the completion of the Reorganization and other necessary filings. The Target Fund will then dissolve under Maryland law.

In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund stockholders in the Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such stockholders immediately prior to the Reorganization, less the applicable costs of such Reorganization (although Target Fund stockholders may receive cash for their fractional common shares). The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Target Fund prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization proposes to combine two Funds that have the same Adviser, the same portfolio managers, the same Board members and similar (but not identical) investment objectives, policies, strategies, risks and restrictions. In addition, both Funds list their common shares on the NYSE, utilize similar amounts of leverage and have adopted substantially the same dividend reinvestment plans. The Board of each Fund, including the Independent Board Members, has determined that the Reorganization is in the best interests of the applicable Fund and that the interests of the existing stockholders of the applicable Fund will not be diluted with respect to NAV as a result of the Reorganization. In reaching its determinations, the Board of each Fund considered a number of factors presented at the time of the Board Meeting (as defined below) or at a prior meeting, including, but not limited to, the following:

•  the potential for a lower total annual expense ratio for ARMF and a commensurate, but slightly lower, total annual expense ratio for ARDC, in each case as compared to the expense ratio of the Fund prior to the Reorganization;

•  the potential for comparable (i.e., slightly lower or higher) earnings, which is expected to allow the Combined Fund to achieve a distribution yield on NAV comparable to the distribution yield on NAV for each of the Funds prior to the Reorganization;

•  As of May 31, 2015, the distribution yield on NAV of ARDC was 7.64% and the distribution yield on NAV of ARMF was 8.09%. There can be no assurance that ARDC or ARMF will be able to maintain their current distribution yields on NAV or that the Combined Fund's distribution yield on NAV will equal or exceed the Funds' current distribution yields on NAV.

•  the compatibility of the Funds' current and/or proposed investment objectives, policies and related risks, including that each Fund's stockholders will continue to invest in the Combined Fund, which will provide exposure to a dynamically managed portfolio of senior loans, corporate bonds and collateralized loan obligation ("CLO") investments;

•  the potential for greater investment flexibility and investment options for the Combined Fund, including the potential for greater diversification of portfolio investments and the potential for additional sources of leverage, greater flexibility managing leverage and more competitive leverage terms;

•  the consistency of portfolio management and portfolio composition of each Fund and the Combined Fund;

•  the potential for greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads and better trade execution for stockholders when purchasing or selling the Combined Fund's common shares;

•  the potential for additional research coverage and an increased focus by investors on the Combined Fund;

•  a possible narrowing of the trading discount to NAV of the Combined Fund to the extent the discount is affected by the other potential benefits of the Reorganization (e.g., additional analyst coverage, greater secondary market liquidity, potential operating efficiencies);

•  the anticipated tax-free nature of the Reorganization and each Fund's capital loss carryforwards;

•  the potential effects on each Fund's undistributed net investment income and the distributions of the Combined Fund to stockholders;

•  the potential for certain operating and administrative efficiencies, as the Combined Fund could have the ability to trade in larger positions and negotiate more favorable transaction terms, and certain fixed costs (e.g., printing and mailing of stockholder reports and proxy statements, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Fund;

•  the expected costs of the Reorganization to the Funds; and

•  whether the Adviser and its affiliates might benefit from the Reorganization

Each Board's determination was made on the basis of each Board Member's business judgment after consideration of all of the factors taken as a whole with respect to its Fund and stockholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. The Boards' considerations are described in greater detail under "Reasons for the Reorganization."

Expenses

The total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
2.77%	2.58%	2.53%

If the Reorganization had taken place as of the end of each Fund's last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 2.53%, representing a reduction in the total annual expense ratio for the stockholders of ARMF and ARDC of 0.24% and 0.05%, respectively. When we use the term "total annual expense ratio" above, we mean a Fund's total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Following October 31, 2014, each Fund became subject to certain additional or increased expenses. The following charts, using the assumptions indicated, show the total annual expense ratios of the Funds as adjusted to more closely reflect current operating expenses and additional expenses anticipated to be incurred by the Funds.

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014.

Under each Fund's advisory agreement, the Adviser may seek reimbursement from the Funds for the costs of certain administrative services provided to the Funds by the Adviser and its affiliates. The Adviser, however, contractually agreed not to seek reimbursement from the Funds for these administrative costs during the fiscal year ended October 31, 2014. As a result, Adviser reimbursement expenses do not appear in the total annual expense ratio shown above for either Fund (or in the pro forma expense ratio for the Combined Fund) for the period ended October 31, 2014. Commencing November 1, 2014, ARDC began reimbursing the Adviser for these administrative costs. Additionally, the Adviser will be permitted to seek administrative cost reimbursements from ARMF beginning November 1, 2015.

If the Adviser were permitted to seek reimbursement from the Funds for the costs of these administrative services during the fiscal year ended October 31, 2014, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.40%	2.82%	2.75%

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014, As Further Adjusted to Account for Leverage, Interest Expense and Other Operating Expenses.

For the fiscal year ending October 31, 2014, both ARDC and ARMF were not required to reimburse the Adviser for the costs of certain services during the reporting period. In addition, ARMF commenced operations in October 2013 and, as a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014.

The following table shows the pro forma total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund), in each case assuming (1) for ARDC (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period and (ii) the interest expense on its credit facility was applied at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.15% rate on borrowings to which ARDC was subject prior to amending the credit facility on October 2, 2014); and (2) for ARMF (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period; (ii) the Fund was leveraged 29% and incurred interest expense on its credit facility at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.10% rate on borrowings to which ARMF was subject prior to amending the credit facility on October 2, 2014); and (iii) the Fund was subject to investor relation fees of 0.10% (as compared to 0.12% for the Fund's first year of operations). Based on these assumptions and adjustments, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.39%	2.71%	2.68%

There can be no assurance that future expenses will not increase or that any expense savings for either Fund will be realized. The Adviser has contractually agreed not to seek administrative cost reimbursements from the Combined Fund for the period from the date the Reorganization is consummated through October 31, 2015 for the administrative services incurred during that period that are allocable to the NAV of ARMF calculated in connection with the consummation of the Reorganization. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of the Combined Fund. The Adviser is not required to seek reimbursement of its costs for providing administrative services and may choose not to do so.

The contractual management fee rate of the Combined Fund will be 1.00%, which is equal to the current contractual management fee rates of each of ARMF and ARDC. Each Fund calculates its management fee on the basis of the Fund's Managed Assets (as defined in each Fund's advisory agreement). If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services is higher than if the Fund does not use leverage because the fees paid are calculated on the Fund's Managed Assets, which include assets purchased with leverage. For the fiscal year ended October 31, 2014, the effective management fee rates were 1.36% and 1.41% for ARMF and ARDC, respectively. Based on the October 31, 2014 fiscal year end financial statements for each Fund, the pro forma effective management fee rate for the Combined Fund would be expected to be 1.39% of the Combined Fund's average daily net assets.

ARMF, however, commenced operations in October 2013. As a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014. If each of ARMF and ARDC is assumed to have leveraged its portfolio by approximately 29%, the effective management fee rate for each of ARMF, ARDC and the Combined Fund is expected to be 1.41% of each Fund's average daily net assets.

Appraisal Rights

Neither Fund's stockholders have appraisal rights for their common shares in their respective Fund.

Comparison of the Funds

The Funds have similar (but not identical) investment objectives, investment strategies and restrictions. The investment objective and strategies of the Acquiring Fund are non-fundamental and may be changed by the Board of the Acquiring Fund on prior notice to stockholders. Separately from the proposals included in this Joint Proxy Statement/Prospectus, ARDC has provided notice to its stockholders that it changed certain of its investment strategies to provide ARDC with greater flexibility in selecting its investments similar to the investment flexibility currently available to ARMF. In addition, stockholders of the Acquiring Fund are being asked to vote to amend certain fundamental investment restrictions of the Acquiring Fund and to adopt the New ARDC 80% Policy (which would be a non-fundamental investment policy).

Summary of Significant Differences in the Funds' Investment Objectives and Policies

Investment Objectives. The investment objective of ARMF is to seek an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The investment objective of ARDC is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. The Combined Fund will follow the Acquiring Fund's investment objective.

80% Investment Policies. The Target Fund has adopted a policy to invest, under normal market conditions, at least 80% of its Managed Assets (as defined below) in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations (the "ARMF 80% Policy"). The Target Fund defines "Managed Assets" as "the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund" ("ARMF Managed Assets"). For purposes of this definition, the liquidation preference of any preferred stock issued by the Target Fund is not considered a liability.

The Acquiring Fund has adopted a policy to invest, under normal market conditions, at least 80% of its Managed Assets (as defined below) in (i) secured loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and (ii) corporate bonds that are primarily high yield issues rated below investment grade (the "Current ARDC 80% Policy"). The Acquiring Fund defines "Managed Assets" as "total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness" ("ARDC Managed Assets"). Although the Target Fund and the Acquiring Fund have adopted slightly different definitions of "Managed Assets," these differences are descriptive in nature and the calculation and treatment of Managed Assets is identical between the Funds.

CLOs that are debt instruments are part of the ARMF 80% Policy, but not the Current ARDC 80% Policy. Investments in fixed-income derivative instruments are explicitly part of the ARMF 80% Policy, but are not explicitly part of the Current ARDC 80% Policy. ARMF's 80% Policy allows for a broader range of investments, including debt securities issued by CLOs. Stockholders of the Acquiring Fund are being asked to approve the adoption of the New ARDC 80% Policy, which is substantially the same as the ARMF 80% Policy, except that the New ARDC 80% Policy will be based on 80% of ARDC Managed Assets.

Securities Rated Below Caa1 or CCC+. ARMF has adopted a policy to not invest more than 20% of its ARMF Managed Assets in securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or unrated but judged by the Adviser to be of comparable quality. ARMF is prohibited from investing directly in securities rated C or lower by Moody's, or D or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization or unrated but judged by the Adviser to be of comparable quality. ARDC is not subject to a similar restriction. ARDC, therefore, has greater flexibility to invest in below investment grade instruments.

Issues in Payment Default. ARMF may not invest in issues that are in payment default as of the time of purchase. ARDC does not have a similar restriction. The Combined Fund will not be subject to ARMF's restriction on investments in issues that are in payment default at the time of purchase.

A more detailed comparison of the Funds' investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth under "Comparison of the Funds—Investment Objectives and Strategies."

Further Information Regarding the Reorganization

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization so qualifies, Target Fund stockholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Acquiring Fund stockholders will also not recognize gain or loss for U.S. federal income tax purposes by reason of the consummation of the Reorganization. It is a condition to the closing of the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Willkie Farr & Gallagher LLP ("Willkie Farr"), dated as of the closing date of the Reorganization (the "Closing Date"), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

On or prior to the Closing Date, the Target Fund will declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to the Target Fund's stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to the Target Fund's stockholders for U.S. federal income tax purposes.

Stockholder approval of the Reorganization by the Target Fund requires the affirmative vote of a majority of all the votes entitled to be cast on the matter. For additional information regarding voting requirements, see "Voting Information and Requirements." Proposal No. 1 for ARMF is contingent on the approval of the ARDC Proposals.

Subject to the requisite approval of the stockholders of the Target Fund and the Acquiring Fund with regard to the Proposals, it is expected that the Closing Date will be sometime during the third quarter of 2015, but it may be at a later date as determined by the Boards.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The Board of the Target Fund recommends that stockholders of ARMF vote "FOR" Proposal 1.

PROPOSAL 2: THE ISSUANCE OF THE ACQUIRING FUND'S COMMON SHARES AND CHANGES TO THE ACQUIRING FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS AND 80% INVESTMENT POLICY

In connection with the proposed Reorganization described under "Proposal 1: The Reorganization of the Target Fund," the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of the stated liabilities of the Target Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. Stockholders of the Acquiring Fund are being requested to approve the issuance of the Acquiring Fund Shares in connection with the Reorganization. The Acquiring Fund Shares, if approved, will be listed on the NYSE. The Reorganization is not expected to result in any reduction of the NAV of the common shares of the Acquiring Fund, other than to reflect the applicable costs of the Reorganization, including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with the Reorganization.

In addition to the issuance of Acquiring Fund Shares in connection with the proposed Reorganization of the Acquiring Fund, the Acquiring Fund seeks stockholder approval of certain changes to the Acquiring Fund's investment restrictions and policies. If approved, the Acquiring Fund will amend Fundamental Investment Restriction number 5, relating to the Fund's making of loans, and Fundamental Investment Restriction number 6, relating to the Fund's concentration policy, in order to expand the exceptions to these restrictions to permit the Acquiring Fund to invest in both investment grade and below investment grade debt and equity securities issued by CLOs, rather than solely investment grade debt securities issued by CLOs. A comparison of the Funds' fundamental and non-fundamental investment restrictions is set forth under "Comparison of the Funds—Investment Restrictions."

It is also proposed that ARDC adopt a new 80% investment policy as follows:

The Fund will invest, under normal market conditions, at least 80% of its ARDC Managed Assets in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations.

This New ARDC 80% Policy is broader than the Current ARDC 80% Policy. In particular, the New ARDC 80% Policy specifically includes investments in derivatives and CLO debt securities and will be a non-fundamental investment policy.

About the Reorganization

No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its stockholders pursuant to the Reorganization. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit stockholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Adviser showing that the Reorganization has the potential to result in a reduced Total Annual Expense Ratio for the Acquiring Fund.

The total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
2.77%	2.58%	2.53%

If the Reorganization had taken place as of the end of each Fund's last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 2.53%, representing a reduction in the total annual expense ratio for the stockholders of ARMF and ARDC of 0.24% and 0.05%, respectively. When we use the term "total annual expense ratio" above, we mean a Fund's total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Following October 31, 2014, each Fund became subject to certain additional or increased expenses. The following charts, using the assumptions indicated, show the total annual expense ratios of the Funds as adjusted to more closely reflect current operating expenses and additional expenses anticipated to be incurred by the Funds.

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014.

Under each Fund's advisory agreement, the Adviser may seek reimbursement from the Funds for the costs of certain administrative services provided to the Funds by the Adviser and its affiliates. The Adviser, however, contractually agreed not to seek reimbursement from the Funds for these administrative costs during the fiscal year ended October 31, 2014. As a result, Adviser reimbursement expenses do not appear in the total annual expense ratio shown above for either Fund (or in the pro forma expense ratio for the Combined Fund) for the period ended October 31, 2014. Commencing November 1, 2014, ARDC began reimbursing the Adviser for these administrative costs. Additionally, the Adviser will be permitted to seek administrative cost reimbursements from ARMF beginning November 1, 2015.

If the Adviser were permitted to seek reimbursement from the Funds for the costs of these administrative services during the fiscal year ended October 31, 2014, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.40%	2.82%	2.75%

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014, As Further Adjusted to Account for Leverage, Interest Expense and Other Operating Expenses.

For the fiscal year ending October 31, 2014, both ARDC and ARMF were not required to reimburse the Adviser for the costs of certain services during the reporting period. In addition, ARMF commenced operations in October 2013 and, as a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014.

The following table shows the pro forma total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund), in each case assuming (1) for ARDC (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period and (ii) the interest expense on its credit facility was applied at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.15% rate on borrowings to which ARDC was subject prior to amending the credit facility on October 2, 2014); and (2) for ARMF (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period; (ii) the Fund was leveraged 29% and incurred interest expense on its credit facility at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.10% rate on borrowings to which ARMF was subject prior to amending the credit facility on October 2, 2014); and (iii) the Fund was subject to investor relation fees of 0.10% (as compared to 0.12% for the Fund's first year of operations). Based on these assumptions and adjustments, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.39%	2.71%	2.68%

There can be no assurance that future expenses will not increase or that any expense savings for either Fund will be realized. The Adviser has contractually agreed not to seek administrative cost reimbursements from the Combined Fund for the period from the date the Reorganization is consummated through October 31, 2015 for the administrative services incurred during that period that are allocable to the NAV of ARMF calculated in connection with the consummation of the Reorganization. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of the Combined Fund. The Adviser is not required to seek reimbursement of its costs for providing administrative services and may choose not to do so.

The contractual management fee rate of the Combined Fund will be 1.00%, which is equal to the current contractual management fee rates of each of ARMF and ARDC. Each Fund calculates its management fee on the basis of the Fund's Managed Assets (as defined in each Fund's advisory agreement). If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services is higher than if the Fund does not use leverage because the fees paid are calculated on the Fund's Managed Assets, which include assets purchased with leverage. For the fiscal year ended October 31, 2014, the effective management fee rates were 1.36% and 1.41% for ARMF and ARDC, respectively. Based on the October 31, 2014 fiscal year end financial statements for each Fund, the pro forma effective management fee rate for the Combined Fund would be expected to be 1.39% of the Combined Fund's average daily net assets.

ARMF, however, commenced operations in October 2013. As a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014. If each of ARMF and ARDC is assumed to have leveraged its portfolio by approximately 29%, the effective management fee rate for each of ARMF, ARDC and the Combined Fund is expected to be 1.41% of each Fund's average daily net assets.

Stockholder approval of the issuance of shares of the Acquired Fund requires the affirmative vote of a majority of votes cast at the meeting relating to this proposal. Stockholder approval of the change to ARDC's fundamental investment restrictions and the New ARDC 80% Policy each require the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities. For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the stockholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the third quarter of 2015, but it may be at a later date as determined by the Boards.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The Board of the Acquiring Fund recommends that stockholders of the Acquiring Fund vote "FOR" each of the ARDC Proposals.

PROPOSAL 1: THE REORGANIZATION OF THE TARGET FUND

The Reorganization seeks to combine two Funds that have the same Adviser, the same portfolio managers, the same Board members and similar (but not identical) investment objectives, policies, strategies, risks and restrictions. In addition, both Funds list their common shares on the NYSE, utilize similar amounts of leverage and have adopted substantially the same dividend reinvestment plans. See "Comparison of the Funds."

The Board of each Fund, including the Independent Board Members, has unanimously approved the Reorganization, including the Reorganization Agreement. Assuming the Target Fund's stockholders approve the Reorganization and the Acquiring Fund's stockholders approve the ARDC Proposals, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Target Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. The Target Fund will terminate its registration under the Investment Company Act after the completion of the Reorganization and certain necessary filings. The Acquiring Fund will continue to operate after the Reorganization as a registered, closed-end investment company with the investment objective and policies of the Combined Fund described in this Joint Proxy Statement/Prospectus.

In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund stockholders in the Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such stockholders immediately prior to the Reorganization, less the applicable costs of such Reorganization (although Target Fund stockholders may receive cash for their fractional common shares). The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Target Fund prior to the Reorganization.

Each Board has reviewed data presented by the Adviser and believes that the Reorganization has the potential to result in a reduced Total Annual Expense Ratio for the stockholders of ARMF and ARDC, as certain fixed costs would be spread across the Combined Fund's larger asset base.

In approving the proposed Reorganization, the Board of each Fund, including the Independent Board Members, determined that participation in the Reorganization is in the best interests of its Fund and its stockholders and that the interests of its stockholders will not be diluted with respect to the NAV of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the proposed Reorganization. See "Reasons for the Reorganization."

If the Reorganization is not approved, each Fund will continue to operate as a standalone Maryland corporation and will continue to be advised by the Adviser. If, however, the Reorganization is not approved, the Adviser may, in connection with ongoing management of the Target Fund, recommend alternative proposals to the Board of the Target Fund.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, Target Fund stockholders will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Acquiring Fund stockholders will also not recognize gain or loss for U.S. federal income tax purposes by reason of the consummation of the Reorganization. It is a condition to the closing of the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Willkie Farr, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

Stockholder approval of the Reorganization by the Target Fund requires the affirmative vote of a majority of all the votes entitled to be cast on the matter. For additional information regarding voting requirements, see "Voting Information and Requirements."

FEE AND EXPENSE TABLE FOR STOCKHOLDERS

Fee and Expense Table for Stockholders of the Funds as of October 31, 2014

The Fee and Expense Table below provides information about the fees and expenses attributable to shares of the Funds, assuming the Reorganization had taken place at the end of the Target Fund's most recent fiscal year, and the estimated pro-forma fees and expenses attributable to shares of the pro-forma Combined Fund. The percentages presented in the fee table are based on fees and expenses incurred during the fiscal year ended October 31, 2014. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of the Target Fund as of the date of the Target Fund's most recent fiscal year ended October 31, 2014, see "Capitalization."

	Target Fund (ARMF)(a)	Acquiring Fund (ARDC)(b)	Pro Forma Combined Fund (ARDC as Surviving Fund)
Stockholder Transaction Expenses
Sales Load (as a percentage of the common share offering price)(c)	None	None	None
Dividend Reinvestment Plan Fees(d)	None	None	None
Annual Total Expenses Borne by Common Stockholders
Management Fees(e)	1.36%	1.41%	1.39%
Interest Payments on Borrowed Funds	0.48%	0.56%	0.54%
Other Expenses(f)(g)(h)	0.93%	0.61%	0.60%
Total Annual Expenses (inclusive of interest expense)(i)	2.77%	2.58%	2.53%

(a)  This table reflects that, as of October 31, 2014, ARMF had incurred indebtedness in an aggregate amount of 27% of its Managed Assets (after the incurrence of such indebtedness).

(b)  This table reflects that, as of October 31, 2014, ARDC had incurred indebtedness in an aggregate amount of 29% of its Managed Assets (after the incurrence of such indebtedness).

(c)  No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(d)  The plan administrator's service fee, if any, and expenses for administering the plan is paid for by each Fund. You may be required to pay brokerage commissions in connection with the reinvestment of dividends and distributions. See "Dividend Reinvestment Plan."

(e)  The Adviser is entitled to receive a monthly management fee at the annual rate of 1% of the average daily value of each Fund's Managed Assets (as defined in each Fund's advisory agreement) and will be entitled to receive a monthly management fee at the annual rate of 1% of the average daily value of the Combined Fund's Managed Assets. If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Fund's Managed Assets, which include assets purchased with leverage. The effective management fee for each Fund reflects the leverage used by the Fund as of its October 31, 2014 fiscal year end. For the purposes of this table, it is assumed that the Combined Fund will have indebtedness of approximately 29% of the Managed Assets of the Combined Fund (after the leverage is incurred).

  ARMF commenced operations in October 2013 and spent a portion of its 2014 fiscal year investing the proceeds from its initial public offering. As a result, ARMF did not employ its current level of leverage during the 2014 fiscal year. Based on ARMF's averaged leverage ratio from December 2, 2013 (the date that ARMF entered into its credit facility following its initial public offering and began utilizing leverage) to October 31, 2014, representing 29% of its Managed Assets, ARMF's effective management fee rate would be 1.41%.

(f)  For ARMF, the Adviser has the right under its advisory agreement to be reimbursed for costs related to administrative services provided by the Adviser and its affiliates to ARMF. The Adviser has contractually agreed until October 31, 2015 to not seek reimbursement from ARMF for costs of the Adviser and its affiliates for providing certain non-advisory services to ARMF. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of ARMF. Payment of these reimbursements would cause ARMF's Total Annual Expenses to increase.

(g)  For ARDC, the Adviser has the right under its advisory agreement to be reimbursed for costs related to administrative services provided by the Adviser and its affiliates to ARDC, provided that no such reimbursement shall be payable by ARDC in respect of costs of the Adviser or its affiliates incurred prior to November 1, 2014. If ARDC's "Other Expenses" as of October 31, 2014 are adjusted to include estimated costs of $796,544 reflecting reimbursements for administrative services provided by the Adviser and its affiliates that the Fund would have paid to the Adviser had the Adviser been permitted to seek reimbursement from the Fund for these costs during the fiscal year ended October 31, 2014 then the "Other Expenses" for ARDC would have equaled 0.85%.

(h)  If the Reorganization closes prior to November 1, 2015, the Adviser expects to seek reimbursement from the Combined Fund for certain administrative services provided to the Combined Fund by the Adviser and its affiliates from the Closing Date of the Reorganization until October 31, 2015. The Adviser, however, has contractually agreed to not seek administrative expense reimbursement from the Combined Fund for the period from the date the Reorganization is consummated through October 31, 2015 for the administrative costs incurred during that period that are allocable to the NAV of ARMF calculated in connection with the consummation of the Reorganization. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of ARDC (i.e., the directors of the Combined Fund). If the Combined Fund's pro forma "Other Expenses" as of October 31, 2014 are adjusted to include estimated costs of $796,544 reflecting reimbursements for administrative services provided by the Adviser and its affiliates to ARDC that ARDC would have paid to the Adviser had the Adviser been permitted to seek reimbursement from the Fund for these costs during the fiscal year ended October 31, 2014 then the "Other Expenses" for the Combined Fund would have equaled 0.77%.

(i)  Assuming that each Fund is the same size as in the table above and has its credit facility in place (including the incurrence of commitment fees or similar charges associated with entering into the credit facility), but that no borrowing and therefore no interest expense is incurred, each Fund's estimated total annual expenses would be:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
2.29%	2.02%	1.99%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund, on a pro forma basis as of October 31, 2014, if the Reorganization is completed with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor holding common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Annual Expenses Ratio (including Interest Payments on Borrowed Funds) for each Fund set forth in the Fee and Expense Table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
ARMF	$28	$87	$148	$313
ARDC	$26	$81	$139	$294
Pro Forma Combined Fund (ARDC as Surviving Fund)	$26	$80	$136	$289

If no borrowing is incurred and therefore no interest paid on indebtedness is included, the total expenses incurred for 1, 3, 5 and 10 years would be $23, $72, $124 and $265, respectively, for ARMF; $21, $64, $110 and $237, respectively, for ARDC; and $20, $63, $108 and $233, respectively, for the Combined Fund.

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Each Fund will bear expenses incurred in connection with the Reorganization that are not reflected in "Other Expenses," including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, including legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

Because the Funds have already incurred expenses solely and directly attributable to the Reorganization and because the Funds (and not the Adviser) are responsible for paying those expenses, if ARMF's or ARDC's respective stockholders do not approve the Reorganization or Proposals 2(A), 2(B), 2(C) and 2(D), as applicable, each Fund will continue to be responsible for the expenses arising from the proposed Reorganization even though the proposed Reorganization will not occur, and those expenses may be material.

The expenses of the Reorganization are estimated to be $407,500 for ARMF and $407,500 for ARDC. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein. The Adviser will not be responsible for any Reorganization expenses, including expenses related to Proposals 1, 2(A), 2(B), 2(C) and 2(D). Neither the Funds nor the Adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization or any other proposals (e.g., expenses incurred by the stockholders as a result of attending the stockholder meeting, voting on the Reorganization or any other proposals or other action taken by the stockholders in connection with the Reorganization).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to substantially similar investment risks. The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund, including, if approved, the New ARDC 80% Policy. Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Fund. To the extent the Acquiring Fund invests more of its assets in debt instruments, including (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and, (iv) to the extent such securities are debt instruments, CLO Securities, it may have greater exposure to the risks associated with investment in those securities and financial instruments. The New ARDC 80% Policy is broader than the Current ARDC 80% Policy. In particular, the New ARDC 80% Policy specifically includes in the 80% policy (i) fixed income securities that are represented by derivatives and (ii) CLO debt securities. Similar to the proposed change in ARDC's fundamental investment policies above, if the stockholders of ARDC approve the New ARDC 80% Policy, ARDC will have greater flexibility to invest in derivative instruments and CLO Securities. ARDC will also have greater flexibility in selecting its investments, particularly CLO Securities that are rated below investment grade and CLO equity securities. These changes may also result in an increase in ARDC's exposure to the risks associated with derivative instruments and CLO Securities.

There can be no assurance that the Acquiring Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated. The Acquiring Fund expects that its allocation to different types of investments and financial instruments will change over time based on market conditions, the current views of its Adviser and other factors.

In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds' common shares may trade at a discount from the Funds' NAVs. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

See "Comparison of the Funds" in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.

Risks Related to the Reorganization

Expenses.

While the Funds currently estimate that the Reorganization will result in reduced aggregate expenses of the Combined Fund if the Reorganization is completed, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

After the Reorganization, the Combined Fund is expected to incur lower total annual expenses on a per common share basis than is currently incurred by ARMF and ARDC. In addition, the Combined Fund may incur higher total annual expenses for a period after the completion of the Reorganization due to expenses associated with the Reorganization prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease. When we use the term "total annual expenses," we mean a Fund's total annual operating expenses (including interest expenses). When we use the term "total annual expense ratio," we mean a Fund's total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

The total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
2.77%	2.58%	2.53%

If the Reorganization had taken place as of the end of each Fund's last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 2.53%, representing a reduction in the total annual expense ratio for the stockholders of ARMF and ARDC of 0.24% and 0.05%, respectively.

Following October 31, 2014, each Fund became subject to certain additional or increased expenses. The following charts, using the assumptions indicated, show the total annual expense ratios of the Funds as adjusted to more closely reflect current operating expenses and additional expenses anticipated to be incurred by the Funds.

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014.

Under each Fund's advisory agreement, the Adviser may seek reimbursement from the Funds for the costs of certain administrative services provided to the Funds by the Adviser and its affiliates. The Adviser, however, contractually agreed not to seek reimbursement from the Funds for these administrative costs during the fiscal year ended October 31, 2014. As a result, Adviser reimbursement expenses do not appear in the total annual expense ratio shown above for either Fund (or in the pro forma expense ratio for the Combined Fund) for the period ended October 31, 2014. Commencing November 1, 2014, ARDC began reimbursing the Adviser for these administrative costs. Additionally, the Adviser will be permitted to seek administrative cost reimbursements from ARMF beginning November 1, 2015.

If the Adviser were permitted to seek reimbursement from the Funds for the costs of these administrative services during the fiscal year ended October 31, 2014, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.40%	2.82%	2.75%

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014, As Further Adjusted to Account for Leverage, Interest Expense and Other Operating Expenses.

For the fiscal year ending October 31, 2014, both ARDC and ARMF were not required to reimburse the Adviser for the costs of certain services during the reporting period. In addition, ARMF commenced operations in October 2013 and, as a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014.

The following table shows the pro forma total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund), in each case assuming (1) for ARDC (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period and (ii) the interest expense on its credit facility was applied at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.15% rate on borrowings to which ARDC was subject prior to amending the credit facility on October 2, 2014); and (2) for ARMF (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period; (ii) the Fund was leveraged 29% and incurred interest expense on its credit facility at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.10% rate on borrowings to which ARMF was subject prior to amending the credit facility on October 2, 2014); and (iii) the Fund was subject to investor relation fees of 0.10% (as compared to 0.12% for the Fund's first year of operations). Based on these assumptions and adjustments, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.39%	2.71%	2.68%

There can be no assurance that future expenses will not increase or that any expense savings for either Fund will be realized. The Adviser has contractually agreed not to seek administrative cost reimbursements from the Combined Fund for the period from the date the Reorganization is consummated through October 31, 2015 for the administrative services incurred during that period that are allocable to the NAV of ARMF calculated in connection with the consummation of the Reorganization. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of the Combined Fund. The Adviser is not required to seek reimbursement of its costs for providing administrative services and may choose not to do so.

The contractual management fee rate of the Combined Fund will be 1.00%, which is equal to the current contractual management fee rates of each of ARMF and ARDC. Each Fund calculates its management fee on the basis of the Fund's Managed Assets (as defined in each Fund's advisory agreement). If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services is higher than if the Fund does not use leverage because the fees paid are calculated on the Fund's Managed Assets, which include assets purchased with leverage. For the fiscal year ended October 31, 2014, the effective management fee rates were 1.36% and 1.41% for ARMF and ARDC, respectively. Based on the October 31, 2014 fiscal year end financial statements for each Fund, the pro forma effective management fee rate for the Combined Fund would be expected to be 1.39% of the Combined Fund's average daily net assets.

ARMF, however, commenced operations in October 2013. As a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014. If each of ARMF and ARDC is assumed to have leveraged its portfolio by approximately 29%, the effective management fee rate for each of ARMF, ARDC and the Combined Fund is expected to be 1.41% of each Fund's average daily net assets.

The Funds will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, the SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, including legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, and auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Because the Funds have already incurred expenses solely and directly attributable to the Reorganization and because the Funds (and not the Adviser) are responsible for paying those expenses, if either Fund's respective stockholders do not approve the Reorganization, the Funds will continue to be responsible for the expenses arising from the proposed Reorganization even though the proposed Reorganization will not occur, and those expenses may be material.

Neither the Funds nor the Adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization or other matters to be voted on (e.g., expenses incurred by the stockholder as a result of attending the stockholder meeting, voting on the proposals or other action taken by the stockholder in connection with the proposals).

Earnings and Distribution Yield.

The Combined Fund's earnings and distribution yield on NAV are expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of each Fund prior to the Reorganization. However, the Combined Fund's earnings and distribution yield on NAV may change over time, and depending on market conditions, may be significantly higher or lower than each Fund's earnings and distribution yield prior to the Reorganization.

A Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund's common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund's common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganization.

The common shares of each Fund have typically traded at a discount and to NAV. As of June 10, 2015, each Fund traded at a discount to its respective NAV. To the extent that the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund's stockholders would have the potential for an economic benefit. To the extent that the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund's stockholders may be negatively impacted if the Reorganization is consummated. The Acquiring Fund's stockholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganization, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund's current trading market price. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

Tax Considerations.

See "Material Federal Income Tax Consequences of the Reorganization" for a summary of certain U.S. federal income tax consequences of the Reorganization.

Principal Risks of Investing in the Acquiring Fund

An investment in the common shares of the Acquiring Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this Joint Proxy Statement/Prospectus. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of common stockholders to reinvest dividends. If any of the risks discussed in this Joint Proxy Statement/Prospectus occurs, the Acquiring Fund's results of operations could be materially and adversely affected. If this were to happen, the price of the common shares could decline significantly and you could lose all or a part of your investment.

General.

Investing in the common shares involves certain risks and the Acquiring Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Acquiring Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Acquiring Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Acquiring Fund's investments decreases. The value of your common shares also will be affected by the Acquiring Fund's ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Investment and Market Risk.

An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Acquiring Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower (as defined below), movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund, if any, and the ability of common stockholders to reinvest dividends. The Acquiring Fund anticipates using leverage, which will magnify the Acquiring Fund's risks and, in turn, the risks to the common stockholders. Use of leverage is subject to the risks described below under "Leverage Risk."

Senior Loans Risk.

The Senior Loans in which the Acquiring Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although Senior Loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. See "Below Investment Grade Rating Risk." Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Acquiring Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. Senior Loans are subject to a number of risks described elsewhere in this Joint Proxy Statement/Prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Acquiring Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Acquiring Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor's existing secured indebtedness, such as existing Senior Loans or secured Corporate Bonds.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, the Acquiring Fund will be particularly dependent on the analytical abilities of the Adviser.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Acquiring Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Acquiring Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the net asset value of the common shares. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the net asset value of the common shares.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Acquiring Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Acquiring Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Acquiring Fund could receive for the Senior Loan may be adversely affected.

The Acquiring Fund expects to acquire Senior Loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Acquiring Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Acquiring Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Acquiring Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Acquiring Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Acquiring Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Acquiring Fund may not have voting rights or inspection rights that the Acquiring Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Acquiring Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans Risk.

Subordinated loans ("Subordinated Loans") generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bond Risk.

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. Certain risks associated with investments in Corporate Bonds are described elsewhere in this Joint Proxy Statement/Prospectus in further detail, including under "Credit Risk," "Prepayment Risk" and "Inflation/Deflation Risk." There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments. High yield Corporate Bonds are subject to the risks described under "Below Investment Grade Rating Risk."

CLO Securities Risk.

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Acquiring Fund invests.

The CLOs in which the Acquiring Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Acquiring Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Acquiring Fund is entitled to receive payments with respect to the tranches in which the Acquiring Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Acquiring Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Acquiring Fund. In the case of tranches ranking equally with the tranches in which the Acquiring Fund invests, the Acquiring Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Acquiring Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk.

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Below Investment Grade Rating Risk.

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade Senior Loans, high yield securities and other similar instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade Corporate Bonds and Senior Loans and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a Corporate Bond and Senior Loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade Corporate Bonds and Senior Loans and similar instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such Corporate Bonds, Senior Loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade Corporate Bonds and Senior Loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Under normal market conditions, the Acquiring Fund will invest in Senior Loans and Corporate Bonds, and may invest in Subordinated Loans and other debt instruments, including securities of Stressed Issuers, rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Acquiring Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. See "Special Situations and Stressed Investments Risk."

Special Situations and Stressed Investments Risk.

Although investments in debt and equity securities and other obligations of Stressed Issuers (as defined below) ("Special Situation Investments") may result in significant returns for the Acquiring Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Acquiring Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Acquiring Fund invests, the Acquiring Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Acquiring Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Acquiring Fund may make investments in a company that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings (each, a "Stressed Issuer"), when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Acquiring Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Acquiring Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Acquiring Fund would receive any interest payments on the Special Situation Investment, the Acquiring Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Acquiring Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Acquiring Fund seeks capital appreciation through investment in Special Situation Investments, the Acquiring Fund's ability to achieve current income for its stockholders may be diminished. The Acquiring Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Acquiring Fund, there can be no assurance that the securities or other assets received by the Acquiring Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Acquiring Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Acquiring Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Acquiring Fund may be restricted from disposing of such securities. To the extent that the Acquiring Fund becomes involved in such proceedings, the Acquiring Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Credit Risk.

Credit risk is the risk that one or more loans or debt securities in the Acquiring Fund's portfolio will decline in price or fail to pay interest or principal when due because one or more Borrowers experiences an actual or perceived decline in its condition, financial or otherwise, or in its prospects. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Acquiring Fund's investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Acquiring Fund invests in below investment grade Corporate Bonds, Senior Loans or other investments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the Borrower's revenues or a general economic downturn, than are the prices of higher grade securities or loans.

Prepayment Risk.

During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For Corporate Bonds, such payments often occur during periods of declining interest rates, which may require the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund's income and distributions to the Acquiring Fund's stockholders. This is known as prepayment or "call" risk. Below investment grade Corporate Bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than the stated principal amount) only if certain prescribed conditions are met ("Call Protection"). A Borrower may redeem Corporate Bonds if, for example, the Borrower can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the Borrower. Fixed income securities may be purchased at prices below or above their stated principal amount. For premium Corporate Bonds (Corporate Bonds acquired at prices that exceed their stated principal amount), prepayment risk may be increased given that the Acquiring Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount.

Senior Loans and Subordinated Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans and Subordinated Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan and Subordinated Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Acquiring Fund derives interest income will be reduced. The Acquiring Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest Rate Risk.

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Acquiring Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Acquiring Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Acquiring Fund's common shares.

Liquidity Risk.

The Acquiring Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Acquiring Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Acquiring Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Acquiring Fund would receive upon disposition of such securities. The Adviser's judgment may play a greater role in the valuation process. See "Valuation Risk."

Reinvestment Risk.

Reinvestment risk is the risk that income from the Acquiring Fund's portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio's current earnings rate.

Duration and Maturity Risk.

The Acquiring Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Acquiring Fund to certain magnified risks.

Inflation/Deflation Risk.

Inflation risk is the risk that the value of certain assets or income from the Acquiring Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Acquiring Fund's use of leverage would likely increase, which would tend to further reduce returns to the Acquiring Fund's stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of Borrowers and may make Borrower defaults more likely, which may result in a decline in the value of the Acquiring Fund's portfolio.

Structured Products Risk.

General. Structured products include, without limitation, CLO Securities and structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The risks associated with investments in CLO Securities are described above under "CLO Securities Risk."

The Acquiring Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same assets, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Acquiring Fund.

Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market. Where the Acquiring Fund's investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Acquiring Fund may invest in structured products collateralized by below investment grade or distressed loans or securities. Investments in such structured products are subject to the risks associated with below investment grade securities, described above under "Below Investment Grade Rating Risk." Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Acquiring Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Derivatives Risks.

General Risks Associated with Derivatives. The Acquiring Fund may use derivatives including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, derivatives may be used as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Acquiring Fund invests in a derivative for speculative purposes, the Acquiring Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Acquiring Fund to various risks, including, but not limited to, the following:

•  Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Acquiring Fund's counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Acquiring Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Acquiring Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

•  Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•  Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•  Liquidity Risk. The risk that certain instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Acquiring Fund engages in OTC derivative transactions. The illiquidity of OTC derivative transactions may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. Such illiquidity may also make it more difficult for the Acquiring Fund to ascertain the market value of derivatives.

•  Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Acquiring Fund seeks exposure.

•  Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Acquiring Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•  Regulatory Risk. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives, including potentially limiting or restricting the ability of the Acquiring Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. See "Legislation and Regulation Risk."

Furthermore, the Acquiring Fund's ability to successfully use derivatives depends on the Adviser's ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Acquiring Fund for investment purposes.

Swap Agreements Risk. Swap agreements are two party contracts entered into primarily by institutional investors in OTC markets for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Acquiring Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Acquiring Fund to be illiquid. Moreover, the Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Acquiring Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Adviser's current credit standards for OTC counterparties. Swap agreements also bear the risk that the Acquiring Fund will not be able to meet its payment obligations to the counterparty. Generally, the Acquiring Fund will deposit in a segregated account or "ear mark" liquid assets permitted to be so segregated or "ear marked" by the SEC in an amount equal to or greater than the market value of the Acquiring Fund's liabilities under the swap agreement or the amount it would cost the Acquiring Fund initially to make an equivalent direct investment plus or minus any amount the Acquiring Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Acquiring Fund's ability to use swap agreements. In addition, the swap markets have recently become subject to extensive regulation. It is possible that such new regulations, including the adoption of any proposed regulations, could adversely affect the Acquiring Fund's ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, if the swap is physically settled. If the swap is cash settled, an auction process is used to determine the "recovery value" of the contract, and the seller may be required to deliver the related net cash amount. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs and the credit default contract is required to physically settle, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. If the credit default contract is required to cash settle, the Acquiring Fund may elect to receive a cash amount equal to the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs and the credit default contract is required to physically settle, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. If the credit default contract is required to cash settle, the Acquiring Fund will be generally obligated to pay the buyer the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process. With respect to credit default contracts whereby the Acquiring Fund is a

"buyer" of credit protection and that are contractually required to cash settle, the Acquiring Fund sets aside liquid assets in an amount equal to the Acquiring Fund's daily marked-to-market net obligations under the contracts. For credit default contracts whereby the Acquiring Fund is a "buyer" of credit protection and that are contractually required to physically settle, or for credit default contracts whereby the Acquiring Fund is deemed to be a "seller" of credit protection, the Acquiring Fund sets aside the full notional value of such contracts.

Swaptions Risk. The Acquiring Fund, to the extent permitted under applicable law, may enter into "swaptions," which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Acquiring Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Acquiring Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Acquiring Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Acquiring Fund writes a swaption, upon exercise of the option, the Acquiring Fund will become obligated according to the terms of the underlying agreement and may incur a loss, which may be substantial.

Credit-Linked Securities Risk. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Acquiring Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivatives and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Acquiring Fund would receive. The Acquiring Fund's investments in these instruments are indirectly subject to the risks associated with derivatives, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

Other Risks Relating to Acquiring Fund Investments

Risks Associated with Investments in Equity Securities Incidental to Investments in Senior Loans.

Investments in equity securities incidental to investments in Senior Loans or other debt instruments entail certain risks in addition to those associated with investments in Senior Loans or other debt instruments. Because equity is merely the residual value of a Borrower after all claims and other interests, it is inherently more risky than Senior Loans or other debt instruments of the same Borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company- and industry-specific developments and general market conditions. These risks may increase fluctuations in the net asset value of the common shares. The Acquiring Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan or other debt instruments of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Acquiring Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Short Sales Risk.

A short sale is a transaction in which the Acquiring Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Acquiring Fund arranges through a broker to borrow the securities and, in so doing, the Acquiring Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Acquiring Fund intends to replace the securities at a lower price and therefore profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Acquiring Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Acquiring Fund replaces the borrowed securities. The Acquiring Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Acquiring Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Acquiring Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Acquiring Fund incorrectly predicts that the price of the borrowed security will decline, the Acquiring Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants Risk.

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans or Corporate Bonds and this may increase the volatility of the net asset value of the common shares.

Lender Liability Risk.

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or stockholders. Because of the nature of its investments, the Acquiring Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of the Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Acquiring Fund, the Acquiring Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Distressed Investments, Litigation, Bankruptcy and Other Proceedings Risk.

Investments in distressed securities involve a material risk of involving the Acquiring Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Acquiring Fund.

There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor's return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor's estate prior to any return to creditors.

Certain fixed-income securities invested in by the Acquiring Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Acquiring Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Acquiring Fund may not receive any payment on the securities. If the Acquiring Fund or the Adviser is found to have interfered with the affairs of a company in which the Acquiring Fund holds a debt investment, to the detriment of other creditors or common stockholders of such company, the Acquiring Fund may be held liable for damages to injured parties or a bankruptcy court. While the Acquiring Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Acquiring Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Acquiring Fund's portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact the Acquiring Fund's securities.

Non-U.S. Securities Risk.

Investments in Senior Loans, Subordinated Loans and other securities of non-U.S. issuers or Borrowers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies. In addition, the Acquiring Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Acquiring Fund to lose money on its investments in non-U.S. securities. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices.

The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the common shares are not traded on the NYSE, the market value or net asset value of the common shares can change at times when the common shares cannot be sold.

Investments in so-called "emerging markets" (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have less fully developed and relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Eurozone Risk.

Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Acquiring Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Acquiring Fund. A number of the Acquiring Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Acquiring Fund.

Foreign Currency Risk.

The common shares are priced in U.S. dollars and the Acquiring Fund's distributions are paid in U.S. dollars. Because the Acquiring Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Acquiring Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the net asset value of the common shares could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Acquiring Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Acquiring Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Repurchase Agreements and Reverse Repurchase Agreements Risk.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Acquiring Fund upon acquisition is accrued as interest and included in its net investment income.

Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and Corporate Bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Acquiring Fund might be unable to deliver them when the Acquiring Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund's obligation to repurchase the securities, and the Acquiring Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

U.S. Government Debt Securities Risk.

U.S. Government debt securities historically have not involved the level of credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of the common shares. Because the magnitude of these fluctuations will generally be greater at times when the Acquiring Fund's average maturity is longer, under certain market conditions, the Acquiring Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Risks Associated with Market Developments and Regulatory Changes

Market Developments Risk.

Beginning in 2007, the global financial markets experienced stress, volatility, instability, illiquidity and disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. While this volatility and disruption peaked in 2008 to 2009 and appears to have abated somewhat, these events contributed to general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions worsen, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain Borrowers may, due to macroeconomic conditions, be unable to repay their Senior Loans or other debt obligations because of these conditions. A Borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on the underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize a Borrower's ability to meet its obligations under its debt instruments. The Acquiring Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. The Acquiring Fund may also experience a loss of principal.

These developments also (i) may make it more difficult for the Acquiring Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis; (ii) could adversely affect the ability of the Acquiring Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common stockholders; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Acquiring Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Acquiring Fund and adversely affect the net asset value and market price of the common shares.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including certain Senior Loans. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

Government Intervention in the Financial Markets Risk.

Instability in the financial markets has led the U.S. Government, the Federal Reserve and foreign governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, debt instruments or structured products in which the Acquiring Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable or not fully understood or anticipated. See "Legislation and Regulation Risk." Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Acquiring Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Acquiring Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Acquiring Fund. The Adviser will monitor developments and seek to manage the Acquiring Fund's portfolio in a manner consistent with achieving the Acquiring Fund's investment objective, but there can be no assurance that it will be successful in doing so.

Legislation and Regulation Risk.

On July 21, 2010, the President signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, grants regulatory authorities such as the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Acquiring Fund or investments made by the Acquiring Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

While some regulations have been adopted by the CFTC and SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Acquiring Fund. The implementation of the Dodd-Frank Act could adversely affect the Acquiring Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of entering into derivatives, including potentially limiting or restricting the ability of the Acquiring Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Acquiring Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Acquiring Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. The comment period for the concept release closed on November 7, 2011. While the nature of any such regulations or interpretations is uncertain at this time, it is possible that such regulations could limit the implementation of the Acquiring Fund's use of derivatives and increase the Acquiring Fund's asset coverage requirements under the Investment Company Act, which could have an adverse impact on the Acquiring Fund and/or its ability to incur effective leverage. Neither the Acquiring Fund nor the Adviser can predict the effects of these regulations or interpretations on the Acquiring Fund's portfolio. The Adviser intends to monitor developments and seek to manage the Acquiring Fund's portfolio in a manner consistent with achieving the Acquiring Fund's investment objective, but there can be no assurance that it will be successful in doing so.

With respect to Europe, the FSB, which monitors and makes recommendations about the global financial system, has enhanced its monitoring and regulation of the so-called "shadow banking" system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The FSB, working with the Basel Committee on Banking Supervision and the International Organization of Securities Commissions, also issued policy recommendations in November 2012 to strengthen the oversight and regulation of the shadow banking system. The recommendations were issued for public consultation, and the FSB issued the final recommendations in August 2013. The recommendations contain proposals to, among other things, enhance data reporting and disclosure requirements for shadow banking activities. If the Acquiring Fund was considered to be engaged in "shadow banking," the regulatory and operating costs associated therewith could adversely impact the implementation of the Acquiring Fund's investment strategy and returns and may become prohibitive.

At any time after the date of this Joint Proxy Statement/Prospectus, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Acquiring Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective.

Risks Associated with Recent Commodity Futures Trading Commission Rulemaking.

The Adviser claims an exclusion from the definition of the term "commodity pool operator" in accordance with CFTC Regulation 4.5 so that the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Acquiring Fund. In order to maintain the exclusion for the Adviser, the Acquiring Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA's jurisdiction, and the Acquiring Fund must not market itself as providing investment exposure to such instruments. If the Acquiring Fund's investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC's CPO registration requirements with respect to the Acquiring Fund, and the disclosure and operations of the Acquiring Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the Investment Company Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

Market Disruption and Geopolitical Risk.

The European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the United States and around the world, the impact of natural disasters and other events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Acquiring Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. and global economies and financial markets. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could have an acute effect on individual issuers or related groups of issuers. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the common shares. Senior Loans and Corporate Bonds rated below investment grade and investments with similar characteristics tend to be more volatile than investment grade fixed income securities and, as a result, these events and other market disruptions may have a greater impact on the prices and volatility of such instruments than on investment grade fixed income securities. There can be no assurance that such market disruptions may not have other material and adverse implications for the Senior Loan and Corporate Bond markets or other markets in which the Acquiring Fund may invest.

Principal Risks Relating to Acquiring Fund Operations

Leverage Risk.

The Acquiring Fund may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Acquiring Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Acquiring Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the common stockholders, including increased variability of the Acquiring Fund's net income, distributions, net asset value and/or market price of its common shares in relation to market changes. Leverage is a speculative technique that exposes the Acquiring Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Acquiring Fund's portfolio will be magnified if the Acquiring Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the net asset value of the common shares, which will be borne entirely by the common stockholders, and in the price at which its common shares trade in the secondary market. For example, with respect to the Acquiring Fund's investments in Senior Loans or other debt instruments that provide a LIBOR floor that helps protect the Acquiring Fund's income in falling or flat-rate environments, if interest rates increase, the Acquiring Fund may not realize the same extent of additional income compared to any increase in the Acquiring Fund's cost of financing, which could result in the potential for a decrease in the level of income available for dividends or distributions made by the Acquiring Fund. If the Acquiring Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Acquiring Fund's return. These dividend payments or interest expenses (which will be borne entirely by common stockholders) may be greater than the Acquiring Fund's return on the underlying investments. The Acquiring Fund's leveraging strategy, if utilized, may not be successful.

The Acquiring Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the common shares, such that holders of preferred shares and/or notes or other Acquiring Fund indebtedness would have priority over the common stockholders in the distribution of the Acquiring Fund's assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would vote together with the holders of common shares on all matters, including the election of directors. Additionally, the holders of preferred shares would have the right separately to elect two directors of the Acquiring Fund, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Acquiring Fund's affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Acquiring Fund to liquidate its investments and would reduce the Acquiring Fund's use of leverage, which could negatively impact common stockholders. In addition, if the Acquiring Fund elects to issue preferred shares and/or notes (or other forms of indebtedness), its ability to make distributions to its common stockholders or to repurchase its stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act, Maryland law and the Acquiring Fund's lenders.

The Acquiring Fund will pay (and common stockholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Acquiring Fund, including higher advisory fees. As a result, the Acquiring Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the common shares. If the Acquiring Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the common stockholders and result in a reduction of the net asset value of the common shares.

The Acquiring Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Acquiring Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause common stockholders to receive a higher current rate of return than if the Acquiring Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Acquiring Fund, reducing returns to common stockholders. Developments in the credit markets may adversely affect the ability of the Acquiring Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to common stockholders.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common stockholders, including:

•  the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Acquiring Fund has issued will reduce the return to the common stockholders;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•  when the Acquiring Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Acquiring Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Acquiring Fund's use of leverage and create an inherent conflict of interest; and

•  leverage may increase expenses (which will be borne entirely by common stockholders), which may reduce total return.

If the Acquiring Fund issues preferred shares and/or notes or other forms of indebtedness, the Acquiring Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Acquiring Fund, or may be subject to covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Acquiring Fund's ability to achieve its investment objective.

Valuation Risk.

The Acquiring Fund utilizes independent pricing services and methodologies approved by the Board of Directors to value certain portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Acquiring Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Where market quotations are not readily available, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. Valuation risks associated with investing in Senior Loans including, but not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some Borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when common shares are not priced, net asset value of the common shares can change at times when common shares cannot be sold.

High Portfolio Turnover Risk.

The Acquiring Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Acquiring Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Acquiring Fund portfolio securities may result in the realization and/or distribution to stockholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Acquiring Fund performance.

Adviser Risk.

The Adviser has a limited operating history on which an investor may evaluate its performance. The Adviser is an affiliate of Ares Management, L.P. ("Ares Management") and utilizes the resources of Ares Management's U.S. and European credit teams who manage the leveraged loan, high yield, total return and distressed/special situations credit funds for the Ares Tradable Credit Group as well as its global structured products team. The Acquiring Fund's portfolio management team is comprised of members of Ares Management's Tradable Credit Group. The Adviser intends to use the facilities and other resources of Ares Management. There can be no assurance that any such investment professionals will remain employed by Ares

Management or if employed, will remain involved with the Adviser's performance obligations. Ares Management is a publicly traded, leading global alternative investment manager. Its common units are traded on the New York Stock Exchange under the ticker symbol "ARES". For more information about the Adviser, see "Management of the Funds—The Adviser."

Key Personnel Risk.

The Adviser depends on the diligence, skill and network of business contacts of certain Ares Tradable Credit Group professionals. For a description of the senior management team, see "Management of the Funds—The Portfolio Managers." The Adviser also depends, to a significant extent, on access to other investment professionals within Ares Management LLC ("Ares") and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Acquiring Fund's success depends on the continued service of such personnel. The Adviser has informed the Acquiring Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Acquiring Fund and will not be able to devote all of their time to the Acquiring Fund's business and affairs. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser's affiliates, could have a material adverse effect on the Acquiring Fund's ability to achieve its investment objective. Individuals not currently associated with the Adviser may become associated with the Acquiring Fund and the performance of the Acquiring Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Adviser will remain the Acquiring Fund's investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities.

The Adviser has adopted allocation procedures that are intended to treat each Ares-advised fund in a manner that, over a period of time, is fair and equitable. The Adviser currently provides investment advisory and administration services to ARDC and ARMF and may provide similar services to other entities. Certain existing Ares-advised funds have, and future Ares-advised funds may have, investment objectives similar to those of the Acquiring Fund, and such Ares-advised funds will invest in asset classes similar to those targeted by the Acquiring Fund. Certain other existing Ares-advised funds do not, and future Ares-advised funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Acquiring Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Acquiring Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a Borrower/loan/security; and (ix) prior positions in a Borrower/loan/security. Nevertheless, it is possible that the Acquiring Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.

In the event investment opportunities are allocated among the Acquiring Fund and the other Ares-advised funds, the Acquiring Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Acquiring Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Acquiring Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Acquiring Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Acquiring Fund. In addition, under certain circumstances, the Acquiring Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that the other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Acquiring Fund. The Acquiring Fund and the other Ares-advised funds may make investments at different levels of a Borrower's capital structure or otherwise in different classes of a Borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Acquiring Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Acquiring Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Acquiring Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to a Borrower in which the Acquiring Fund has invested, and those activities may have an adverse effect on the Acquiring Fund. As a result, prices, availability, liquidity and terms of the Acquiring Fund's investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Acquiring Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser is paid a fee based on a percentage of the Acquiring Fund's ARDC Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Acquiring Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Acquiring Fund and, accordingly, the fees received by the Adviser. Certain other Ares-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over the Acquiring Fund. See "Management of the Funds—Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Acquiring Fund may be subject.

Potential Conflicts of Interest Risk—Allocation of Personnel.

The Acquiring Fund's executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Acquiring Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Acquiring Fund or its stockholders. Additionally, certain personnel of the Adviser and its management may face conflicts in their time management and commitments. See "Management of the Funds—Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Acquiring Fund may be subject.

Potential Conflicts of Interest Risk—Lack of Information Barriers.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Acquiring Fund investments that otherwise might have been purchased or be restricted from selling certain Acquiring Fund investments that might otherwise have been sold at the time. See "Management of the Funds—Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Acquiring Fund may be subject.

Limitations on Transactions with Affiliates Risk.

The Investment Company Act limits the Acquiring Fund's ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Acquiring Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund managed by Ares or any of its affiliates. The Investment Company Act also prohibits certain "joint" transactions with certain of the Acquiring Fund's affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Acquiring Fund.

Non-Diversification Risk.

The Acquiring Fund is classified as "non-diversified" under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer or of several related issuers than a "diversified" fund. The Acquiring Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Acquiring Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements applicable to RICs. Stockholders should refer to the "Material Federal Income Tax Consequences of the Reorganization" section of this Joint Proxy Statement/Prospectus for a description of such requirements.

Risks Associated with Acquiring Fund Distribution Policy.

The Acquiring Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Acquiring Fund may pay out less than all of its net investment income to the extent consistent with maintaining its status as a "regulated investment company" under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Acquiring Fund will make a distribution only if authorized by the Board of Directors and declared by the Acquiring Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Acquiring Fund and its stockholders because it may result in a return of capital, which would reduce the net asset value of the common shares and, over time, potentially increase the Acquiring Fund's expense ratio. If a distribution constitutes a return of capital, it means that the Acquiring Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Acquiring Fund's earned income or other profits. The Acquiring Fund's distribution policy may be changed at any time by the Board of Directors.

There is a possibility that the Acquiring Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Acquiring Fund's net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Acquiring Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of a stockholder's tax basis in such stockholder's shares. When a stockholder sells shares in the Acquiring Fund, the amount, if any, by which the sales price exceeds the stockholder's basis in the Acquiring Fund's shares is gain subject to tax. Because a return of capital reduces a stockholder's basis in the shares, it will increase the amount of such stockholder's gain or decrease the amount of such stockholder's loss when such stockholder sells the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the stockholder's basis in such stockholder's shares, the excess will be treated as gain from a sale or exchange of the shares.

If the Acquiring Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common stockholders may be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the terms of the Acquiring Fund's preferred shares, notes or other indebtedness.

Inadequate Return Risk.

No assurance can be given that the returns on the Acquiring Fund's investments will be commensurate with the risk of investment in the common shares.

Sourcing of Suitable Assets Risk.

No assurance can be given the Adviser will be able to find enough appropriate investments that meet the Acquiring Fund's investment criteria.

Dilutive Effect of Receiving Cash Distributions Rather than Reinvesting Risk.

Investors in the Acquiring Fund will automatically participate in the Acquiring Fund's dividend reinvestment plan unless they affirmatively elect to "opt out" of the plan. All dividends declared in cash payable to stockholders that are participants in the Acquiring Fund's dividend reinvestment plan are generally automatically reinvested in common shares. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time to the extent participants in the plan receive such common shares at a price below net asset value.

Closed-End Structure; Market Discount from Net Asset Value Risk.

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as "trading at a discount." This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Reorganization. As a result, the Acquiring Fund is designed primarily for long-term investors. The Acquiring Fund's total assets will be reduced following Reorganization by the amount of expenses to be paid by the Acquiring Fund in connection with the Reorganization.

Although the value of the Acquiring Fund's net assets is generally considered by market participants in determining whether to purchase or sell the common shares, whether an investor will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions, and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot predict whether the common shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

Takeover Provisions Risk.

The Acquiring Fund's charter and bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Acquiring Fund or seeking to change the composition of its Board of Directors, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Acquiring Fund's charter classifies the Acquiring Fund's directors into three classes, serving staggered three-year terms, effective upon completion of this offering, and authorizes the Board of Directors to authorize the Acquiring Fund to issue additional common shares. The Board of Directors also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Acquiring Fund to issue the newly classified or reclassified shares. The Board of Directors may, without any action by the Acquiring Fund's stockholders, amend the Acquiring Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Acquiring Fund has the authority to issue. The Acquiring Fund's bylaws require stockholders who wish to nominate individuals for election as directors or propose other business at meetings of stockholders to satisfy various requirements in order to do so, including a requirement to provide advance notice of such nomination or other business within the time period specified in the bylaws accompanied by the information and other specified materials. The bylaws also require that such information be updated.

Risk of Failure to Qualify as a RIC.

Although the Acquiring Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Acquiring Fund will be able to qualify for and maintain RIC status. If the Acquiring Fund qualifies as a RIC under the Code, the Acquiring Fund generally will not be required to pay corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) to its stockholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to the Acquiring Fund's stockholders, the Acquiring Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Acquiring Fund distributes at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Acquiring Fund's stockholders on an annual basis.

Risk of Recognition of "Phantom" Income.

For U.S. federal income tax purposes, the Acquiring Fund may be required to include in income certain amounts that the Acquiring Fund has not yet received in cash, such as the accretion of "original issue discount" or "market discount." This may arise if the Acquiring Fund purchases assets that were issued at a discount or in certain other circumstances. The Acquiring Fund may be required to include in income certain other amounts that it will not receive in cash. In these cases, the Acquiring Fund may have difficulty meeting the requirement to distribute at least 90% of the Acquiring Fund's net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to qualify for the tax benefits available to RICs. To satisfy this distribution requirement, the Acquiring Fund may have to sell some investments at times and/or at prices the Acquiring Fund would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings. If the Acquiring Fund is not able to obtain such cash from other sources, the Acquiring Fund may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax.

* * * * *

The above discussion of the various risks associated with the Acquiring Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Acquiring Fund. Prospective investors should read this entire Joint Proxy Statement/Prospectus and consult with their own advisors before deciding whether to invest in the Acquiring Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Acquiring Fund may be subject to risk factors not foreseeable at this time or able to be described in this Joint Proxy Statement/Prospectus at this time.

COMPARISON OF THE FUNDS

Investment Objectives and Strategies

The Funds have similar (but not identical) investment objectives, investment strategies and restrictions. The investment objective and strategies of the Acquiring Fund are non-fundamental and may be changed by the Board of the Acquiring Fund on 60 days' prior written notice to stockholders. Separately from the proposals included in this Joint Proxy Statement/Prospectus, ARDC has provided notice to its stockholders that it changed certain of its strategies to provide ARDC with greater flexibility in selecting its investments similar to the investment flexibility currently available to ARMF. In addition, stockholders of the Acquiring Fund are being asked to vote to amend certain fundamental investment restrictions of the Acquiring Fund and to adopt the New ARDC 80% Policy (which will be a non-fundamental investment policy of the Combined Fund).

Summary of Significant Differences in the Funds' Investment Objectives and Policies

Investment Objectives. The investment objective of ARMF is to seek an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The investment objective of ARDC is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. The Combined Fund will follow the Acquiring Fund's investment objective.

80% Investment Policies. The Target Fund has adopted a policy to invest, under normal market conditions, at least 80% of its ARMF Managed Assets (as defined below) in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations (the "ARMF 80% Policy"). The Target Fund defines "Managed Assets" as "the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund" ("ARMF Managed Assets"). For purposes of this definition, the liquidation preference of any preferred stock issued by the Target Fund is not considered a liability.

The Acquiring Fund has adopted a policy to invest, under normal market conditions, at least 80% of its ARDC Managed Assets in (i) secured loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and (ii) corporate bonds that are primarily high yield issues rated below investment grade (the "Current ARDC 80% Policy"). The Acquiring Fund defines "Managed Assets" as "total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness" ("ARDC Managed Assets"). Although the Target Fund and the Acquiring Fund have adopted slightly different definitions of "Managed Assets," these differences are descriptive in nature and the calculation and treatment of Managed Assets is identical between the Funds.

CLOs that are debt instruments are part of the ARMF 80% Policy, but not the Current ARDC 80% Policy. Investments in fixed-income derivatives are explicitly part of the ARMF 80% Policy, but are not explicitly part of the Current ARDC 80% Policy. ARMF's 80% Policy allows for a broader range of investments, including debt securities issued by CLOs. Stockholders of the Acquiring Fund are being asked to approve the adoption of the New ARDC 80% Policy, which is substantially the same as the ARMF 80% Policy.

Securities Rated Below Caa1 or CCC+. ARMF has adopted a policy to not invest more than 20% of its ARMF Managed Assets in securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or unrated but judged by the Adviser to be of comparable quality. ARMF is prohibited from investing directly in securities rated C or lower by Moody's, or D or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization or unrated but judged by the Adviser to be of comparable quality. ARDC is not subject to a similar restriction.

Issues in Payment Default. ARMF may not invest in issues that are in payment default as of the time of purchase. ARDC does not have a similar restriction. The Combined Fund will not be subject to ARMF's restriction on investments in issues that are in payment default at the time of purchase.

A more detailed summary comparing the Funds' investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth in the table below. Please note that for purposes of the below summary chart, the definition of capitalized terms are limited to the particular column of the chart in which the definition appears.

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund (ARDC as Surviving Fund)
Investment Objective The Fund's investment objective is to seek an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation.	Investment Objective The Fund's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation.	Investment Objective The Combined Fund's investment objective will be the same as the Acquiring Fund.

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund (ARDC as Surviving Fund)
Investment Strategy
The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as CLOs (such securities, "CLO Securities") and other asset-backed securities.
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.	Investment Strategy
The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) certain securities issued by entities commonly referred to as CLOs (such securities, "CLO Securities") and other asset-backed securities.
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.	Investment Strategy
If Proposals 2(B), 2(C) and 2(D) are approved by Acquiring Fund stockholders, the Combined Fund's policy will be the same as Target Fund.
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
80% Investment Policy
Under normal market conditions, the Fund will invest at least 80% of its ARMF Managed Assets in debt securities, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations.
• This 80% Policy is non-fundamental and may be changed upon providing 60 days' prior written notice to stockholders.	80% Investment Policy
Assuming ARDC's stockholders approve the proposed revision in ARDC's Current 80% Policy:
The Fund will invest, under normal market conditions, at least 80% of its ARDC Managed Assets in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations.	80% Investment Policy
Assuming ARDC's stockholders approve the proposed New ARDC 80% Policy, the 80% policies will be the same.
• The Combined Fund's 80% Policy will be non-fundamental and may be changed upon providing 60 days' prior written notice to stockholders.

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund (ARDC as Surviving Fund)
Other Investment Policies
Under normal market conditions, the Fund will not invest more than (i) 30% of its Managed Assets in CLO Securities and other asset-backed securities, (ii) more than 7.5% of its Managed Assets in subordinated (or residual) tranches of CLO Securities or (iii) any of its Managed Assets in securities issued by entities commonly referred to, and referred to herein, as collateralized debt obligations to the extent the substantial majority of underlying obligations collateralizing such securities are themselves securitizations ("CDOs" and such securities "CDO Securities").
• For the avoidance of doubt, CDOs as referred to herein do not include CLOs and CDO Securities as referred to herein do not include CLO Securities.
• The underlying obligations collateralizing CLO Securities in which the Fund will invest will principally be Senior Loans, diversified by industry and Borrower (as defined below). It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) Subordinated Loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in Senior Loans.	Other Investment Policies
Under normal market conditions, the Fund will invest up to 20% of its Managed Assets in CLO Debt Securities. The Fund will not invest in residual tranches of CLO Debt Securities and will invest only in tranches of CLO Debt Securities rated investment grade at the time of the Fund's investment.	Other Investment Policies
If Proposals 2(B), 2(C) and 2(D) are approved by Acquiring Fund stockholders, the Combined Fund's policy will be:
Under normal market conditions, the Fund will not invest more than (i) 30% of its Managed Assets in CLO Securities and other asset-backed securities, or (ii) more than 7.5% of its Managed Assets in subordinated (or residual) tranches of CLO Securities.
• The underlying obligations collateralizing CLO Securities in which the Fund will invest will principally be Senior Loans, diversified by industry and Borrower (as defined below). It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) Subordinated Loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in Senior Loans.
Ratings of CLO Securities The Fund can invest in investment grade and below investment grade rated CLO Securities.	Ratings of CLO Securities The Fund can invest in CLO Securities rated investment grade at the time of the Fund's investment.	Ratings of CLO Securities
If Proposals 2(B), 2(C) and 2(D) are approved by Acquiring Fund stockholders, the Combined Fund's policy will be:
The Fund can invest in investment grade and below investment grade rated CLO Securities.

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund (ARDC as Surviving Fund)
Investment Techniques
The Adviser will seek to implement the Fund's investment strategy through the application of several techniques, including:
• (i) investing in a diversified portfolio of loans and other debt instruments across a broad range of industries with varying characteristics and return profiles;
• (ii) adhering to the established credit underwriting processes of Ares, an affiliate of the Adviser and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the Borrowers;
• (iii) monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming Borrowers; and
• (iv) holding cash and engaging in derivative credit and interest rate hedges.
The Adviser will dynamically manage the allocation of the Fund's capital among the various targeted credit markets in order to adjust the interest rate and credit risk of the Fund's investment.	Investment Techniques
The Adviser will seek to implement the Fund's investment strategy through the application of several techniques, including:
• (i) investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles;
• (ii) adhering to the established credit underwriting processes of Ares, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers;
• (iii) monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and
• (iv) holding cash and engaging in derivative credit and interest rate hedges.
	The Adviser will dynamically manage the allocation of the Fund's capital among the various targeted credit markets in order to adjust the interest rate and credit risk of the Fund's investment.	Investment Techniques Fund policies are substantially the same.
Subordinated Loans The Fund may invest in Subordinated Loans.	Subordinated Loans The Fund may invest in Subordinated Loans.	Subordinated Loans Fund policies are substantially the same.
Distressed Instruments
The Fund may invest in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers").	Distressed Instruments
	The Fund may invest in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers").	Distressed Instruments Fund policies are substantially the same.

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund (ARDC as Surviving Fund)
Types of Borrowers The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of Borrowers located anywhere in the world, and of Borrowers that operate in any industry.	Types of Borrowers The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of Borrowers located anywhere in the world, and of Borrowers that operate in any industry.	Types of Borrowers Fund policies are substantially the same.
European Issuers The Fund may invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe.	European Issuers The Fund may invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe.	European Issuers Fund policies are substantially the same.
Securities Rated Below Caa1 or CCC+
The Fund will not invest more than 20% of its Managed Assets in securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or unrated but judged by the Adviser to be of comparable quality. The Fund is prohibited from investing directly in securities rated C or lower by Moody's, or D or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization or unrated but judged by the Adviser to be of comparable quality. For purposes of rating restrictions, if investments are rated differently by rating agencies, the higher rating is used.	Securities Rated Below Caa1 or CCC+ N/A—The Fund does not have a similar restriction.	Securities Rated Below Caa1 or CCC+ The Combined Fund will not have a restriction similar to that indicated for the Target Fund.
Issues in Payment Default The Fund may not invest in issues (such as Senior Loans or Corporate Bonds) that are in payment default as of the time of purchase.	Issues in Payment Default N/A—The Fund does not have a similar restriction.	Issues in Payment Default The Combined Fund will not have a restriction similar to that indicated for the Target Fund.
Maturity
The Fund may invest in debt instruments of any maturity, including securities that have no maturity date or "perpetual securities," and does not manage its portfolio, including derivatives held by the Fund, seeking to maintain a targeted dollar-weighted average maturity level.	Maturity The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level.	Maturity Fund policies are substantially similar.
Duration
The Fund may invest in securities of any duration and does not have a fixed duration target. The portfolio's duration may vary significantly over time based on the Adviser's assessment of the current market conditions.	Duration
	The Fund may invest in securities of any duration and does not have a fixed duration target. The portfolio's duration may vary significantly over time based on the Adviser's assessment of the current market conditions.	Duration Fund policies are substantially the same.

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund (ARDC as Surviving Fund)
Investment Allocation
The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets to seek the targeted duration of the Fund's portfolio in light of market conditions.	Investment Allocation
	The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets to seek the targeted duration of the Fund's portfolio in light of market conditions.	Investment Allocation Fund policies are substantially the same.

Investment Restrictions

The Funds currently have the similar (but not identical) investment restrictions. A comparison of the Funds' investment restrictions is set forth in the table below. The Acquiring Fund, however, is seeking to amend its investment restrictions as set out in Proposals 2(B), 2(C) and 2(D). If approved, the amendments to the Acquiring Fund's investment restrictions will provide the Acquiring Fund with greater flexibility to invest in securities issued by entities commonly referred to as collateralized loan obligations or CLOs ("CLO Securities"), including debt and equity securities issued by CLOs, that are not rated investment grade. The Reorganization is contingent on the approval by the Acquiring Fund's stockholders of the proposed changes to the Acquiring Fund's investment restrictions.

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund
Control or Management The Fund may not make investments for the purpose of exercising control or management.*	Control or Management Same as ARMF.*	Control or Management The Fund may not make investments for the purpose of exercising control or management.*
Commodities and Real Estate
The Fund may not purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon.*	Commodities and Real Estate Same as ARMF.*	Commodities and Real Estate
The Fund may not purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon.*

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund
Senior Securities The Fund may not issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.*	Senior Securities Same as ARMF.*	Senior Securities The Fund may not issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.*
Underwriting
The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities.*	Underwriting Same as ARMF.*	Underwriting
The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities.*
Lending
The Fund may not make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, CLO Securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.*	Lending
The Fund may not make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, investment grade rate debt securities issued by CLOs, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.*	Lending
The Fund may not make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, CLO Securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.*

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund
Industry Concentration
The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers). For purposes of this restriction, an investment in a loan participation will be treated as having been issued by both the bank or other lending institution participating out the loan and the Borrower. For CLO Securities, we will look to the CLO issuer for the purpose of determining industry and not to the underlying assets of the CLO. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.*	Industry Concentration
The Fund may not Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue); provided further that investments in investment grade securities issued by CLOs shall not be considered to be issuers in the same industry for these purposes. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.*	Industry Concentration
The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers).*
Investments in Investment Companies
The Fund may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC.	Investments in Investment Companies Same as ARMF.	Investments in Investment Companies
The Fund may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC.
Margin
The Fund may not purchase any securities on margin except as may be necessary in connection with transactions described under "The Fund's Investments" in the Fund's Registration Statement and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).	Margin Same as ARMF.	Margin
The Fund may not purchase any securities on margin except as may be necessary in connection with transactions associated with the Combined Fund's implementation of its investment strategy and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

ARMF (Target Fund)	ARDC (Acquiring Fund)	Combined Fund
Change in 80% Investment Policy
The Fund may not change or alter the Fund's policy to invest at least 80% of its total assets in the manner described in this Registration Statement without providing 60 days' prior written notice to stockholders.	Change in 80% Investment Policy No stated restriction.	Change in 80% Investment Policy
The Fund may not change or alter the Fund's policy to invest at least 80% of its total assets in the manner described in this Registration Statement without providing 60 days' prior written notice to stockholders.

*  A fundamental investment restriction.

Any policies of the Acquiring Fund not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without stockholder approval.

Leverage

Each Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness, including a credit facility. As of October 31, 2014, each Fund had a leverage ratio (the "Leverage Ratio") from borrowings through a credit facility as follows:

Leverage Ratio reflecting borrowings as a percentage of total assets:

Leverage Ratio
ARMF	31%
ARDC	29%

Leverage Ratio reflecting borrowings as a percentage of net assets:

Leverage Ratio
ARMF	46%
ARDC	42%

Each Fund is currently a party to a revolving credit facility (each, a "Credit Facility") with State Street Bank and Trust Company ("State Street"). Each Fund has granted a security interest in certain of its assets to State Street in connection with the Credit Facility.

The Credit Facility currently allows for the following maximum commitment amounts:

Commitment Amounts
ARMF	$62,000,000
ARDC	$150,000,000

Loans under each Credit Facility generally bear interest at the applicable LIBOR rate plus 0.85%. Unused portions of each Credit Facility accrue a commitment fee equal to an annual rate of 0.10% if 75% of the Credit Facility is utilized or 0.20% if less than 75% of the Credit Facility is utilized.

The weighted average outstanding daily balance of all loans during the year from November 1, 2013 to October 31, 2014 was approximately $136,414,360 with average borrowing costs of 1.38% for ARDC. The weighted average outstanding daily balance of all loans during the period from December 2, 2013 (the commencement of ARMF's Credit Facility) to October 31, 2014 was approximately $49,459,764 with average borrowing costs of 1.34% for ARMF. As of October 31, 2014, the amounts outstanding under each Credit Facility were $134,005,755 and $54,414,368 for ARDC and ARMF, respectively.

In connection with the Reorganization, the Combined Fund expects to amend its Credit Facility to increase the maximum commitment amount to maintain a Leverage Ratio substantially similar to the Acquiring Fund's Leverage Ratio. If the Reorganization is consummated, the Combined Fund expects to increase the maximum commitment amount under the Credit Facility to $212,000,000. However, there can be no assurance the Combined Fund will increase the maximum commitment amount under the Credit Facility. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain a Leverage Ratio that is substantially similar to the Acquiring Fund's Leverage Ratio or reduce the Combined Fund's economic leverage. In either case, the Combined Fund may not be able to maintain the current earnings and distribution yields of the Acquiring Fund, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund's portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

Provided that Proposals 1, 2(A), 2(B), 2(C) and 2(D) are approved by ARMF and ARDC stockholders, as applicable, the Acquiring Fund will have the following investment objective and investment strategies following the consummation of the Reorganization. Stockholders should refer to the "Comparison of the Funds" section of this Joint Proxy Statement/Prospectus for a comparison of the investment objective and investment strategies of the Acquiring Fund before and after the Reorganization.

Investment Objective

The Acquiring Fund's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. There can be no assurance that the Acquiring Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

The Acquiring Fund's investment objective is not fundamental and may be changed by the Board of Directors on 60 days' prior written notice to stockholders.

Investment Strategies

The Acquiring Fund will seek to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) Senior Loans made primarily to companies whose debt is rated below investment grade, (ii) Corporate Bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) CLO Securities and other asset-backed securities. The Acquiring Fund may invest in CLO Securities of any rating, including CLO Securities rated below investment grade.

Assuming Proposal 2(D) is approved, under normal market conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in debt instruments, including Senior Loans made primarily to companies whose debt is rated below investment grade, Corporate Bonds that are primarily high yield issues rated below investment grade, and other fixed-income instruments of a similar nature that may be represented by derivatives, and, to the extent such securities are debt instruments, CLO Securities. A significant portion of the debt instruments in which the Acquiring Fund may invest may be rated below investment grade. Debt instruments rated below investment grade are often referred to as "high yield" securities or "junk bonds." Such debt instruments may also be issued by Stressed Issuers. The Acquiring Fund's investments in below investment grade and high yield securities, as well as its investments in the securities of Stressed Issuers, are often high risk and have speculative characteristics, including the possible non-payment of interest and principal. Under normal market conditions, the Acquiring Fund will not invest (i) more than 30% of its ARDC Managed Assets in CLO Securities and other asset-backed securities, or (ii) more than 7.5% of its ARDC Managed Assets in subordinated (or residual) tranches of CLO Securities. The underlying obligations collateralizing CLO Securities in which the Aquiring Fund will invest will principally be Senior Loans, diversified by industry and by the Borrower.

The Adviser will seek to implement the Aqcuiring Fund's investment strategy through the application of several techniques, including: (i) investing in a diversified portfolio of loans and other debt instruments across a broad range of industries with varying characteristics and return profiles; (ii) adhering to the established credit underwriting processes of Ares, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the Borrowers; (iii) monitoring the credit quality of the obligors in the Acquiring Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming Borrowers; and (iv) holding cash and engaging in derivative credit and interest rate hedges. The Adviser will dynamically manage the allocation of the Acquiring Fund's capital among the various targeted credit markets in order to adjust the interest rate and credit risk of the Acquiring Fund's investment. The Acquiring Fund may invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe.

The Acquiring Fund may invest in debt instruments of any maturity, including securities that have no maturity date or 'perpetual securities,' and does not manage its portfolio, including derivatives held by the Acquiring Fund, seeking to maintain a target dollar-weighted average maturity level. In addition, the Acquiring Fund does not have a fixed duration target, and the portfolio's duration may vary significantly over time based on the Adviser's assessment of the current market conditions.

Senior Loans.

Senior Loans generally hold a first or second lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, commonly refered to as LIBOR, plus a spread. Senior Loans are typically made to U.S. and, to a lesser extent, non-U.S. Borrowers. Borrowers may obtain Senior Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior Loans rated below investment grade are sometimes referred to as "leveraged loans." The Acquiring Fund may invest in Senior Loans through assignments of or, to a lesser extent, participations in, Senior Loans. The Acquiring Fund may utilize various types of derivatives, including total return swaps, for the purpose of gaining exposure to Senior Loans.

Corporate Bonds.

Corporate Bonds typically pay a fixed rate of interest and must be repaid on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors' perceptions of the creditworthiness of the Borrower, the Borrower's performance and perceptions of the Borrower in the market place. The Acquiring Fund may utilize various types of derivatives, including swaps, reverse repurchase agreements and other similar transactions, for the purpose of gaining exposure to Corporate Bonds.

CLO Securities.

A CLO generally holds a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations. CLOs are created, in part, to reapportion the risk and return characteristics of a portfolio of underlying assets. The CLO securitizes payment claims arising out of its portfolio of underlying assets and issues securities with payment characteristics linked to the underlying assets. The redemption of the securities issued by the CLO typically occurs from the cash flow generated by the portfolio of underlying assets. The vast majority of CLOs are actively managed by an investment manager that is independent of the CLO and the holders of its securities.

The Acquiring Fund expects to invest in CLO Securities issued by CLOs that principally hold Senior Loans, diversified by industry and Borrower. It is also possible that the underlying obligations of CLOs in which the Acquiring Fund invests will include (i) Subordinated Loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in Senior Loans. The cash flows on the underlying obligations will primarily determine the payments to holders of CLO Securities. CLO Securities may have floating interest rates, fixed interest rates or, in the case of subordinated CLO Securities, no set interest rate (but rather participate in residual cash flows of the relevant CLO). CLOs issue securities in tranches with different payment characteristics and different credit ratings. These tranches are generally categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of securities among the several tranches of the CLO. As interest payments are received, the CLO makes contractual interest payments to each tranche of debt based on its seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the "equity" tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO's indenture. These provisions are referred to as the "priority of payments" or the "waterfall" and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO.

The rated tranches of CLO Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations (whether or not such tranches are issued as part of a component of a composite instrument with one or more other instruments). The subordinated (or residual) tranche (often referred to as the "equity" tranche) does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Asset-Backed Securities.

The Acquiring Fund may invest in asset-backed securities, but does not initially expect to invest in asset-backed securities except with regard to CLOs. Asset-backed securities are debt instruments that are backed by a pool of financial assets, generally consisting of certain kinds of receivables or loans, including, for example, commercial loans. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by the Acquiring Fund for such securities, the yield the Acquiring Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

Subordinated Loans.

The Acquiring Fund may also invest in Subordinated Loans from time to time. Subordinated Loans generally have similar characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Special Situations and Stressed Investments.

The Acquiring Fund may invest in debt and equity securities and other obligations of Stressed Issuers. The Acquiring Fund may also invest in equity securities of companies involved in, or that have recently completed, bankruptcy or other reorganization or liquidation proceedings.

Denomination.

The Acquiring Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of Borrowers located anywhere in the world, and of Borrowers that operate in any industry.

Credit Rating.

The Fund's investments in Senior Loans, Subordinated Loans, Corporate Bonds and other debt instruments may consist primarily of securities and loans that are rated below investment grade or unrated and of comparable credit quality. Senior Loans, Subordinated Loans, Corporate Bonds and other instruments considered below investment grade are those that, at the time of investment, are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch, or, if unrated, are judged by the Adviser to be of comparable credit quality. Senior Loans rated below investment grade are sometimes referred to as "leveraged loans." In addition, the Corporate Bonds in which the Acquiring Fund invests are primarily rated below investment grade. Debt instruments rated below investment grade are commonly referred to as "high yield" securities or "junk bonds" and regarded as having predominately speculative characteristics with respect to a Borrower's capacity to pay interest and repay principal. Although many of the Acquiring Fund's investments may consist of securities and other instruments rated below investment grade, the Acquiring Fund reserves the right to invest in debt securities and loans of any credit rating. The Acquiring Fund may also invest in securities of, or loans to, Stressed Issuers that may be in some level of financial or business distress.

Maturity and Duration.

The Acquiring Fund may invest in debt instruments of any maturity, including securities that have no maturity date or "perpetual securities," and does not manage its portfolio, including derivatives held by the Acquiring Fund, seeking to maintain a targeted dollar-weighted average maturity level. The Adviser will dynamically allocate the Acquiring Fund's portfolio among investments in the various targeted credit markets to seek its targeted duration of the Acquiring Fund's portfolio in light of market conditions. The Acquiring Fund does not have a fixed duration target, and the portfolio's duration may vary significantly over time based on the Adviser's assessment of the current market conditions. In comparison to maturity (which is the date on which the Borrower of a debt security or a loan is obligated to repay the principal amount), duration is a measure of the price volatility of a debt security or loan as a result of changes in market interest rates, based on the weighted average timing of the security's or loan's expected principal and interest payments. For example, if interest rates increase by 1%, the net asset value of the Acquiring Fund's portfolio with a duration of five years would be expected to decrease by approximately 5%. Conversely, if interest rates decline by 1%, the net asset value of the Acquiring Fund's portfolio with a duration of five years would be expected to increase by approximately 5%.

The longer the duration, the more susceptible the portfolio will be to changes in interest rates. For example, perpetual securities have the greatest exposure to risks resulting from changes in interest rates. Duration is expressed as a number of years but differs from maturity in that it considers a security's or loan's yield, coupon payments, principal payments and call features in addition to the amount of time until the security or loan matures. As the value of a security or loan changes over time, so will its duration. There can be no assurance that the Acquiring Fund's duration management strategies will be successful in helping the Acquiring Fund to achieve its investment objective.

Illiquid Securities.

The Acquiring Fund generally considers "illiquid securities" to be securities or loans that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Acquiring Fund in determining the net asset value of its common shares. The Acquiring Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Investment Process

The Adviser is an affiliate of Ares. In making its investment decisions, the Adviser has adopted Ares' long-standing, consistent credit-based investment approach that was developed over 20 years ago by its founders. Specifically, the Adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, the Adviser's approach seeks to reduce risk as further described below.

The Adviser will dynamically manage the Acquiring Fund's portfolio by allocating the portfolio among investments in the various targeted credit markets in a manner that seeks to manage interest rate and credit risk and the duration of the Acquiring Fund's portfolio. The term "dynamically manage" refers to the method of investment allocation that the Adviser will use to manage the Acquiring Fund's assets and according to which the Adviser will evaluate and adjust, based on its analysis of the then current market environment and outlook, the Acquiring Fund's portfolio of Senior Loans, Corporate Bonds, CLO Securities and other permitted investments. The Adviser will seek to implement this dynamic allocation strategy with the intention of responding to changing market conditions and outlook, and achieving attractive risk-adjusted returns throughout the credit cycle. The Adviser believes that as market conditions change, so should the Acquiring Fund's investment allocations. In addition, the Adviser may allocate portions of the Acquiring Fund's portfolio to investments that it believes to be pre-disposed to positive event risk or to have attractive relative value characteristics given then current market conditions. The Adviser believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current market environment and outlook. There can be no assurance that the Adviser will seek to allocate the Acquiring Fund's investments in any particular manner or that the Acquiring Fund will be able to structure its investment portfolio as desired in any given market environment.

The Adviser's investment process is rigorous, proactive and on-going. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage, structural seniority and relative value. The Adviser may also employ sector analysis to assess industry trends and characteristics that may impact a Borrower's potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which criteria used by the Adviser may include an evaluation of whether a loan or debt security is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower's indebtedness on a timely basis. The Adviser also takes into consideration the credit ratings of Borrowers in evaluating potential investments, although credit ratings are generally not considered to be the primary or determinative factor in the investment selection process. The Adviser also expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

•  Strong franchises and sustainable competitive advantage. When identifying potential investment opportunities, the Adviser favors well-established companies with strong franchises and sustainable competitive advantages, although the Acquiring Fund may invest in companies of any market capitalization or number of years of operating history. The Adviser intends to invest in Borrowers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and revenues to service their obligations in a range of economic environments. The Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors.

•  Investing in stable Borrowers with positive cash flows that are dependable and predictable. The Adviser intends to invest in Borrowers it believes to be stable and well established with positive cash flows that are dependable and predictable. The Adviser believes these attributes evidence Borrowers that may be well positioned to service and repay their obligations and maintain growth in their businesses or market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Acquiring Fund is permitted to do so.

•  Management teams with demonstrated track records and economic incentive. The Adviser intends to focus on investments in which the Borrower has an experienced management team with an established track record of success and economic incentives to succeed.

•  Investments in industries with positive long-term dynamics. The Adviser will seek to invest the Acquiring Fund's assets broadly among Borrowers and industries with positive long-term dynamics, thereby potentially reducing the risk that a downturn in any one company or industry will have a disproportionate effect on the value of the Acquiring Fund's portfolio. The Acquiring Fund, however, is not required to diversify its investments in this manner and the Adviser may choose not to do so.

•  Rates of return commensurate with the perceived risks. The Adviser and its affiliates have extensive experience investing in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. The Acquiring Fund believes this approach and experience enables the Adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so the Acquiring Fund can make investments consistent with its stated investment objective while seeking appropriate risk adjusted returns.

•  Securities or investments that are structured with protective terms and covenants. The Adviser will seek investments that seek to permit the Borrower to operate its business while balancing the need to assure repayment of the Acquiring Fund's investment through protective terms and covenants.

•  Special situations and stressed investments. From time-to-time, particularly when there are dislocations in the marketplace, the Adviser may also invest in securities of companies that are under stress and do not meet the above criteria. Instead, the Adviser will invest based on the Adviser's view of strong risk-adjusted return. These opportunities may present an attractive risk-reward profile for the Acquiring Fund based on the Adviser's due diligence process. The Adviser will consider investments in corporate debt issued by companies that have defaulted on their debt obligations, have filed for insolvency or are selling at sufficiently discounted prices where the Acquiring Fund expects that if the companies do not default, such investments will yield attractive risk-adjusted returns. The Adviser will also consider investments in companies that are involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings.

In managing the Acquiring Fund's portfolio, the Adviser will engage in regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of Senior Loans, Corporate Bonds and other investments with potential credit problems. This monitoring process may include reviewing (i) a Borrower's financial resources and operating history; (ii) a comparison of a Borrower's current operating results with the Adviser's initial investment thesis for the investment and initial expectations for the performance of the obligation; (iii) a Borrower's sensitivity to economic conditions; (iv) the performance of a Borrower's management; (v) a Borrower's debt maturities and borrowing requirements; (vi) a Borrower's interest and asset coverage; and (vii) the relative value of an investment based on a Borrower's anticipated cash flow or where other comparable assets are trading in the market.

Similar to its investment in Senior Loans and other debt instruments, the Adviser adheres to a disciplined approach with respect to the Acquiring Fund's investments in CLO Securities. The Adviser will seek to select CLO Securities which are well structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Acquiring Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Acquiring Fund to enter into other types of structured products, such as swaps or other derivative transactions.

The Adviser also expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles, and will actively manage the Acquiring Fund's investments in light of current economic developments and trends. The Acquiring Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or if the Acquiring Fund anticipates such an increase or change) and the Acquiring Fund's use of leverage, if any, begins (or is expected) to adversely affect common stockholders. In order to attempt to offset such a negative effect of leverage on common stockholders, the Acquiring Fund may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions, or may engage in interest rate hedging arrangements.

To the extent Senior Loans have a floating or variable rate feature, investment in these types of Senior Loans may allow the Acquiring Fund to have less significant interest rate-related fluctuations in the net asset value per share of the common shares than investment companies investing primarily in fixed income securities (other than money market funds and short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Acquiring Fund will vary, the Adviser expects that acquiring interests in floating rate Senior Loans may help to minimize fluctuations in the net asset value of the common shares resulting from changes in market interest rates. Because floating or variable rates on Senior Loans reset periodically, however, changes in prevailing interest rates can be expected to cause some fluctuations in the net asset value of the common shares. Similarly, a sudden and significant increase in market interest rates may cause a decline in the net asset value of the common shares. A significant decline in the net asset value of the common shares may impair the Acquiring Fund's ability to maintain required levels of asset coverage if leverage is utilized. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the net asset value of the common shares.

Temporary Investments

For defensive purposes, including during periods in which the Adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Acquiring Fund, the Acquiring Fund may temporarily deviate from its investment strategies and objective. During such periods, the Acquiring Fund may invest all or a portion of its Managed Assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers' acceptances; bank time deposits; shares of money market funds; credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Acquiring Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Acquiring Fund will use these strategies. There can be no assurance that such strategies will be successful. The Acquiring Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Portfolio Composition

Under normal circumstances, the Acquiring Fund's portfolio is expected to be comprised principally of the following types of investments:

Senior Loans.

Senior Loans generally hold the most senior (or second most senior) position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and holders of equity of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral (subject to typical exceptions), including but not limited to (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's stockholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). In a typical Senior Loan, an administrative agent (the "Agent") administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Acquiring Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the

Acquiring Fund its portion of the principal and interest payments on the Senior Loan. Additionally, the Acquiring Fund normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Acquiring Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Acquiring Fund from its investments in Senior Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, the Acquiring Fund will be particularly dependent on the analytical abilities of the Adviser.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the net asset value of the common shares. In addition, the Acquiring Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Acquiring Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Senior Loans may adversely affect the Acquiring Fund's yield.

The Acquiring Fund may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Acquiring Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Acquiring Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. On an ongoing basis, the Acquiring Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior

Loan. In certain circumstances, the Acquiring Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Acquiring Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments. The Acquiring Fund generally will seek to purchase Senior Loans on a direct assignment basis. If the Acquiring Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Acquiring Fund. For example, if such loan is foreclosed, the Acquiring Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. To a lesser extent than direct assignments, the Acquiring Fund may transact in participations in Senior Loans. The participation by the Acquiring Fund in a lender's portion of a Senior Loan typically will result in the Acquiring Fund's having a contractual relationship only with such lender, not with the Borrower. As a result, the Acquiring Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Acquiring Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the Borrower and the Acquiring Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Acquiring Fund may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Acquiring Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Prefunded Letter of Credit Loans. The Acquiring Fund may transact in participations in prefunded letter of credit loans (a "Prefunded L/C Loan"). A Prefunded L/C Loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the Prefunded L/C Loan is backed by letters of credit (each letter, an "L/C"). Each participant in a Prefunded L/C Loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a Prefunded L/C Loan lender's obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which is paid to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the Prefunded L/C Loan (and upon satisfaction of all obligations). Under the terms of the Prefunded L/C Loan agreement, a lender often may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the Prefunded L/C Loan agreement.

When the Borrower needs funds, it may draw against the Prefunded L/C Loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the Prefunded L/C Loan facility. The Prefunded L/C Loan can be structured from the standpoint of the Borrower as either (i) a revolving credit facility where during the term of the loan the Borrower can reborrow moneys it has paid back to the facility or (ii) a delayed draw term loan where the Borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Acquiring Fund purchases a participation in a Prefunded L/C Loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Acquiring Fund typically receives interest on the cash collateral account equal to LIBOR. Participations by the Acquiring Fund in a Prefunded L/C Loan typically will result in the Acquiring Fund's having a contractual relationship only with the agent bank, not with the Borrower. As a result, the Acquiring Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing the participation in a Prefunded L/C Loan, the Acquiring Fund generally will have no right to enforce compliance by the Borrower with the terms of the Prefunded L/C Loan. As a result, the Acquiring Fund may assume the credit risk of both the Borrower and the agent bank selling the participation in a Prefunded L/C Loan. In the event of the insolvency of the agent bank selling a participation in a Prefunded L/C Loan, the Acquiring Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Corporate Bonds.

The Acquiring Fund may invest in Corporate Bonds. The investment return of Corporate Bonds reflects interest paid on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by the credit rating of the Borrower, the Borrower's performance and perceptions of the Borrower in the marketplace. There is a risk that the Borrowers of these securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

CLO Securities.

A CLO generally is an entity that holds a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations and that was created, in part, to reapportion the risk and return characteristics of its portfolio of underlying assets. The CLO securitizes payment claims arising out of its portfolio of underlying assets and issues securities with payment characteristics linked to the underlying assets. The redemption of the securities issued by the CLO typically occurs from the cash flow generated by the portfolio of underlying assets. The vast majority of CLOs are actively managed by an investment manager that is independent of the CLO and the holders of its securities.

The Acquiring Fund expects to invest in CLO Securities issued by CLOs that principally hold Senior Loans, diversified by industry and Borrower. It is also possible that the underlying obligations of CLOs in which the Acquiring Fund invests will include (i) Subordinated Loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in Senior Loans. The cash flows on the underlying obligations will primarily determine the payments to holders of CLO Securities. CLO Securities may have floating interest rates, fixed interest rates or, in the case of subordinated CLO Securities, no set interest rate (but rather participate in residual cash flows of the relevant CLO). CLOs issue securities in tranches with different payment characteristics and different credit ratings. These tranches are generally categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of securities among the several tranches of the CLO. As interest payments are received, the CLO makes contractual interest payments to each tranche of debt based on its seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the "equity" tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO's indenture. These provisions are referred to as the "priority of payments" or the "waterfall" and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO.

The rated tranches of CLO Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations (whether or not such tranches are issued as part of a component of a composite instrument with one or more other instruments). The subordinated (or residual) tranche (often referred to as the "equity" tranche) do not receive ratings. The transaction documents relating to the issuance of CLO Securities impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements.

CLO Securities are generally limited recourse obligations of the CLO payable solely from the underlying assets of the CLO or the proceeds thereof. Consequently, holders of CLO Securities must rely solely on distributions on the underlying assets or proceeds thereof for payment in respect thereof. The cash flows generated by the underlying obligations held in a CLO's portfolio will generally determine the interest payments on CLO Securities. Payments to holders of tranched CLO Securities are made in sequential order of priority.

Subordinated Loans.

The Acquiring Fund may invest in Subordinated Loans. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans share the same risks as other below investment grade instruments.

Special Situations and Stressed Investments.

The Acquiring Fund may invest in preferred or common shares, or other instruments, of companies undergoing, or that have recently completed, bankruptcies, reorganizations, insolvencies, liquidations or other fundamental changes or similar proceedings or other Stressed Issuers. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which will be less than the purchase price to the Acquiring Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Acquiring Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Acquiring Fund intends to invest, there is a potential risk of loss by the Acquiring Fund of its entire investment in such companies.

Distressed and Defaulted Instruments.

The Acquiring Fund may invest in debt securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Acquiring Fund. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy bankruptcy or other reorganization proceedings, during which the issuer might not make any interest or other payments.

Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of distressed instruments may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on distressed instruments may be in default. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments may be highly illiquid and the prices at which they may be sold may represent a substantial discount to what the Adviser believes to be their ultimate value.

Asset-Backed Securities.

The Acquiring Fund may invest in asset-backed securities, but does not initially expect to invest in asset-backed securities except with regard to CLOs. Asset-backed securities represent participations in, or are secured by and payable from, various assets. Such assets are generally securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Acquiring Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Acquiring Fund invests in asset-backed securities, the values of the Acquiring Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities. Asset-backed securities also carry credit or default risks. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Acquiring Fund will be unable to possess and sell the underlying collateral and that the Acquiring Fund's recoveries on repossessed collateral may not be available to support payments on these securities.

Equity Securities.

From time to time, the Acquiring Fund may invest in or hold shares of common stock and other equity securities incident to the purchase or ownership of a Senior Loan, Corporate Bond or other debt instruments or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the net asset value of the common shares. In addition, the Acquiring Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan. Because of prohibitions on trading in securities while in possession of material non-public information, the Acquiring Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so. The equity interests held by the Acquiring Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Acquiring Fund may not be able to realize gains from its equity investments, and any gains that the Acquiring Fund does realize may not be sufficient to contribute materially to the Acquiring Fund's investment objective of seeking current income. Equity securities held by the Acquiring Fund may be illiquid.

Short Sales.

The Acquiring Fund may, from time to time, engage in short sales. A short sale is a transaction in which the Acquiring Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Acquiring Fund arranges through a broker to borrow the securities and, in so doing, the Acquiring Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Acquiring Fund intends to replace the securities at a lower price and therefore profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Acquiring Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Acquiring Fund replaces the borrowed securities. The Acquiring Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Acquiring Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. Short sales involve certain risks and special considerations. If the Acquiring Fund incorrectly predicts that the price of the borrowed security will decline, the Acquiring Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be theoretically unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants.

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans or Corporate Bonds and this may increase the volatility of the net asset value of the common shares.

Non-U.S. Securities.

The Acquiring Fund expects to invest a significant amount of its capital in non-U.S. securities. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign financial markets than in the U.S. and, at times, greater price volatility than in the U.S.

Because evidences of ownership of such securities usually are held outside the U.S., the Acquiring Fund will be subject to additional risks, including possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may trade on days when the common shares are not traded on the NYSE, the market value or net asset value of the common shares can change at times when the common shares cannot be sold.

Foreign Currency Transactions.

The Acquiring Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Acquiring Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Acquiring Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Acquiring Fund securities.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Acquiring Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Acquiring Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Acquiring Fund into such currency. If the Acquiring Fund engages in an offsetting transaction, the Acquiring Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Acquiring Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

Derivatives.

The Acquiring Fund may use derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Acquiring Fund to increase or decrease the level of risk to which the Acquiring Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Acquiring Fund may or may not use derivatives for hedging purposes, as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Acquiring Fund invests in a derivative for speculative purposes, which it initially does not intend to do, the Acquiring Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage.

Swap Agreements. The Acquiring Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Acquiring Fund than if the Acquiring Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). The "notional amount" of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Acquiring Fund's obligations (or rights) under a swap agreement generally will be equal only to the "net amount" to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

The Acquiring Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Acquiring Fund (including a "basket" of securities representing an index). The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, if the swap is physically settled. If the swap is cash settled, an auction process is used to determine the "recovery value" of the contract, and the seller may be required to deliver the related net cash amount. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs and the credit default contract is required to physically settle, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. If the credit default contract is required to cash settle, the Acquiring Fund may elect to receive a cash amount equal to the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs and the credit default contract is required to physically settle, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. If the credit default contract is required to cash settle, the Acquiring Fund will be generally obligated to pay the buyer the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process.

The Acquiring Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprising a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Acquiring Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Acquiring Fund with the opportunity to actively manage the cash maintained by the Acquiring Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Swaptions. The Acquiring Fund, to the extent permitted under applicable law, may enter into "swaptions," which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Acquiring Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Acquiring Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Acquiring Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Acquiring Fund writes a swaption, upon exercise of the option the Acquiring Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Among the income producing securities in which the Acquiring Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Acquiring Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. To the extent the Acquiring Fund invests in these types of securities, the Acquiring Fund's return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Acquiring Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Acquiring Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Repurchase Agreements and Reverse Repurchase Agreements.

Subject to its investment objective and policies, the Acquiring Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Acquiring Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Acquiring Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "triparty" custodian or sub-custodian that maintains separate accounts for both the Acquiring Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund subject to the Acquiring Fund's agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest.

Reverse repurchase agreements are a form of effective leverage and may be subject to the Acquiring Fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Segregation and Cover Requirements

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Acquiring Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain kinds of financial instruments and certain other portfolio transactions that could be considered "senior securities" as defined in Section 18(g) of the Investment Company Act. With respect to certain derivatives that are contractually required to cash settle, for example, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund's daily marked-to-market net obligations (i.e., the Acquiring Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. With respect to credit default contracts whereby the Acquiring Fund is a "buyer" of credit protection and that are contractually required to cash settle, the Acquiring Fund sets aside liquid assets in an amount equal to the Acquiring Fund's daily marked-to-market net obligations under the contracts. For credit default contracts whereby the Acquiring Fund is a "buyer" of credit protection and that are contractually required to physically settle, or for credit default contracts whereby the Acquiring Fund is deemed to be a "seller" of credit protection, the Acquiring Fund sets aside the full notional value of such contracts. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Acquiring Fund's maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Portfolio Turnover

Although the Acquiring Fund does not expect to incur portfolio turnover at a rate of more than 100% in any fiscal year, it is possible that the portfolio turnover rate may exceed 100% in any fiscal year. The Acquiring Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Acquiring Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Acquiring Fund, and may also have certain adverse tax consequences for stockholders.

INVESTMENT RESTRICTIONS OF THE ACQUIRING FUND

Fundamental Investment Restrictions

Provided that Proposals 2(B) and 2(C) are approved by ARDC's stockholders, the following investment restrictions will be fundamental policies of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Acquiring Fund (which for this purpose and under the Investment Company Act means the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented or (ii) more than 50% of the outstanding voting securities). Subject to such stockholder approval, the Acquiring Fund may not:

1.  make investments for the purpose of exercising control or management;

2.  purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

3.  issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.  underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

5.  make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, CLO Securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

6.  invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers).

The following notations are not considered to be part of ARDC's fundamental investment restrictions and are subject to change without stockholder approval.

The term CLO Securities for purposes of the fundamental investment restrictions includes both CLO debt securities and CLO equity securities.With respect to the fundamental policy relating to the concentration of investments set forth in (6) above, an investment in a loan participation will be treated as having been issued by both the bank or other lending institution participating out the loan and the Borrower. For CLO Securities, the Acquiring Fund will look to the issuers of the underlying assets held by the CLO issuer for the purpose of determining industry. The Acquiring Fund will determine industries by reference to Moody's Industry Classifications as they may be amended from time to time or such other broad industry classification standard as the Acquiring Fund may elect to use from time to time.

The fundamental investment restrictions for the Acquiring Fund recited above assume the approval by the stockholders of the ARDC Proposals. If the ARDC Proposals are not approved, the Reorganization will not occur.

Non-Fundamental Investment Restrictions

Provided that Proposal 2(D) is approved by ARDC's stockholders, the Acquiring Fund also will be subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without the approval of stockholders. The Acquiring Fund may not:

1.  change or alter the Fund's investment objective without providing 60 days' prior written notice to stockholders;

2.  purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC;

3.  purchase any securities on margin except as may be necessary in connection with transactions associated with the Acquiring Fund's implementation of its investment strategy and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin); and

4.  change or alter the Fund's policy to invest under normal market conditions, at least 80% of its ARDC Managed Assets in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations.

Compliance with any policy or limitation of the Acquiring Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Acquiring Fund's assets or if a Borrower distributes equity securities incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. The Acquiring Fund interprets its policies with respect to these fundamental and non-fundamental investment restrictions (including without limitation those on borrowing, lending and industry concentration) to permit such activities as may be lawful for the Acquiring Fund, to the full extent permitted by the Investment Company Act and the rules and regulations adopted by the SEC thereunder or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC or pursuant to interpretive guidance issued by the SEC or its staff under the Investment Company Act and the rules and regulations adopted by the SEC thereunder.

REASONS FOR THE REORGANIZATION

The Board of each Fund, including the Independent Board Members, has determined that the Reorganization is in the best interests of such Fund and that the interests of its existing stockholders will not be diluted with respect to NAV as a result of the Reorganization. Each Fund's Board, including the Independent

Board Members, unanimously approved the Reorganization and recommends that stockholders of such Fund approve the proposals related to the Reorganization.

The Board of each Fund discussed and considered matters relating to the Reorganization proposals at meetings held on September 24, 2014, November 19, 2014, December 18, 2014, February 13, 2015 and April 2, 2015. During the course of these meetings, the Board of each Fund requested, received and discussed information from various parties, including presentations from (i) UBS Securities, LLC regarding the benefits and drawbacks of various strategic transactions, including a reorganization of the Funds; (ii) the Adviser regarding the rationale for the Reorganization and related proposals and potential benefits and costs that may accrue to the Funds as a result; and (iii) counsel to the Funds regarding certain duties of each Board in connection with the Reorganization. During the course of each Board's deliberations, the Independent Board Members of each Fund were represented by separate independent counsel. The Board of each Fund considered and approved the Reorganization at a meeting of the Board of each Fund held on April 2, 2015 (the "Board Meeting"). In reaching its determinations, the Board of each Fund considered a number of factors presented at the time of the Board Meeting or at a prior meeting, including, but not limited to, the following:

•  the potential for a lower total annual expense ratio for ARMF and a commensurate, but slightly lower, total annual expense ratio for ARDC, in each case as compared to the expense ratio of the Fund prior to the Reorganization;

•  the potential for comparable (i.e., slightly lower or higher) earnings, which is expected to allow the Combined Fund to achieve a distribution yield on NAV comparable to the distribution yield on NAV for each of the Funds prior to the Reorganization;

•  As of May 31, 2015, the distribution yield on NAV of ARDC was 7.64% and the distribution yield on NAV of ARMF was 8.09%. There can be no assurance that ARDC or ARMF will be able to maintain their current distribution yields on NAV or that the Combined Fund's distribution yield on NAV will equal or exceed the Funds' current distribution yields on NAV.

•  the compatibility of the Funds' current and/or proposed investment objectives, policies and related risks, including that each Fund's stockholders will continue to invest in the Combined Fund, which will provide exposure to a dynamically managed portfolio of senior loans, corporate bonds and CLO investments;

•  the potential for greater investment flexibility and investment options for the Combined Fund, including the potential for greater diversification of portfolio investments and the potential for additional sources of leverage, greater flexibility managing leverage and more competitive leverage terms;

•  the consistency of portfolio management and portfolio composition of each Fund and the Combined Fund;

•  the potential for greater secondary market liquidity for the Combined Fund's common shares, which may result in tighter bid-ask spreads and better trade execution for stockholders when purchasing or selling the Combined Fund's common shares;

•  the potential for additional research coverage and an increased focus by investors on the Combined Fund;

•  a possible narrowing of the trading discount to NAV of the Combined Fund to the extent the discount is affected by the other potential benefits of the Reorganization (e.g., additional analyst coverage, greater secondary market liquidity, potential operating efficiencies);

•  the anticipated tax-free nature of the Reorganization and each Fund's capital loss carryforwards;

•  the potential effects on each Fund's undistributed net investment income and the distributions of the Combined Fund to stockholders;

•  the potential for certain operating and administrative efficiencies, as the Combined Fund could have the ability to trade in larger positions and negotiate more favorable transaction terms, and certain fixed costs (e.g., printing and mailing of stockholder reports and proxy statements, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Fund;

•  the expected costs of the Reorganization to the Funds; and

•  whether the Adviser and its affiliates might benefit from the Reorganization

Potential for a Lower Total Annual Expense Ratio. Each Board considered the fees and total annual expense ratios of its Fund (including estimated expenses of the Combined Fund after the Reorganization). Based on the information provided to the Boards, the Boards noted that there was the potential for total annual expense ratios to decrease following the Reorganization. The Boards also noted the contractual management fee rate of the Combined Fund will be 1.00% of the Combined Fund's Managed Assets, which is equal to the current contractual management fee rates of each of the Funds. Each Fund calculates its management fee on the basis of the Fund's Managed Assets (as defined in each Fund's advisory agreement).

Potential Effects of the Reorganization on Earnings and Distributions. Each Board noted that the Combined Fund's earnings are expected to be comparable (i.e., the same or slightly lower or higher) to those of the Funds prior to the Reorganization. Consequently, the Combined Fund is expected to achieve a distribution yield on NAV that is comparable to (i.e., the same or slightly lower or higher) than the distribution yield for each of the Funds prior to the Reorganization, while offering such stockholders a comparable investment experience. A Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant. As of May 31, 2015, the distribution yield on NAV of ARDC was 7.64% and the distribution yield on NAV of ARMF was 8.09%. There can be no assurance that ARDC or ARMF will be able to maintain their current distribution yields on NAV or that the Combined Fund's distribution yield on NAV will equal or exceed the Funds' current distribution yields on NAV.

Compatibility of the Funds' Investment Objectives, Policies and Related Risks. Each Board noted that its Fund's stockholders, as stockholders of the Combined Fund, will remain invested in a NYSE-listed, closed-end management investment company that will have a larger combined asset base and similar (but not identical) investment policies. As a result, the style and risk/return profile of the Combined Fund will remain similar to those of the Target Fund stockholders' and Acquiring Fund stockholders' current investments. See "Comparison of the Funds."

Greater Investment Flexibility and Investment Options. Each Board noted the changes to the Acquiring Fund's investment policies proposed by the Adviser that, if approved by the Acquiring Fund's stockholders, would provide the Acquiring Fund with greater flexibility in selecting its investments similar to the investment flexibility currently available to the Target Fund. The Board considered that such changes could provide the Combined Fund with greater investment options, including the potential for greater diversification of portfolio investments and the potential for additional sources of leverage, greater flexibility managing leverage or more competitive leverage terms.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that the Funds currently have the same investment adviser and portfolio managers and that its Fund's stockholders will benefit from the continuing experience and expertise of the portfolio management team. Each Board considered the portfolio composition of its Fund and the impact of the Reorganization on the Fund's portfolio. Each Board noted that as of October 31, 2014, 79.4% of the Target Fund's securities overlap with those of the Acquiring Fund and 61.7% of the Acquiring Fund's securities overlap with those of the Target Fund. Each Board noted that it is not anticipated that there will be any material disposition of either Fund's holdings in anticipation of, or as a result of, the Reorganization because of the similarities among the portfolio guidelines of the Funds.

Potential for Improved Secondary Market Trading and Execution. While it is not possible to predict trading levels at the time the Reorganization closes, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than either of the Funds, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund's stockholders when purchasing or selling Combined Fund shares.

Additional Research Coverage. Each Board noted that the Combined Fund may experience potential benefits from having fewer closed-end funds in the market with similar investment strategies, including additional research coverage and an increased focus by investors on the remaining funds in the market (including the Combined Fund). The Boards considered potential benefits from an increase in coverage and investor focus, including those related to improved secondary market trading.

Potential Effects on the Stockholder of the Premium/Discount to NAV. Each Board noted that the common shares of its Fund generally have historically traded at a discount and noted the possible narrowing of the trading discount to NAV of the Combined Fund to the extent the discount is affected by the other potential benefits of the Reorganization (e.g., additional analyst coverage, greater secondary market liquidity, potential operating efficiencies). The Target Fund's Board noted that to the extent the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund's stockholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Target Fund's Board also noted that to the extent the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund's stockholders may be negatively impacted if the Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund stockholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Combined Fund improves.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. Each Board noted that it is anticipated that stockholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional shares), as the Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Each Board also considered that capital loss carryforwards of the Combined Fund attributable to the Target Fund, if any, will be subject to tax loss limitation rules by reason of the Target Fund undergoing an ownership change in the Reorganization. Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards, if any, and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganization on Undistributed Net Investment Income. The Target Fund's Board noted that all of the undistributed net investment income ("UNII"), if any, of the Target Fund is expected to be distributed to the Target Fund's stockholders prior to the Reorganization if the Reorganization is approved by stockholders. Each Board also noted that the Acquiring Fund currently has a positive UNII balance and, therefore, the Combined Fund is expected to have a positive UNII balance immediately after the completion of the Reorganization. The Combined Fund's future distributions are expected to be aligned with sustainable earnings.

Potential for Operating and Administrative Efficiencies. Each Board noted that, in addition to the potential for increased portfolio flexibility, the Combined Fund may achieve certain operating and administrative efficiencies as a result of its larger combined asset base, as the Combined Fund could have the ability to trade in larger positions and negotiate more favorable transaction terms. In addition, certain fixed costs (e.g., printing and mailing of stockholder reports and proxy statements, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Fund.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization and the recommendation by the Adviser to allocate such costs between the Funds. Each Board considered the costs to be borne by the Funds in light of the potential benefits of the Reorganization and noted that the Adviser anticipated that the projected costs of the consummated Reorganization may be recovered over time. The Boards also noted that each Fund would be responsible for the expenses arising from the proposed Reorganization even if the Reorganization is not consummated.

Potential Benefits to the Adviser and its Affiliates. Each Board recognized that the Reorganization may result in some benefits for the Adviser and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund in the Ares closed-end fund complex.

Other Considerations. Each Board noted that the aggregate NAV (not the market value) of the common shares of the Combined Fund that Target Fund stockholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund's common shares that Target Fund stockholders owned immediately prior to the Reorganization, and the NAV of the Target Fund's common shares will not be diluted as a result of the Reorganization. In general, no fractional common shares of the Acquiring Fund will be issued to stockholders in connection with the Reorganization (except that certain accounts permitting fractional shares, such as accounts held directly at the transfer agent, may be issued fractional shares), and Target Fund stockholders will receive cash in lieu of such fractional shares.

Each Board also noted that each Fund is organized as a Maryland corporation and, as a result, each Fund's stockholders have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, appraisal, conversion or exchange rights.

Conclusion. Each Board, including the Independent Board Members, unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing stockholders of such Fund will not be diluted as a result of the Reorganization. This determination was made on the basis of each Board Member's business judgment after consideration of all of the factors taken as a whole with respect to its Fund and stockholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The Target Fund's Board, including its Independent Board Members, unanimously recommends that stockholders of ARMF vote "FOR" Proposal 1.

Subject to the requisite approval of the stockholders of the Target Fund and the Acquiring Fund, it is expected that the Closing Date will be sometime during the third quarter of 2015, but it may be at a later date as determined by the Boards.

MANAGEMENT OF THE FUNDS

The Board

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable state law. A list of the Board Members, a brief biography for each Board Member and additional information relating to the Board are included in the Statement of Additional Information.

The Adviser

Ares Capital Management II LLC serves as the Fund's investment adviser. The principal executive offices of the Adviser are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. The Adviser is a Delaware limited liability company that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Adviser is an affiliate of Ares Management and utilizes the resources of Ares Management's U.S. and European credit teams who manage the leveraged loan, high yield, total return and distressed/special situations credit funds for the Ares Tradable Credit Group as well as its global structured products team. The Fund's portfolio management team is comprised of members of Ares Management's Tradable Credit Group. The Adviser intends to use the facilities and other resources of Ares Management. There can be no assurance that any such investment professionals will remain employed by Ares Management or if employed, will remain involved with the Adviser's performance obligations. Ares Management, L.P. is a publicly traded, leading global alternative investment manager. Its common units are traded on the New York Stock Exchange under the ticker symbol "ARES".

Founded in 1997, Ares Management has approximately 800 employees and $87 billion of assets under management* with principal and originating offices located in Los Angeles, New York, London, Atlanta, Boston, Chicago, Chengdu, Dallas, Dubai, Frankfurt, Hong Kong, Paris, San Francisco, Shanghai, Stockholm, Sydney and Washington D.C.

Ares Management's investment activities are conducted through four business platforms:

•  Tradable Credit Group: The Tradable Credit Group manages a range of long-only and alternative credit strategies which include U.S. and European senior secured bank loans, high yield bonds, structured products, distressed debt and other fixed income investments in a variety of funds and investment vehicles. The group currently has approximately 60 investment professionals and manages approximately $33 billion.*

•  Direct Lending Group: The Direct Lending Group manages U.S. corporate lending activities, primarily through Ares Capital Corporation (NASDAQ: ARCC) ("ARCC"), certain portfolio companies of ARCC and certain private accounts, and European corporate lending activities primarily through Ares Capital Europe L.P. and Ares Capital Europe II L.P. The Direct Lending Group invests primarily in self originated / lead-agented first and second-lien senior loans and mezzanine debt of private middle market companies. The group currently has approximately 135 investment professionals and manages approximately $29 billion* of assets under management.

•  Private Equity Group: Our Private Equity Group broadly categorizes its investment activities into three strategies: North American/European flexible capital, U.S. power and energy assets and China growth capital. The group's activities are managed by three dedicated investment teams in North America/Europe and China. The group manages over 10 funds, including four flagship funds focused primarily on North America and, to a lesser extent, Europe, one fund focused on growth equity opportunities in China and four funds focused on U.S. power and energy assets. The group currently has approximately 70 investment professionals and approximately $15 billion** of assets under management.

•  Real Estate Group: The Real Estate Group's activities include opportunistic and value-add equity and debt investments in commercial real estate ("CRE") assets in North America, Europe and India and self-originated middle-market commercial real estate loans and other CRE investments in North America. The Real Estate Group manages CRE equity investments through various private equity funds and its debt investments primarily through the management of Ares Commercial Real Estate Corporation (NYSE: ACRE) and various private funds and vehicles. The group currently has approximately 80 investment professionals and manages approximately $10 billion* of assets under management.

•  As of March 31, 2015, AUM amounts include capital available to vehicles managed or co-managed by Ares, including funds managed by Ivy Hill Asset Management, L.P.

Ares provides its clients an assortment of investment strategies that range in capital structure seniority and company influence/control through its four business platforms. Each platform employs a consistent, credit-based philosophy and seeks well-structured investments in high quality companies. While distinct, these four businesses are complementary and Ares believes provides it with a competitive advantage as it allows Ares to (i) leverage proprietary industry and company research and relationships from across Ares, (ii) maintain a leading market presence across the leveraged finance universe and (iii) present a range of potential capita solutions (debt and equity) to Ares' clients. In addition to the primary business platforms, Ares has a deep and experienced team of support professionals in client relations, business development, accounting, finance, legal, compliance, operations, human resources and administration.

The Adviser will seek to benefit from its relationship with Ares Private Equity Group and its approximately 70 investment professionals as well as the Ares Direct Lending Group. The Ares Direct Lending Group consists of approximately 135 investment professionals and focuses on originating and investing in private debt obligations of middle market companies.

Ares specializes in managing assets in the leveraged finance, private equity, and commercial real estate markets. Ares' leveraged finance activities include the acquisition and management of Senior Loans, high yield securities, mezzanine debt, structured credit, and special situation investments. Ares' private equity activities generally focus on control-oriented equity investments in under-capitalized companies with capital structure issues. Ares' commercial real estate activities generally focus on lending to U.S. middle-market real estate projects. Ares has the ability to invest across a capital structure, from senior debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

The Adviser provides certain investment advisory and administration services to the Funds pursuant to investment advisory agreements with the Funds . A discussion regarding the basis of the Board of Directors' approval of the Investment Advisory and Management Agreement for ARDC is available in ARDC's annual report to stockholders dated October 31, 2014. A discussion regarding the basis of the Board of Directors' approval of the Investment Advisory Agreement for ARMF is available in ARMF's annual report to stockholders dated October 31, 2013.

The Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day portfolio management for each Fund. Unless otherwise indicated, the information below is provided as of the date of this Joint Proxy Statement/Prospectus.

Seth J. Brufsky

Mr. Brufsky is a Founding Member of Ares Management. He is a Senior Partner and Portfolio Manager in the Tradable Credit Group. Mr. Brufsky also serves as a Portfolio Manager, Director, President and Chief Executive Officer of ARDC and ARMF. Additionally, he is a member of select Tradable Credit Group investment committees. Mr. Brufsky joined Ares in March 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure. Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California's Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Mr. Ashton joined Ares in November 2011 in the Ares Tradable Credit Group, primarily responsible for managing structured credit funds and separate accounts. He serves as one of three portfolio managers for ARMF and ARDC. He is also a member of the Investment Committees of ARDC and ARMF, as well as the Tradable Credit Group's Global Structured Credit Funds Investment Committee. Prior to joining Ares in November 2011, Mr. Ashton was a partner at Indicus Advisors where he launched the global structured credit business in May 2007. Prior to Indicus, Mr. Ashton was a portfolio manager and Head of Structured Credit at TIAA-CREF where he managed a portfolio of structured credit investments and helped launch TIAA's institutional asset management business. Mr. Ashton's experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property. Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

John Leupp

Mr. Leupp is a portfolio manager in the Ares Tradable Credit Group. He serves as one of three portfolio managers for ARMF and ARDC. Additionally, he serves as a member on select Tradable Credit Group investment committees. Mr. Leupp joined Ares in 2003 from Credit Suisse First Boston (formerly DLJ), most recently as a Director in the Fixed Income Department responsible for the gaming, lodging and leisure industries. From 1989 to 1997, Mr. Leupp was involved in the fixed income market as high yield research analyst covering various industries. Mr. Leupp graduated with a B.S. in Finance from Santa Clara University and received his M.A. in Economics from UCLA.

After the Reorganization, it is expected that Messrs. Brufsky, Ashton and Leupp will serve as the portfolio managers of the Combined Fund.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

Legal Proceedings

None.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Investment Adviser	Ares Capital Management II LLC
Administrator, Custodian and Transfer Agent	State Street Bank and Trust Company 200 Clarendon Street, 16th Floor Boston, MA 02116
DRIP Administrator	State Street Bank and Trust Company
Investor Support Services	Destra Capital Investments LLC 901 Warrenville Road, Suite 15 Lisle, IL 60532
Independent Registered Public Accounting Firm	Ernst & Young LLP 725 South Figueroa Street Los Angeles, CA 90017
Fund Counsel	Willkie Farr & Gallagher LLP 787 7th Avenue New York, NY 10019

All securities owned by each Fund and all cash, including proceeds from the sale of securities in the Funds' investment portfolios, are held by State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, as custodian. State Street serves as each Fund's transfer agent with respect to each Fund's common shares.

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of the Funds as of

October 31, 2014, and (ii) the pro forma capitalization of the Combined Fund as if the proposed Reorganization had occurred on October 31, 2014.

Capitalization as of October 31, 2014 (Unaudited)

	ARMF	ARDC	Adjustments		Pro forma Combined Fund (ARDC as Surviving Fund)
Net assets(a)	$119,542,639	$321,367,886	$(815,000	)(b)	$440,095,525
Common Shares outstanding	5,204,200	17,166,012	1,167,388	(c)	23,537,600
NAV	$22.97	$18.72			$18.70

(a)  Based on the number of outstanding shares of common stock listed in "Outstanding common shares" table.

(b)  Reflects non-recurring aggregate estimated reorganization expenses of $407,500 per Fund. Because of the expected benefits outlined above for each Fund, and because, over time, there are expected expense savings for ARMF and a lower but comparable expected expense ratio for ARDC following the Reorganization, potential benefits to ARDC from the changes to its investment policies and restrictions, as well as other benefits for each Fund, the Adviser recommended and the Boards have approved that each Fund be responsible for its own Reorganization expenses. See "Reasons for the Reorganization." The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

(c)  Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Stockholders of each Fund are entitled to share equally in dividends authorized by such Fund's Board and declared by such Fund as payable to holders of the Fund's common shares and in the net assets of the Fund available for distribution to holders of the common shares. Stockholders do not have preemptive or conversion rights and each Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund's charter.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing stockholders.

Outstanding Common Shares as of May 22, 2015

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
ARMF	Common Stock	1,000,000,000	None	5,204,200
ARDC	Common Stock	1,000,000,000	None	17,166,012

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period since each Fund's inception through its most recent fiscal year and each full quarter since the beginning of each Fund's current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

ARMF	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
April 30, 2015	$20.69	$19.98	$22.66	$22.22	(8.422)%	(11.052)%
January 31, 2015	$20.34	$19.32	$23.08	$21.95	(9.160)%	(13.112)%
October 31, 2014	$21.94	$19.89	$23.90	$22.86	(7.874)%	(13.148)%
July 31, 2014	$22.20	$21.53	$24.27	$23.90	(7.843)%	(10.812)%
April 30, 2014	$22.24	$21.68	$24.15	$23.92	(7.871)%	(9.959)%
January 31, 2014	$24.05	$20.30	$24.16	$23.68	1.178%	(14.274)%
April 30, 2015	$16.65	$16.08	$18.55	$18.17	(10.130)%	(11.948)%
January 31, 2015	$16.88	$15.61	$18.81	$17.91	(9.925)%	(13.077)%
October 31, 2014	$17.70	$16.61	$19.39	$18.66	(8.527)%	(11.319)%
July 31, 2014	$18.54	$17.63	$19.72	$19.40	(5.888)%	(9.124)%
April 30, 2014	$18.50	$18.06	$19.69	$19.53	(5.852)%	(7.986)%
January 31, 2014	$18.61	$17.58	$19.71	$19.43	(5.099)%	(9.754)%
October 31, 2013	$19.13	$17.89	$19.43	$19.17	(1.035)%	(7.831)%
July 31, 2013	$20.18	$18.58	$19.75	$18.95	2.281%	(4.177)%
April 30, 2013	$20.01	$19.20	$19.64	$19.33	2.459%	(1.031)%
January 31, 2013	$20.19	$19.15	$19.53	$19.05	5.707%	(1.744)%

As of June 10, 2015, the NAV per common share of ARMF was $22.52 and the market price per common share was $19.49, representing a discount to NAV of (13.45)%, and the NAV per common share of ARDC was $18.29 and the market price per common share was $15.99, representing a discount to NAV of (12.58)%.

For portions of the periods shown in the tables above, the common shares of each Fund may have traded at both a premium and discount to NAV.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average annual total returns for the Funds for the periods indicated. A Fund's past performance does not necessarily indicate how its common shares will perform in the future.

	Average Annual Total Returns as of December 31, 2014
Fund	Trailing 12-month Distribution Yield based on December 31, 2014 NAV	One Year ended December 31, 2014 based on NAV	One Year ended December 31, 2014 based on Market Price	Since Inception ended December 31, 2014 based on NAV(a)	Since Inception ended December 31, 2014 based on Market Price(a)	Inception Date
ARMF	8.20%	0.88%	0.65%	0.78%	(12.71)%	10/28/13
ARDC	7.71%	0.22%	(4.72)%	4.72%	(3.76)%	11/27/12

(a)  Annualized.

DISTRIBUATIONS

The distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common stockholders. The Acquiring Fund intends to pay common stockholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding shares of preferred stock and/or notes or other forms of leverage utilized by the Acquiring Fund. The Acquiring Fund intends to pay any capital gains distributions at least annually. If the Acquiring Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any shares of preferred stock issued by the Acquiring Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Acquiring Fund's distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund's investments. In light of the Acquiring Fund's investment policies, the Acquiring Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Acquiring Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Acquiring Fund's net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Acquiring Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of a stockholder's tax basis in such stockholder's shares. When a stockholder sells shares in the Acquiring Fund, the amount, if any, by which the sales price exceeds the stockholder's basis in the Acquiring Fund's shares is gain subject to tax. Because a return of capital reduces a stockholder's basis in the shares, it will increase the amount of such stockholder's gain or decrease the amount of such stockholder's loss when such stockholder sells the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the stockholder's basis in such stockholder's shares, the excess will be treated as gain from a sale or exchange of the shares.

Various factors will affect the level of the Acquiring Fund's income, including the asset mix, the average maturity of the Acquiring Fund's portfolio and default rates, the amount of leverage utilized by the Acquiring Fund, if any, and any use of hedging activities by the Acquiring Fund. To permit the Acquiring Fund to maintain a more stable monthly distribution, the Acquiring Fund may from time to time distribute less than the entire amount of income earned in a particular monthly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular monthly period may be more or less than the amount of income actually earned by the Acquiring Fund during that monthly period. Undistributed income will add to the Acquiring Fund's net asset value (and indirectly benefits the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Acquiring Fund's net asset value.

The distributions for any full or partial year might not be made in equal amounts, and any one distribution may be larger than the other. The Acquiring Fund will make a distribution only if authorized by the Board of Directors and declared by the Acquiring Fund out of assets legally available for these distributions. The Acquiring Fund may pay a special distribution at the end of each fiscal year if necessary to maintain the

Acquiring Fund's tax treatment as a RIC and/or avoid the imposition of tax on the Acquiring Fund. This distribution policy may, under certain circumstances, have certain adverse consequences to the Acquiring Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Acquiring Fund's net asset value and, over time, potentially increase the Acquiring Fund's expense ratio. If a distribution constitutes a return of capital, it means that the Acquiring Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Acquiring Fund's earned income or other profits. The Board of Directors may elect to change the Acquiring Fund's distribution policy at any time.

Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Acquiring Fund to one long-term capital gain distribution per year, subject to certain exceptions.

DIVIDEND REINVESTMENT PLAN

The dividend reinvestment plan of the Acquiring Fund will be the dividend reinvestment plan for the Combined Fund. The dividend reinvestment plan of the Target Fund is substantially the same as that of the Acquiring Fund.

Unless a stockholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Acquiring Fund.

A stockholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such stockholder must notify State Street, the plan administrator and the Acquiring Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee.

The plan administrator will set up an account for shares acquired pursuant to the plan for each stockholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participants' common shares, in non-certificated form in the plan administrator's name or that of its nominee.

The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Acquiring Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the Acquiring Fund's net asset value per share is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the Acquiring Fund's net asset value per share on the date the shares are issued, unless the Acquiring Fund's net asset value is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the Acquiring Fund's net asset value per share is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Acquiring Fund. There will be no brokerage charges to stockholders with respect to common shares issued directly by the Acquiring Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Stockholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as stockholders who reinvest their distributions in additional common shares. A stockholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the stockholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Acquiring Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee.

The dividend reinvestment plan may be terminated by the Acquiring Fund upon notice in writing mailed to each Participant at least 30 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Acquiring Fund.

Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 or by telephone at (877) 272-8164.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND EACH FUND'S CHARTER AND BYLAWS

ARDC was incorporated under the laws of the State of Maryland on March 14, 2011. ARMF was incorporated under the laws of the State of Maryland on March 14, 2013. The Maryland General Corporation Law and each Fund's charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire a Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the a Fund to negotiate first with the Board of Directors. The Funds believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Each Fund's directors (other than any directors elected solely by the holders of one or more classes or series of shares of preferred stock in connection with dividend arrearages) are divided into three classes serving staggered three-year terms. The current terms for the first, second and third classes expired or will expire at the 2017, 2015 and 2016 annual meetings of each Fund's stockholders, respectively, and when their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve until the third successive annual meeting of stockholders after the meeting at which they were elected and until their successors are duly elected and qualify, and each year one class of directors will be nominated for election by the stockholders. A classified board may render a change in control of a Fund or the removal of the Fund's incumbent management more difficult. Each Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund's management and policies.

Election of Directors

Each Fund's charter and bylaws provide that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to each Fund's charter, the Board of Directors may amend the bylaws from time to time to alter the vote required to elect a director.

Number of Directors; Vacancies; Removal

Each Fund's charter provides that the number of directors will be set only by the Board of Directors in accordance with the Fund's bylaws or in accordance with the Fund's charter. Each Fund's bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of directors. However, unless a Fund's bylaws are amended, the number of directors cannot be less than the minimum number required by the Maryland General Corporation Law or more than 10.

Each Fund has elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of shares of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Each Fund's charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders

Under the Maryland General Corporation Law, common stockholders may act only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for each Fund's charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of each Fund's bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Each Fund's bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as directors and the proposal of other business to be considered by the Fund's stockholders may be made only (1) pursuant to the Fund's notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who (A) is a stockholder of record both at the time the stockholder provides the notice required by the Fund's bylaws and at the time of the meeting, (B) is entitled to vote at the meeting in the election of such individuals as directors or on such other business and (C) has complied with the advance notice requirements of, and provided the information required by, the Fund's bylaws. With respect to special meetings of each Fund's stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting of stockholders may be made only (1) by or at the direction of the Board of Directors or (2) if the special meeting has been called in accordance with the Fund's bylaws for the purpose of electing directors, by any stockholder who (A) is a stockholder of record both at the time the stockholder provides the notice required by the Fund's bylaws and at the time of the special meeting, (B) is entitled to vote at the meeting in the election of each individual so nominated and (C) has complied with the advance notice requirements of, and provided the information required by, the Fund's bylaws.

Calling of Special Meetings of Stockholders

Each Fund's bylaws provide that special meetings of the Fund's stockholders may be called by the Board of Directors, the Chairman of the Board and certain of the Fund's officers. Each Fund's bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. Each Fund's secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund's proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund's Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert, sell all or substantially all of its assets or engage in a statutory share exchange, unless the action is declared advisable by the corporation's board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Each Fund's charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter. However, each Fund's charter provides that the following matters require the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•  amendments to the provisions of the Fund's charter relating to, or inconsistent with, the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board, the removal of directors and the vote required to elect a director;

•  charter amendments that would make the Fund's common shares redeemable securities (within the meaning of the Investment Company Act);

•  the conversion of the Fund, whether by merger or otherwise, from a closed-end investment company into an open-end investment company;

•  the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•  amendments to the provisions of the Fund's charter relating to, or inconsistent with, the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•  any merger, consolidation, share exchange or sale or exchange of all or substantially all of the Fund's assets that the Maryland General Corporation Law requires be approved by the Fund's stockholders; or

•  any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively "Transacting Persons"), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of a Fund's continuing directors (in addition to approval by the Board of Directors), such amendment, proposal or transaction may instead be approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on such amendment, proposal or transaction, provided that any transaction with Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of a Fund's charter or bylaws requires such approval.

The "continuing directors" are defined in each Fund's charter as its current directors and directors whose nomination for election by the Fund's stockholders or whose election by the directors to fill a vacancy on the Board is approved by the current directors or a majority of the continuing directors then serving on the Board of Directors.

Each Fund's charter and bylaws provide that the Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Fund's bylaws and to make new bylaws.

VOTING RIGHTS

Voting rights are identical for the stockholders of each Fund. Each outstanding common share generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund's stockholders, including the election of directors. The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund's stockholders constitutes a quorum at the meeting, unless applicable law or the Fund's charter requires a separate vote of one or more classes of the Fund's stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

Each Fund's charter provides that, except as may otherwise be provided in the Fund's bylaws, directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of a Fund's stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of any outstanding shares of preferred stock will have the right to elect two directors at all times. Additionally, the holders of shares of preferred stock, if any, will vote separately on certain matters pursuant to the Investment Company Act and the terms of such shares of preferred stock. Pursuant to each Fund's charter and bylaws, the Board of Directors may amend the bylaws from time to time to alter the vote required to elect a director.

Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders in each fiscal year. If for any reason a Fund's common shares are not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of the Fund's stockholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its charter so that the Fund is not otherwise required to hold annual meetings of stockholders.

APPRAISAL RIGHTS

Stockholders of the Funds do not have appraisal rights because under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization. In addition, each Fund's charter provides that no stockholder of the Fund will be entitled to exercise appraisal rights unless the Fund's Board of Directors determines that appraisal rights apply, with respect to all of any class or series of stock or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

FINANCIAL HIGHLIGHTS

Ares Multi-Strategy Credit Fund, Inc. (ARMF)

The Financial Highlights table is intended to help you understand ARMF's financial performance for the periods shown. Certain information reflects the financial results for a single ARMF common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in ARMF (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Ernst & Young LLP, ARMF's independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2014 and the Report of the Independent Registered Public Accounting Firm thereon appear in ARMF's Annual Report for the fiscal year ended October 31, 2014, which is available upon request.

Ares Multi-Strategy Credit Fund, Inc.	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value, beginning of period	$23.78	$23.88
Income from investment operations:
Net investment income (loss)	1.55	(0.01)
Net realized and change in unrealized loss	(0.83)	(0.04)
Total from investment operations	0.72	(0.05)
Less distributions declared to stockholders:
From net investment income	(1.53)	—
Capital share transactions:
Common share offering costs charged to paid-in capital	—	(0.05)
Net asset value common shares, end of period	$22.97	$23.78
Market value common shares, end of period	$20.34	$24.39
Net asset value total return(b)	2.82%	(0.29)%
Market value total return(d)	(10.53)%	(2.44)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$119,543	$123,749
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.77%	0.05	%(c)
Expenses, exclusive of interest expense and amortization of debt issuance costs	2.23%	0.05	%(c)
Net investment income	6.45%	(0.05	)%(c)
Portfolio turnover rate	150.42%	0.30	%(c)

  (a)  For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

  (b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

  (c)  Not annualized.

  (d)  Based on market value per share (beginning market value common shares $25.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

Ares Dynamic Credit Allocation Fund, Inc. (ARDC)

The Financial Highlights table is intended to help you understand ARDC's financial performance for the periods shown. Certain information reflects the financial results for a single ARDC common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in ARDC (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Ernst & Young LLP, ARDC's independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2014 and the Report of the Independent Registered Public Accounting Firm thereon appear in ARDC's Annual Report for the fiscal year ended October 31, 2014, which is available upon request.

Ares Dynamic Credit Allocation Fund, Inc.	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value, beginning of period	$19.43	$19.10
Income from investment operations:
Net investment income	1.24	1.09
Net realized and change in unrealized gain (loss)	(0.55)	0.45
Total from investment operations	0.69	1.54
Less distributions declared to stockholders:
From net investment income	(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—	(0.04)
Net asset value common shares, end of period	$18.72	$19.43
Market value common shares, end of period	$16.86	$18.05
Net asset value total return(b)	3.54%	8.04%
Market value total return(d)	1.02%	(4.03)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.58%	2.18	%(c)
Expenses, exclusive of interest expense and amortization of debt issuance costs	1.97%	1.74	%(c)
Net investment income	6.40%	5.74	%(c)
Portfolio turnover rate	96.01%	189.46	%(c)

  (a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

  (b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

  (c)  Not annualized.

  (d)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

INFORMATION ABOUT THE REORGANIZATION

Under the Reorganization Agreement (a form of which is attached as Appendix A to the Statement of Additional Information), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of the stated liabilities of the Target Fund by the Acquiring Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the Investment Company Act.

Acquiring Fund Shares will be distributed pro rata to the holders of record of the Target Fund's common shares. Such distribution of Acquiring Fund Shares to the Target Fund's stockholders will be accomplished by opening new accounts on the books of Acquiring Fund in the names of the stockholders of the Target Fund and transferring to those stockholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former stockholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares, to the next largest number of whole common shares) due such stockholder. In general, no fractional Acquiring Fund Shares will be issued (except that certain accounts permitting fractional shares, such as accounts held directly at the transfer agent, may be issued fractional shares). In the event there are fractional common shares in an account (other than a direct account with the transfer agent or other similar account), the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale.

As a result of the Reorganization, each stockholder of the Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that stockholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at NAV in exchange for the common shares of the Target Fund having a value equal to the aggregate NAV of those Acquiring Fund Shares, the NAV per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganization except for its share of the applicable costs of the Reorganization. Thus, the Reorganization will result in no dilution of the NAV of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganization. However, as a result of the Reorganization, a stockholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Target Fund. No sales charge or fee of any kind will be charged to stockholders of the Target Fund in connection with their receipt of Acquiring Fund Shares in the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Time"). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by such stockholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the stockholders of the Target Fund, approval of the issuance of additional common shares and certain amendments to the Acquiring Fund's investment restrictions and policies by the stockholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the Board of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund's obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board or a material breach by the other Fund of any representation, warranty or agreement contained in the Reorganization Agreement to be performed at or before the Closing Date is not cured within 30 days.

Expenses of the Reorganization

The Funds will bear expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board of Directors, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission, the NYSE, the State of Maryland and any state securities commission, transfer agency fees, auditing fees associated with each Fund's financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Joint Proxy Statement/Prospectus included in the Registration Statement and any other proxy materials to be used in connection with the meeting of stockholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology, as appropriate. The expenses of the Reorganization are estimated to be $407,500 for ARMF and $407,500 for ARDC. The Adviser will not be responsible for any Reorganization expenses, including expenses related to Proposals 1, 2(A), 2(B), 2(C) and 2(D). Neither the Funds nor the Adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the stockholder as a result of attending the stockholder meeting, voting on the Reorganization or other action taken by the stockholder in connection with the

Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds' stockholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that the Target Fund and the Acquiring Fund each receive an opinion from Willkie Farr, dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The opinion of Willkie Farr will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr will also rely upon certain representations of the management of the Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•  No gain or loss will be recognized by the Target Fund or the Acquiring Fund by reason of the Reorganization.

•  No gain or loss will be recognized by a stockholder of the Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•  The aggregate tax basis of Acquiring Fund Shares received by a stockholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the stockholder's Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•  The holding period of Acquiring Fund Shares received by a stockholder of the Target Fund pursuant to the Reorganization will include the holding period of the stockholder's Target Fund common shares surrendered in exchange therefor.

•  A stockholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. The Target Fund stockholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund stockholder's tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund stockholder's holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•  The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its stockholders.

Neither of the Funds intend to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund's taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold or marked to market and the Target Fund's basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund stockholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to stockholders of the Target Fund.

Prior to the Closing Date, the Target Fund will declare and pay a distribution to its stockholders, which together with all previous distributions, will have the effect of distributing to the stockholders of such Target Fund all of such Target Fund's investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date. Such distribution will be taxable to stockholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards and certain unrealized built-in losses, if any, of the Target Fund, which will be subject to the tax loss limitation rules described below because the Target Fund will undergo an "ownership change" for U.S. federal income tax purposes. For each Fund that undergoes an "ownership change," the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards and certain unrealized built-in losses of the Combined Fund attributable to the Target Fund that participates in the Reorganization, if any, are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards or realized losses attributable to built-in losses of the Target Fund now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. The Funds had no capital loss carryovers as of October 31, 2014.

Due to the operation of these tax loss limitation rules, it is possible that stockholders of the Target Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions, if any, will be treated either as ordinary income (and not as favorably taxed "qualified dividend income") if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a stockholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its realized built-in losses, in excess of what would have been the "annual loss limitation amount" had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund stockholder's disposition of its shares (the tax basis of which might, depending on the facts, reflect that stockholder's share of such Fund's capital losses). Stockholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund generally will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards and certain built-in losses attributable to the Target Fund.

PROPOSAL 2: THE ISSUANCE OF THE ACQUIRING FUND'S COMMON SHARES AND CHANGES TO THE ACQUIRING FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS AND 80% INVESTMENT POLICY

PROPOSAL 2(A)—THE ISSUANCE OF THE ACQUIRING FUND'S COMMON SHARES

Pursuant to the Reorganization Agreement, which is described more fully under "Proposal 1: The Reorganization of the Target Fund," the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of the stated liabilities of the Target Fund by the Acquiring Fund and for common shares of the Acquiring Fund (the "Acquiring Fund Shares"), which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation thereof. Stockholders of the Acquiring Fund are being requested to approve the issuance of the Acquiring Fund Shares in connection with the Reorganization. The Acquiring Fund Shares, if approved, will be listed for trading on the NYSE. The Acquiring Fund will issue to the Target Fund's common stockholders book entry interests for the Acquiring Fund Shares registered in the name of such stockholder. The Target Fund will then terminate its registration under the Investment Company Act. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit the Acquiring Fund stockholders. See "Proposal 1: The Reorganization of the Target Fund—Reasons for the Reorganization."

In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the stockholders of the Target Fund in the Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such stockholders immediately prior to the Reorganization, less the applicable costs of the Reorganization (although Target Fund stockholders may receive cash for their fractional common shares). The Reorganization will result in no reduction of the NAV of the Acquiring Fund Shares, other than to reflect the costs of the Reorganization. No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its stockholders in connection with the Reorganization. The Combined Fund will continue to operate as a registered, closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Acquiring Fund prior to the Reorganization.

The total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund) reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
2.77%	2.58%	2.53%

If the Reorganization had taken place as of the end of each Fund's last fiscal year, the Funds estimate that the completion of the Reorganization would have resulted in a total annual expense ratio for the Combined Fund of 2.53%, representing a reduction in the total annual expense ratio for the stockholders of ARMF and ARDC of 0.24% and 0.05%, respectively. When we use the term "total annual expense ratio" above, we mean a Fund's total annual expenses expressed as a percentage of its average net assets attributable to its common shares.

Following October 31, 2014, each Fund became subject to certain additional or increased expenses. The following charts, using the assumptions indicated, show the total annual expense ratios of the Funds as adjusted to more closely reflect current operating expenses and additional expenses anticipated to be incurred by the Funds.

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014.

Under each Fund's advisory agreement, the Adviser may seek reimbursement from the Funds for the costs of certain administrative services provided to the Funds by the Adviser and its affiliates. The Adviser, however, contractually agreed not to seek reimbursement from the Funds for these administrative costs during the fiscal year ended October 31, 2014. As a result, Adviser reimbursement expenses do not appear in the total annual expense ratio shown above for either Fund (or in the pro forma expense ratio for the Combined Fund) for the period ended October 31, 2014. Commencing November 1, 2014, ARDC began reimbursing the Adviser for these administrative costs. Additionally, the Adviser will be permitted to seek administrative cost reimbursements from ARMF beginning November 1, 2015.

If the Adviser were permitted to seek reimbursement from the Funds for the costs of these administrative services during the fiscal year ended October 31, 2014, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.40%	2.82%	2.75%

Pro Forma Total Expenses Assuming Each Fund Was Required to Reimburse the Adviser for Certain Costs During the Fiscal Year Ended October 31, 2014, As Further Adjusted to Account for Leverage, Interest Expense and Other Operating Expenses.

For the fiscal year ending October 31, 2014, both ARDC and ARMF were not required to reimburse the Adviser for the costs of certain services during the reporting period. In addition, ARMF commenced operations in October 2013 and, as a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014.

The following table shows the pro forma total annual expense ratios of ARMF and ARDC as of each Fund's fiscal year ended October 31, 2014, and the pro forma total annual expense ratio for the Combined Fund (with ARDC as the surviving fund), in each case assuming (1) for ARDC (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period and (ii) the interest expense on its credit facility was applied at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.15% rate on borrowings to which ARDC was subject prior to amending the credit facility on October 2, 2014); and (2) for ARMF (i) the Adviser was permitted to seek reimbursement from the Fund for the costs of administrative services during that period; (ii) the Fund was leveraged 29% and incurred interest expense on its credit facility at its current rate of LIBOR plus 0.85% during the entire period (as compared to the LIBOR plus 1.10% rate on borrowings to which ARMF was subject prior to amending the credit facility on October 2, 2014); and (iii) the Fund was subject to investor relation fees of 0.10% (as compared to 0.12% for the Fund's first year of operations). Based on these assumptions and adjustments, the Funds estimate that the pro forma total annual expense ratios would have been as follows:

ARMF	ARDC	Pro Forma Combined Fund (ARDC as Surviving Fund)
3.39%	2.71%	2.68%

There can be no assurance that future expenses will not increase or that any expense savings for either Fund will be realized. The Adviser has contractually agreed not to seek administrative cost reimbursements from the Combined Fund for the period from the date the Reorganization is consummated through October 31, 2015 for the administrative services incurred during that period that are allocable to the NAV of ARMF calculated in connection with the consummation of the Reorganization. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of the Combined Fund. The Adviser is not required to seek reimbursement of its costs for providing administrative services and may choose not to do so.

The contractual management fee rate of the Combined Fund will be 1.00%, which is equal to the current contractual management fee rates of each of ARMF and ARDC. Each Fund calculates its management fee on the basis of the Fund's Managed Assets (as defined in each Fund's advisory agreement). If a Fund uses leverage, the amount of fees paid to the Adviser for investment management services is higher than if the Fund does not use leverage because the fees paid are calculated on the Fund's Managed Assets, which include assets purchased with leverage. For the fiscal year ended October 31, 2014, the effective management fee rates were 1.36% and 1.41% for ARMF and ARDC, respectively. Based on the October 31, 2014 fiscal year end financial statements for each Fund, the pro forma effective management fee rate for the Combined Fund would be expected to be 1.39% of the Combined Fund's average daily net assets.

ARMF, however, commenced operations in October 2013. As a result, it was neither fully invested nor using anticipated amounts of leverage during a portion of the fiscal year ending October 31, 2014. If each of ARMF and ARDC is assumed to have leveraged its portfolio by approximately 29%, the effective management fee rate for each of ARMF, ARDC and the Combined Fund is expected to be 1.41% of each Fund's average daily net assets.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Proposal 1: The Reorganization of the Target Fund—Risk Factors and Special Considerations."

Subject to the requisite approval of the stockholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the third quarter of 2015, but it may be at a later date as determined by the Boards.

The Board of the Acquiring Fund recommends that stockholders of the Acquiring Fund vote "FOR" approval of the issuance of the Acquiring Fund Shares.

Stockholder approval by the Acquiring Fund of the issuance of the Acquiring Fund Shares in connection with the Reorganization requires the affirmative vote of a majority of votes cast at the meeting relating to the proposal.

PROPOSAL 2(B)—APPROVAL OF CHANGES TO ARDC'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO LOANS

ARDC seeks stockholder approval of certain changes to its fundamental investment restrictions. The changes to ARDC's fundamental investment restrictions are intended to clarify the current restrictions and provide the Fund with greater flexibility to invest in securities issued by entities commonly referred to as collateralized loan obligations or CLOs ("CLO Securities") that are not rated investment grade. Additionally, the term CLO Securities for purposes of the fundamental investment restrictions will include both CLO debt securities and CLO equity securities.

Specifically, Fundamental Investment Restriction No. 5 (regarding ARDC's ability to make loans) will delete the reference to "investment grade rated debt" securities in the exception to the Fund's limitation on making loans that clarifies that the Fund will not be deemed to be making a loan to the extent it purchases CLO securities. The term "CLO Securities," as used in Fundamental Investment Restriction No. 5 as revised, is defined to mean both debt securities and equity securities of CLOs. Current Fundamental Investment Restriction

No. 5, along with the proposed new Fundamental Investment Restriction No. 5 and a form of the restriction marked to show the proposed change, is set out in the table below:

Fundamental Investment Restriction No. 5

Current Restriction	Proposed New Restriction	Comparison Showing Change
The Fund may not:	The Fund may not:	The Fund may not:
5. make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, investment grade rate debt securities issued by CLOs, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law	5. make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, CLO Securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law	5. make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, ~~investment grade rate debt securities issued by CLOs~~ CLO Securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law;

PROPOSAL 2(C)—APPROVAL OF CHANGES TO ARDC'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATION

Similarly, it is proposed that Fundament Investment Restriction No. 6 (relating to industry concentration) be revised primarily to delete the reference to "investment grade" as it relates to investments in CLO Securities and clarify when certain securities may be considered part of a single industry. In addition, the term "CLO Securities," as used in Fundamental Investment Restriction No. 6 as revised, is defined to mean both debt securities and equity securities of CLOs. For purposes of Fundamental Investment Restriction No. 6 as revised, an investment in a loan participation will be treated as having been issued by both the bank or other lending institution participating out the loan and the Borrower. For CLO Securities, the Acquiring Fund will look to the issuers of the underlying assets held by the CLO issuer for the purpose of determining industry. The Acquiring Fund will determine industries by reference to Moody's Industry Classifications as they may be amended from time to time or such other broad industry classification standard as the Acquiring Fund may elect to use from time to time.

Current Fundamental Investment Restriction No. 6., along with the proposed new Fundamental Investment Restriction No. 6. and a form of the restriction marked to show the proposed changes, is set out in the table below:

Fundamental Investment Restriction No. 6

Current Restriction	Proposed New Restriction	Comparison Showing Change
The Fund may not:	The Fund may not:	The Fund may not:

6. invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue); provided further that investments in investment grade securities issued by CLOs shall not be considered to be issuers in the same industry for these purposes. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time

6. invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers).

6. invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers ~~in~~of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments ~~or~~and their political subdivisions will not be considered to represent an industry (other than ~~those securities backed only by the assets and revenues~~private purpose industrial development bonds issued on behalf of non-governmental issuers). ~~users with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue); provided further that investments in investment grade securities issued by CLOs shall not be considered to be issuers in the same industry for these purposes. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.~~

The proposed changes to the Fund's fundamental investment restrictions, if approved, will provide ARDC with greater flexibility in selecting its investments similar to the investment flexibility currently available to ARMF. Because these changes increase the ability of ARDC to investment in CLO Securities, particularly CLO Securities that are rated below investment grade and CLO equity securities, ARDC may be more exposed to the risks associated with investments in CLO Securities. See "Proposal 1: The Reorganization of the Target Fund—Risk Factors and Special Considerations—CLO Securities Risk and—Below Investment Grade Rating Risk" for a discussion of certain risks associated with investments in CLO Securities.

The Board of ARDC recommends that stockholders of ARDC vote "FOR" approval of the proposed changes to ARDC's fundamental investment restrictions.

Stockholder approval of the change to ARDC's fundamental investment restrictions requires the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities. For additional information regarding voting requirements, see "Voting Information and Requirements."

PROPOSAL 2(D)—APPROVAL OF CHANGES TO ARDC'S 80% INVESTMENT POLICY

ARDC has adopted a policy to investment, under normal market conditions, at least 80% of the Fund's Managed Assets (as defined below) in (i) secured loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and (ii) corporate bonds that are primarily high yield issues rated below investment grade (the "Current ARDC 80% Policy"). "Managed Assets" means the total assets of ARDC (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

In order to provide ARDC with greater flexibility in selecting its investments, similar to the investment flexibility currently available to ARMF, it is proposed that ARDC adopt a new 80% policy as follows:

The Fund will invest, under normal market conditions, at least 80% of its Managed Assets in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations (the "New ARDC 80% Policy").

The New ARDC 80% Policy is broader than the Current ARDC 80% Policy. In particular, the New ARDC 80% Policy specifically includes in the 80% policy (i) fixed income securities that are represented by derivatives and (ii) CLO debt securities. Similar to the proposed change in ARDC's fundamental investment policies above, if the stockholders of ARDC approve the New ARDC 80% Policy, ARDC will have greater flexibility to invest in derivative instruments and CLO debt securities. This change may also result in an increase in ARDC's exposure to the risks associated with derivative instruments and CLO Securities. The New ARDC 80% Policy will be a non-fundamental investment policy of the Combined Fund that may be changed upon 60 days' written notice to stockholders. See "Proposal 1: The Reorganization of the Target Fund—Risk Factors and Special Considerations—CLO Securities Risk,—Below Investment Grade Rating Risk, and—Derivatives Risks" for a discussion of certain risks associated with these investments.

The Board of ARDC recommends that stockholders of ARDC vote "FOR" approval of the New ARDC 80% Policy.

Stockholder approval of the New ARDC 80% Policy requires the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities. For additional information regarding voting requirements, see "Voting Information and Requirements."

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds' stockholders of record as of the Record Date will be available at the stockholder meeting.

Record Date

The Funds have fixed the close of business on May 22, 2015 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of common shares outstanding:

ARMF	ARDC
5,204,200	17,166,012

Proxies

Stockholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by authorizing a proxy via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Stockholders of each Fund have the opportunity to submit their voting instructions via the Internet or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders' instructions have been recorded properly. Stockholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election appointed for the Special Meeting. For each Fund, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspector of election, who may or may not be an employee of the Adviser, will determine whether or not a quorum is present at the Special Meeting. The inspector of election will generally treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund's shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Special Meeting. The Proposals are not "routine" matters and stockholder instructions are required for broker-dealers to vote a beneficial owner's shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a stockholder that does not specify how the stockholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each Proposal. Abstentions and broker non-votes are not treated as votes "FOR" a proposal.

With respect to Proposal 1, Proposal 2(B), Proposal 2(C) and Proposal 2(D), abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposal. With respect to Proposal 2(A), which relates to NYSE requirements, broker non-votes will have no effect on the result of the vote and abstentions, which the NYSE considers to be votes cast, will have the effect of a vote "AGAINST" Proposal 2(A).

As used herein, a "Investment Company Act Majority" means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposal 1: The Reorganization of the Target Fund—ARMF Stockholders Only

Proposal	Required Approval of Target Fund Stockholders

Proposal 1: Approval of the Reorganization, including the transfer of all of the assets of ARMF to ARDC, the deregistration of ARMF as an investment company pursuant to the Investment Company Act and the dissolution of ARMF under Maryland law.

A majority of the outstanding shares entitled to vote and an Investment Company Act Majority (1)

Voting Requirement for Proposal 2: The Reorganization of the Acquiring Fund—ARDC Stockholders Only

Proposals	Required Approval of Acquiring Fund Stockholders
Proposal 2(A): Approval of the issuance of additional common shares of ARDC in connection with the Reorganization Agreement.	A majority of the votes cast
Proposal 2(B): Approval of the change to ARDC's Fundamental Investment Restriction number 5, relating to the Fund's making of loans.	Investment Company Act Majority
Proposal 2(C): Approval of the change to ARDC's Fundamental Investment Restriction number 6, relating to the Fund's concentration policy.	Investment Company Act Majority

Proposal 2(D): Approval of ARDC's investment policy such that, under normal market conditions, at least 80% of its Managed Assets (as defined in the Joint Proxy Statement/Prospectus) will be invested in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations.

Investment Company Act Majority

(1)  An Investment Company Act Majority vote is defined as the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. The voting requirement under Maryland law requiring approval of a majority of the outstanding shares entitled to vote disclosed in the chart satisfies the higher of the two standards under the Investment Company Act. Accordingly, although an Investment Company Act Majority vote may be obtained, this proposal will not pass unless the voting requirement under Maryland law is also obtained.

STOCKHOLDER INFORMATION

As of the Record Date, the officers and directors of each Fund, as a group, beneficially owned 3.2% and 1.6% of the outstanding common shares of ARMF and ARDC, respectively. Unless otherwise indicated, the information set forth below is as of the Record Date. To each Fund's knowledge, no person beneficially owned more than 5% of the Fund's respective outstanding common shares, except as set forth below.

Title of Share Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percentage of Share Class
ARMF	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	839,078	(a)	16.12	%(a)
	First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
	The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
	Jack Silver 80 Columbus Circle PH76A New York, New York 10023	483,476	(b)	9.3%
ARDC	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,483,330	(c)	20.29	%(c)
	First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
	The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
	UBS Group AG Bahnhofstrasse 45 Zurich V8 CH-8001	1,177,441		6.86%

(a)  First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their amended Schedule 13G jointly with the SEC on February 6, 2015 and did not differentiate holdings as to each entity.

(b)  Represents shares of Common Stock held by Jack Silver as disclosed in an amended Schedule 13G filed with the SEC on February 9, 2015. The 483,476 shares of Common Stock beneficially owned by Mr. Silver consist of (a) 600 shares held by Jack Silver, (b) 342,316 shares held by Sherleigh Associates Inc. Profit Sharing Plan, a trust of which Mr. Silver is the trustee, (c) 70,000 shares held by Leigh Silver Roth LLC, a limited liability company of which Mr. Silver is a manager, (d) 70,000 shares held by Romy Silver Roth LLC, a limited liability company of which Mr. Silver is a manager, and (e) 560 shares held by Shirley Silver, Mr. Silver's spouse. Mr. Silver has the sole voting and dispositive power with respect to 482,916 shares of

Common Stock, and shares voting and dispositive power with Shirley Silver with respect to 560 shares of Common Stock held by Shirley Silver.

(c)  First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their amended Schedule 13G jointly with the SEC on February 13, 2015 and did not differentiate holdings as to each entity.

STOCKHOLDER PROPOSALS

To be considered for presentation at a stockholder's meeting, rules promulgated by the SEC generally require that, among other things, a stockholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund's bylaws provide for advance notice provisions, which require stockholders to give timely notice in proper written form to the Secretary of the Fund. Stockholders should review each Fund's bylaws for additional information regarding the Funds' advance notice provisions. The bylaws of ARMF and the bylaws of ARDC were filed with the SEC on September 23, 2013 and on October 2, 2012, respectively, as part of each Fund's Registration Statement on Form N-2. Stockholders may obtain copies of such documents as described on pages ii-iii of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any stockholder who wishes to submit a proposal for consideration at a meeting of such stockholder's Fund should send such proposal to the relevant Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, Attention: Daniel Hall.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about June 16, 2015. Stockholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Adviser have retained D.F. King & Co., Inc., proxy solicitation firm, to assist with the solicitation of proxies. The cost of the services of D.F. King & Co., Inc. in connection with the proxy are anticipated to be approximately $52,000 and $52,000 for ARMF and ARDC, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Venable LLP, which serves as special Maryland counsel to the Funds.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Stockholders who want to communicate with a Board or any individual Director should write their Fund, c/o Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders may communicate with a Board or any individual Director electronically by sending an e-mail to AresCEFDirectors@aresmgmt.com. Correspondence should be addressed to the Board(s) or the Director(s) with whom you wish to communicate.

Additionally, stockholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY NOTICE

The Funds are committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds will not receive any non-public personal information about stockholders, although certain of the Funds' stockholders' non-public information may become available to it. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from stockholders, whether we receive it orally, in writing or electronically. This includes stockholders' communications to us concerning their investment;

•  Information about stockholders' transactions and history with us; or

•  Other general information that we may obtain about stockholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about stockholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service stockholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When a Fund shares non-public stockholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our stockholders' privacy. A Fund does not permit use of stockholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

Each Fund's service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect stockholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access stockholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a stockholder's account or comply with legal requirements.

If a stockholder ceases to be a stockholder, the Fund will adhere to the privacy policies and practices as described above. A Fund may choose to modify its privacy policies at any time. Before it does so, it will notify stockholders and provide a description of its privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, the Fund reserves the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

OTHER INFORMATION

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by authorizing a proxy by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Seth F. Brufsky

Director, President and Chief Executive Officer

Ares Multi-Strategy Credit Fund, Inc.

Ares Dynamic Credit Allocation Fund, Inc.

June 15, 2015

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF
ARES MULTI-STRATEGY CREDIT FUND, INC. INTO

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

Dated June 15, 2015

This Statement of Additional Information is available to the stockholders of Ares Multi-Strategy Credit Fund, Inc. (“ARMF” or the “Target Fund”) and Ares Dynamic Credit Allocation Fund, Inc. (“ARDC” or the “Acquiring Fund,” and together with the Target Fund, the “Funds”) in connection with the proposed reorganization (the “Reorganization”) whereby the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for the assumption of the Target Fund’s stated liabilities by the Acquiring Fund and for common shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its common shares in complete liquidation of the Target Fund. The Target Fund will then terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and dissolve under Maryland law. The “Combined Fund” refers to the Acquiring Fund after giving effect to the Reorganization and the changes to the Acquiring Fund’s investment objective, strategies, fundamental investment restrictions and 80% investment policy, as described in the Joint Proxy Statement/Prospectus.  In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”). The aggregate net asset value (“NAV”) (not the market value) of Acquiring Fund Shares received by the stockholders of the Target Fund in the Reorganization will equal the aggregate NAV (not the market value) of the common shares of the Target Fund held by such stockholders immediately prior to the Reorganization, less the applicable costs of such Reorganization (though stockholders may receive cash for their fractional common shares). A copy of the form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated June 15, 2015 relating to the proposed Reorganization. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by calling by calling (866) 796-7186 or by writing to D.F. King & Co., Inc. at 48 Wall Street, 22nd Floor, New York, New York 10005 or by sending an e-mail to ares@dfking.com.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION	1

MANAGEMENT OF THE FUNDS	4

Board of Directors	4

Biographical Information	4

Biographical Information of the Executive Officers of each Fund	5

Director Qualifications	7

Leadership Structure, Composition and Role of the Board of Directors of the Fund in Risk Oversight	8

Committees of the Boards of Directors	9

Stock Ownership	10

Compensation of Directors	11

THE ADVISER	11

The Investment Adviser	11

Investment Advisory Agreements	13

Payment of the Fund’s Expenses and Reimbursement of Certain Costs of the Adviser and its Affiliates	14

Board Approval of Investment Advisory Agreements	15

THE PORTFOLIO MANAGERS	15

Portfolio Managers	15

Compensation	16

Securities Ownership of Portfolio Managers	16

Material Conflicts of Interest	16

Other Accounts Managed	18

BENEFICIAL OWNERSHIP OF SECURITIES OF THE ACQUIRING FUND	19

CONTROL PERSONS OF THE ACQUIRING FUND	20

PORTFOLIO TRANSACTIONS	20

CONFLICTS OF INTEREST	20

CODE OF ETHICS	22

ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT AND OTHER SERVICES	22

INVESTOR SUPPORT SERVICES	22

LEGAL MATTERS	22

FISCAL YEAR	22

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

PRO FORMA FINANCIAL STATEMENTS	22

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	B-1

APPENDIX C

PROXY VOTING POLICIES	C-1

APPENDIX D

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS	D-1

MANAGEMENT OF THE FUNDS

Board of Directors

Each Fund’s business and affairs are managed under the direction of its Board of Directors. The Board of Directors of the Fund performs the various duties imposed on the directors of investment companies by the Investment Company Act and Maryland law. The Boards of Directors currently consist of five members (each, a “Director”), three of whom are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act. Each Fund refers to these individuals as its “Independent Directors.” The Directors of each Fund are divided into three classes, serving staggered three-year terms. The Boards of Directors annually elect the Funds’ officers, who serve at the discretion of the Boards of Directors. The Boards of Directors maintain an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary.

Biographical Information

Certain biographical and other information relating to the Directors of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of registered investment companies advised by the Adviser or an affiliated person of the Adviser, including Ares Capital Management LLC (“Ares Funds”), and other public company directorships.

Name, Address(1) and Age	Position(s) Held with the Funds	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director	Other Public Company Board Memberships During Past Five Years

Interested Directors(2)

David A. Sachs (56)	Director and Chairman of the Board	Since 2011 (ARDC) and 2013 (ARMF)**	Senior Partner, Ares Management, L.P.	2	Terex Corporation

Seth J. Brufsky (48)	Director, President and Chief Executive Officer	Since 2012 (ARDC) and 2013 (ARMF)*	Senior Partner, Ares Management, L.P.	2	None

Independent Directors

Michael H. Diamond (72)	Director	Since 2012(ARDC) and 2013 (ARMF)**	Sole Member, MHD Group LLC (mediation and expert witness)	2	Ares Commercial Real Estate Corporation

John J. Shaw (63)	Director	Since 2012 (ARDC) and 2013 (ARMF)*	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None

Bruce Spector (72)	Director	Since 2014 (ARDC and AMRF)***	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management LLC (private equity)	2	The Private Bank of California (2007-2013)

(1)                                 The address of each Director is care of the Secretary of the Funds at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)                                 “Interested  person,” as defined in the Investment Company Act, of the Funds. Mr. Sachs and Mr. Brufsky are interested persons of the Funds due to their affiliation with the Adviser.

(3)                                 The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purpose of investment and investor services.  The Ares Fund Complex consists of ARDC and ARMF.

* Term continues until each Fund’s 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until each Fund’s 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until each Fund’s 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

During the fiscal year ended October 31, 2014, the Board of ARDC met five times and the Board of ARMF met six times. Each Director then serving in such capacity attended at least 75% of the aggregate number of meetings of the Board of each Fund and of any committee of the Fund of which he is a member.

Biographical Information of the Executive Officers of each Fund

Certain biographical and other information relating to the officers of each Fund is set out below:

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky (48)	President, Chief Executive Officer and Director	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Brufsky is a Founding Member of Ares Management. He is a Senior Partner and Portfolio Manager in the Tradable Credit Group. Mr. Brufsky also serves as a Portfolio Manager, Director, President and Chief Executive Officer of ARDC and ARMF. Additionally, he is a member of select Tradable Credit Group investment committees. He has served as Director and President and Chief Executive Officer of ARDC since 2012 and ARMF since 2013.

Daniel Nguyen (43)	Chief Financial Officer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Nguyen is an Executive Vice President, Chief Financial Officer and Treasurer of the Ares Private Equity and Tradable Credit Groups. Mr. Nguyen also serves as Chief Financial Officer of ARDC and ARMF and as Treasurer of Ares Commercial Real Estate Corporation (NYSE: ACRE). He has been an officer of Ares Capital Corporation (NASDAQ: ARCC) (“ARCC”) since 2004, including Chief Financial Officer from August 2004 to March 2007 and currently is Vice President. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives.

Brett A. Byrd (48)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014 (ARDC and ARMF)

Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC and ARMF since September 2014. He joined Ares in February 2011 and is a Senior Vice President and Deputy CCO in the Ares Compliance Department. From September 2004 to February 2011, Mr. Byrd was an Associate Director at Macquarie Funds Group where he was the CCO for four of Macquarie Funds Group’s U.S Registered Investment Advisers and its listed infrastructure closed end fund.

Sunny Parmar (43)	Treasurer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Parmar is the Chief Accounting Officer of the Private Equity and Tradable Credit Group of Ares. He has served as Treasurer of ARDC since 2012 and ARMF since 2013. From 2007 to 2011, Mr. Parmar was the Controller at H.I.G. Capital Partners, a private equity firm.

Daniel J. Hall (36)	General Counsel, Chief Legal Officer and Secretary	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Hall is a Senior Vice President and Senior Associate General Counsel for the Legal Department who primarily focuses on Tradable Credit Group activities which include structuring and credit related issues. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and ARMF since 2013. Between 2004 and 2009, Mr. Hall was an associate at Clifford Chance LLP where he specialized in capital markets, structured finance and

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
derivatives.
Michael Weiner (62)	Vice President and Assistant Secretary	Since 2012 (ARDC) and 2013(ARMF)

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, General Counsel and Secretary of Ares Management. From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012 and ARMF since 2013. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Keith Ashton (48)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Ashton is a Portfolio Manager in the Tradable Credit Group, primarily responsible for managing structured credit funds and separate accounts. He serves as one of three portfolio managers for ARDC and ARMF. He is also a member of select Tradable Credit Group investment committees. Prior to joining Ares in November 2011, Keith was a partner at Indicus Advisors where he launched the global structured credit business in May 2007. Prior to Indicus, Keith was a portfolio manager and Head of Structured Credit at TIAA-CREF where he managed a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business.

Ann Kono (39)	Vice President	Since 2013(ARDC and ARMF)

Since April 2007, Ms. Kono has been an employee of Ares Management and currently serves as the Executive Vice President of Operations and Information Systems/Technology. She has served as Vice President of ARDC and ARMF since 2013.

Americo Cascella (43)	Vice President	Since 2013 (ARDC and ARMF)

Cascella is a Portfolio Manager in the Tradable Credit Group and is Head of Tradable Credit Business Development where he is responsible for credit oversight and business development across Ares’ Tradable Credit Group. Additionally, he serves as a member on select Tradable Credit Group investment committees. Mr. Cascella joined Ares in 1998 from Price Waterhouse LLP where he served as a Senior Associate with responsibility for foreign exchange and interest rate derivative risk analysis and corporate treasury risk management consulting. Mr. Cascella also directed financial evaluations of clients in various industries, including financial services, industrial products, manufacturing, professional services, and construction engineering and design.

John Eanes (33)	Vice President	Since 2013 (ARDC and ARMF)	Mr. Eanes is a portfolio manager in the Ares Tradable Credit Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Eanes joined Ares Management in 2006.
John A. Leupp (49)	Vice President	Since 2013 (ARDC and ARMF)

Leupp is a Portfolio Manager in the Tradable Credit Group. He serves as one of three portfolio managers for ARDC and ARMF. Additionally, he serves as a member on select Tradable Credit Group investment committees. Mr. Leupp joined Ares in 2003 from Credit Suisse First Boston (formerly DLJ), most recently as a Director in the Fixed Income Department responsible for the gaming, lodging and leisure industries. From 1989 to 1997, Mr. Leupp was involved in the fixed income market as a high yield research analyst covering various industries.

Jeff M. Moore (56)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Moore is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for Distressed Strategy/Tradable Credit Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Moore joined Ares Management in 1997.

Darryl L. Schall (54)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Schall is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for select Tradable Credit Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Schall joined Ares Management in 2009. He managed

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
portfolios of distressed and high yield debt at Tudor Investment Corporation from 2002 to 2009.

(1)                                 The address of each officer is care of the Secretary of the Funds at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Director Qualifications

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion that each Director should serve as a Director of the Funds.

The Boards of Directors believe that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Board possesses the requisite attributes and skills. The Boards believe that the Directors’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager, other service providers, counsel and the auditor, and to exercise effective business judgment in the performance of their duties, support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director. The Directors have not set a mandatory retirement age.

Each Director, except for Mr. Spector, has served as a board member of the closed-end funds in the Ares fund complex for approximately two and a half years. Mr. Spector has served as a board member of the closed-end funds in the Ares fund complex for approximately one year. Mr. Sachs has substantial experience as a founding member and Senior Partner of Ares Management, L.P. and advising clients with respect to the credit markets. Mr. Brufsky has substantial experience as a founding member and Senior Partner of Ares Management, L.P. and advising clients with respect to the credit markets. Mr. Diamond has substantial experience practicing law and advising clients with respect to corporate governance and fiduciary matters, and as a legal consultant. Mr. Shaw has substantial experience as a senior executive of an operating company and as a business consultant. Mr. Spector has substantial experience as a senior advisor for a private equity firm, practicing law and advising clients with respect to restructurings, insolvency reorganizations and related bankruptcy matters, and as a business consultant. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of a Board or any Director as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Boards.

Interested Directors.

David A. Sachs.  Mr. Sachs is a Senior Partner in the Tradable Credit Group. He serves as an Investment Committee member on all Ares Direct Lending, Tradable Credit and Private Equity Group funds, as well as the Ares Real Estate Group’s Real Estate Debt Investment Committee. Mr. Sachs also serves as a Director and Chairman of the Board of ARDC and ARMF, two publicly traded closed-end funds managed by an affiliate of Ares Management. From 1994 to 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the investment management department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs serves on the McCormick Advisory Council at Northwestern University. Mr. Sachs graduated from Northwestern University with a B.S. in Industrial Engineering and Management Science.

Seth J. Brufsky.  Mr. Brufsky is a Founding Member of Ares Management. He is a Senior Partner and Portfolio Manager in the Tradable Credit Group. Mr. Brufsky also serves as a Director, President and Chief Executive Officer of ARDC and ARMF. Additionally, he is a member of select Tradable Credit Group investment committees.  Mr. Brufsky joined Ares in March 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure. Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.  Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Independent Directors.

Michael H. Diamond.  Mr. Diamond is currently the sole member and employee of MHD Group LLC, a business that he founded in November 2007 to provide consulting and expert witness services. Since 1994, Mr. Diamond has also been the Corporate Secretary and a director of Neu Holdings, Inc., a holding company that owns entities in the shipping and real estate industries. Prior to founding MHD Group LLC, Mr. Diamond was a partner at the law firm of Milbank, Tweed, Hadley & McCloy from June 2000 to October 2007 where his practice focused on corporate governance, fiduciary duty and securities cases. Mr. Diamond was Executive Vice President, General Counsel and Head of Corporate Communications of New World Communications Group from 1994 to 1997. From 1971 to 1994, Mr. Diamond was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Diamond earned his BA in Mathematics from Brown University in 1964 and holds a Juris Doctor from Columbia University Law School where he graduated magna cum laude in 1969.

John J. Shaw.  Mr. Shaw is an independent consultant. From 1995 to 2011, he was the President of the St. Louis Rams. Mr. Shaw joined the St. Louis Rams organization in 1980 acting first as Vice-President Finance, Controller/Treasurer from 1980 to 1982 and acting as Executive Vice-President from 1982 to 1995. Prior to joining the St. Louis Rams, Mr. Shaw worked for Arthur Anderson & Co. as a tax adviser from 1977 to 1980. Between 1985 and 2008, Mr. Shaw was a member of the executive committee of the NFL Management Council and has served as a member of the NFL Finance Committee as an executive committee member of NFL Properties. Mr. Shaw received his BS from the University of San Diego in 1973 where he graduated as valedictorian of his class and his Juris Doctor from New York University School of Law in 1976.

Bruce H. Spector.  Mr. Spector is an independent consultant. Since 2007, Mr. Spector has been available to serve as a senior advisor at Apollo Global Management, LLC (f/k/a Apollo Management, L.P.) in the area of development of strategy and tactics in corporate restructuring. From 1992 to 2007, Mr. Spector was a partner at Apollo. In this position Mr. Spector led or was a key member of deal teams in purchasing a number of companies, participating in the management of those companies as a member of their board of directors, and ultimately playing a leadership role in managing the sale of Apollo’s ownership interest in each company. From 1967 to 1992, Mr. Spector was an attorney at the law firm of Stutman, Treister & Glatt, spending a substantial amount of that time as senior partner and head of the firm’s executive committee. Mr. Spector’s practice at Stutman, Treister & Glatt specialized in restructurings, insolvency reorganizations and related bankruptcy matters. Mr. Spector received his BA from the University of Southern California where he graduated magna cum laude in 1964 and holds a Juris Doctor from University of California at Los Angeles where he graduated summa cum laude in 1967.

Leadership Structure, Composition and Role of the Board of Directors of the Fund in Risk Oversight

The Investment Company Act requires that at least 40% of the Directors be Independent Directors. Certain exemptive rules promulgated under the Investment Company Act require that a majority of the Directors be Independent Directors. Currently, three of the five Directors (60%) of each Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Boards of Directors, regardless of whether the Director happens to be independent or a member of management. The Boards of Directors have determined that their leadership structure, in which the Chairman of the Boards of Directors is an interested person of the Funds, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Boards. In addition, the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. Michael H. Diamond is the lead Independent Director.

The Board of Directors of each Fund performs its risk oversight function primarily through (a) its two standing committees, the Audit Committee and the Nominating and Governance Committee, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.  Each Board of Directors retains the responsibility for (1) conducting periodic reviews of the Fund’s investment portfolio and investment performance, (2) approving and amending the Fund’s investment guidelines, (3) approving the appointment and retention terms of the Adviser and the Fund’s other service providers and officers, and (4) providing risk management oversight by reviewing and monitoring the services and activities provided by the Adviser and other service providers and officers.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committees and the Nominating and Governance Committees assist each Board of Directors in fulfilling its risk oversight responsibilities. Each Fund’s Audit Committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. Each Fund’s Nominating and Governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Fund’s stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. The Audit Committees and the Nominating and Governance Committees consist solely of Independent Directors.

Each Board of Directors performs its risk oversight responsibilities with the assistance of the Fund’s Chief Compliance Officer. Each Fund’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by each Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the Chief Compliance Officer’s last report; (b) any material changes to such policies and procedures since the Chief Compliance Officer’s last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review and (d) any material compliance matter that has occurred since the date of the Chief Compliance Officer’s last report about which the Boards of Directors would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

Each Fund believes that its Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which the Funds are already subject as closed-end investment companies registered with the SEC. Specifically, as a closed-end investment company registered with the SEC, each Fund must comply with certain regulatory requirements that control the levels of risk in the Fund’s business and operations. For example, each Fund’s ability to borrow or issue debt securities is limited such that the Fund’s asset coverage must equal at least 300% immediately after such borrowing or issuance. In addition, each Fund has elected to be treated as a RIC under Subchapter M of the Code. As a “regulated investment company” (“RIC”) each Fund must, among other things, meet certain income source and asset diversification requirements.

Each Fund believes that the extent of its Board’s (and its committees’) role in risk oversight complements the Board of Directors’ leadership structure because it allows the Fund’s Independent Directors, through the two fully independent Board committees, a lead Independent Director, executive sessions with the Chief Compliance Officer and auditor and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

Each Board of Directors believes that Board roles in risk oversight must be evaluated on a case by case basis and that the existing Board role in risk oversight is appropriate. However, each Board of Directors re-examines the manner in which it administers its oversight function on a periodic basis to enable it to continue to meet its Fund’s needs.

Committees of the Boards of Directors

Each Board of Directors has established an Audit Committee and a Nominating and Governance Committee. Neither Fund has a Compensation Committee because closed-end management investment companies, such as the Funds, are exempt from the requirements to have a compensation committee under the applicable NYSE rules.

Audit Committees.  The members of each Audit Committee are Michael H. Diamond, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the Investment Company Act and the NYSE’s corporate governance regulations. Mr. Shaw serves as chairman of each Audit Committee and as the Audit Committee Financial Expert for each Fund. Each Audit Committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants, advising the Board of Directors with respect to the valuation of portfolio assets and reviewing the adequacy of the Fund’s internal accounting controls. The Audit Committee of ARDC met three times and the Audit Committee of ARMF met four times during the fiscal year ended October 31, 2014. The Audit Committees have a charter which is available on the Funds’ website at (www.arespublicfunds.com).

Nominating and Governance Committees.  The members of each Nominating and Governance Committee are Michael H. Diamond, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the Investment Company Act and the NYSE’s corporate governance regulations. Mr. Diamond serves as chairman of each Nominating and Governance Committee. Each Nominating and Governance Committee is responsible for selecting, researching and nominating Directors for election by the Fund’s stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee of the Board Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Each Nominating and Governance Committee met three times during the fiscal year ended October 31,

2014. The Nominating and Governance Committees have a charter which is available on the Funds’ website at (www.arespublicfunds.com).

The Nominating and Governance Committees may consider recommendations for nomination of individuals for election as Directors from stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by each Fund’s Bylaws) and received at the relevant Fund’s principal executive offices not earlier than 150 days nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern Time, on the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

Stock Ownership

Information relating to each Director’s share ownership in each Fund and in all funds in the Ares Fund Complex as of December 31, 2014 is set out in the chart below.

Name of Director(1)	Dollar Range of Equity Securities in ARDC	Dollar Range of Equity Securities in ARMF	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director or Nominee in the Fund Complex(2)
Interested Directors
David A. Sachs	Over $100,000	Over $100,000	Over $100,000
Seth J. Brufsky	Over $100,000	Over $100,000	Over $100,000

Independent Directors
Michael H. Diamond	None	None	None
John J. Shaw	None	None	None
Bruce Spector	$50,001-$100,000	Over $100,000	Over $100,000

(1)           All are current Directors.

(2)                                 The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purpose of investment and investor services.  The Ares Fund Complex consists of ARDC and ARMF.

As of December 31, 2014, the Directors and officers of ARDC as a group beneficially owned 1.6% of ARDC’s outstanding shares of common stock.  As of December 31, 2014, the Directors and officers of ARMF as a group beneficially owned 3.2% of ARMF’s outstanding shares of common stock.

As of December 31, 2014, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities in the Adviser.

Compensation of Directors

The following table sets forth the compensation paid by the Funds to the Directors during the fiscal year ended October 31, 2014 and the aggregate compensation paid to them from all funds in the Ares Fund Complex during the fiscal year ended October 31, 2014. The directors who are “interested persons,” as defined in the Investment Company Act, of the Funds and the Funds’ officers do not receive compensation from the Funds. The Funds currently pay each Independent Director an aggregate annual fee of $50,000. The lead Independent Director of each Fund and the Chair of each Audit Committee each receive an additional aggregate annual fee of $5,000.

Name of Director or Nominee	Aggregate Compensation From ARDC (1)	Aggregate Compensation From ARMF(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses(1)	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Interested Directors
David A. Sachs	None	None	None	None
Seth J. Brufsky	None	None	None	None

Independent Directors
Michael H. Diamond	$27,500	$27,500	None	$55,000	(2)
Philip R. Erlanger(3)	$5,163	$5,163	None	$10,326	(2)
John J. Shaw	$27,500	$27,500	None	$55,000	(2)
Bruce H. Spector(4)	$19,022	$19,022	None	$38,044	(2)

(1)           Includes compensation paid to Directors by each Fund. The Funds’ Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Funds.

(2)           Represents the total compensation paid to such persons during the fiscal year ended October 31, 2014 by investment companies (including the Funds) that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies.

(3)           Mr. Erlanger resigned as a Director of the Funds effective January 15, 2014.

(4)           Mr. Spector was elected as a Director of the Funds effective January 29, 2014.

THE ADVISER

The Investment Adviser

Ares Capital Management II LLC serves as the Fund’s investment adviser. The principal executive offices of the Adviser are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. The Adviser is a Delaware limited liability company that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is an affiliate of Ares Management, L.P. (“Ares Management”) and utilizes the resources of Ares Management’s U.S. and European credit teams who manage the leveraged loan, high yield, total return and distressed/special situations credit funds for the Ares Tradable Credit Group as well as its global structured products team.  The Fund’s portfolio management team is comprised of members of Ares Management’s Tradable Credit Group.  The Adviser intends to use the facilities and other resources of Ares Management.  There can be no assurance that any such investment professionals will remain employed by Ares Management or if employed, will remain involved with the Adviser’s performance obligations.  Ares Management, L.P. is a publicly traded, leading global alternative investment manager. Its common units are traded on the New York Stock Exchange under the ticker symbol “ARES”.

Founded in 1997, Ares Management has approximately 800 employees and $87 billion of assets under management* with principal and originating offices located in Los Angeles, New York, London, Atlanta, Boston, Chicago, Chengdu, Dallas, Dubai, Frankfurt, Hong Kong, Paris, San Francisco, Shanghai, Stockholm, Sydney and Washington D.C.

Ares Management’s investment activities are conducted through four business platforms:

•                  Tradable Credit Group:  The Tradable Credit Group manages a range of long-only and alternative credit strategies which include U.S. and European senior secured bank loans, high yield bonds, structured products, distressed debt and other fixed income investments in a variety of funds and investment vehicles.  The group currently has approximately 60 investment professionals and manages approximately $33 billion.*

•                  Direct Lending Group:  The Direct Lending Group manages U.S. corporate lending activities, primarily through ARCC, certain portfolio companies of ARCC and certain private accounts, and European corporate lending activities primarily through Ares Capital Europe L.P. and Ares Capital Europe II L.P.  The Direct Lending Group invests primarily in self originated / lead-agented first and second-lien senior loans and mezzanine debt of private middle market companies.  The group currently has approximately 135 investment professionals and manages approximately $29 billion* of assets under management.

•                  Private Equity Group:  Our Private Equity Group broadly categorizes its investment activities into three strategies: North American/European flexible capital, U.S. power and energy assets and China growth capital.  The group’s activities are managed by three dedicated investment teams in North America/Europe and China. The group manages over 10 funds, including four flagship funds focused primarily on North America and, to a lesser extent, Europe, one fund focused on growth equity opportunities in China and four funds focused on U.S. power and energy assets.  The group currently has approximately 70 investment professionals and approximately $15 billion ** of assets under management.

•                  Real Estate Group:  The Real Estate Group’s activities include opportunistic and value-add equity and debt investments in commercial real estate (“CRE”) assets in North America, Europe and India and self-originated middle-market commercial real estate loans and other CRE investments in North America.  The Real Estate Group manages CRE equity investments through various private equity funds and its debt investments primarily through the management of Ares Commercial Real Estate Corporation (NYSE:  ACRE) and various private funds and vehicles.  The group currently has approximately 80 investment professionals and manages approximately $10 billion* of assets under management.

*                 As of March 31, 2015,  AUM amounts include capital available to vehicles managed or co-managed by Ares, including funds managed by Ivy Hill Asset Management, L.P.

Ares provides its clients an assortment of investment strategies that range in capital structure seniority and company influence/control through its four business platforms.  Each platform employs a consistent, credit-based philosophy and seeks well-structured investments in high quality companies.  While distinct, these four businesses are complementary and Ares believes provides it with a competitive advantage as it allows Ares to (i) leverage proprietary industry and company research and relationships from across Ares, (ii) maintain a leading market presence across the leveraged finance universe and (iii) present a range of potential capital solutions (debt and equity) to Ares’ clients.  In addition to the primary business platforms, Ares has a deep and experienced team of support professionals in client relations, business development, accounting, finance, legal, compliance, operations, human resources and administration.

The Adviser will seek to benefit from its relationship with Ares Private Equity Group and its approximately 70 investment professionals as well as the Ares Direct Lending Group.  The Ares Direct Lending Group consists of approximately 135 investment professionals and focuses on originating and investing in private debt obligations of middle market companies.

Ares specializes in managing assets in the leveraged finance, private equity, and commercial real estate markets. Ares’ leveraged finance activities include the acquisition and management of Senior Loans, high yield securities, mezzanine debt, structured credit, and special situation investments. Ares’ private equity activities generally focus on control-oriented equity investments in under-capitalized companies with capital structure issues. Ares’ commercial real estate activities generally focus on lending to U.S. middle-market real estate projects. Ares has the ability to invest across a capital structure, from senior debt to common equity. This flexibility, combined with Ares’ “buy and hold” philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

The Adviser provides certain investment advisory and administration services to ARDC and to ARMF pursuant to an investment advisory and management agreement with ARDC (the “Investment Advisory and Management Agreement”) and an investment advisory agreement with ARMF (the “Investment Advisory Agreement” and, together with the Investment Advisory and Management Agreement, the “Investment Advisory Agreements”).

Investment Advisory Agreements

Management Services

Ares Capital Management II LLC serves as the Funds’ investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the Boards of Directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Funds. Under the terms of each Investment Advisory Agreement, the Adviser:

•                  obtains and evaluates pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities, loans or other financial instruments, that are purchased for or considered for purchase by the Fund;

•                  makes investment decisions for the Fund (including the exercise or disposition of rights accompanying portfolio securities, loans or other financial instruments, such as tender offers, exchanges, amendments, consents, waivers or forbearances, and other attendant rights thereto);

•                  places purchase and sale orders for portfolio transactions on behalf of the Fund and manages otherwise uninvested cash assets of the Fund;

•                  arranges for the pricing of Fund securities, loans or other financial instruments;

•                  executes account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, assignors, assignees, participants, counterparties and other persons in connection with the Adviser’s management of the assets of the Fund;

•                  employs professional portfolio managers and securities analysts who provide research services to the Fund;

•                  engages certain third party professionals, consultants, experts or specialists in connection with the Adviser’s management of the assets of the Fund; and

•                  makes decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes.

The Adviser’s services to the Funds under each Investment Advisory Agreement are not exclusive. The Adviser may provide investment advisory and administration services to other entities. Similarly, affiliates of the Adviser may directly or indirectly manage funds or other accounts with investment objectives similar to those of the Funds. Accordingly, the Funds may compete with these Ares funds or other investment vehicles managed by the Adviser and its affiliates for capital and investment opportunities. The Adviser endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Funds. Nevertheless, it is possible that the Funds may not be given the opportunity to participate in certain investments made by investment funds or other accounts managed by the Adviser or its affiliates.

The Adviser is a wholly owned subsidiary of Ares Management LLC, an SEC registered investment adviser, and an indirect subsidiary of Ares Management, L.P., a publicly traded asset manager whose common units are listed on the New York Stock Exchange under the symbol “ARES.”

Management Fee

Pursuant to each Investment Advisory Agreement with the Funds and subject to the overall supervision of the Boards of Directors, the Adviser provides investment advisory and management services to the Funds. For providing these services, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of each Fund’s Managed Assets. “Managed Assets” with respect to ARDC means the total assets of ARDC (including any assets attributable to any shares of preferred stock that may be issued or to indebtedness) minus ARDC’s liabilities (other than liabilities relating to indebtedness). “Managed Assets” with respect to ARMF means the total assets of ARMF (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by ARMF is not considered a liability for this calculation.  Fees for any partial month are appropriately prorated. During periods when a Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. Although ARMF and ARDC have adopted slightly different definitions of “Managed Assets,” these differences are descriptive in nature and the calculation and treatment of Managed Assets is identical between the Funds.

The Adviser may elect from time to time, in its sole discretion, to waive its right to receive a portion of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on a Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may decide to waive its compensation periodically.

For the fiscal years ended October 31, 2013 and October 31, 2014, ARDC paid the Adviser advisory fees of $3,987,161 and $4,705,479, respectively.  For the fiscal years ended October 31, 2013 and October 31, 2014, ARMF paid the Adviser advisory fees of $3,404 and $1,695,230, respectively.

Payment of the Fund’s Expenses and Reimbursement of Certain Costs of the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. Each Fund bears all other costs and expenses of its operations and transactions, including those relating to: organization; calculation of its net asset value (including the cost and expenses of any independent valuation firm, agent, or other provider); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisers, in monitoring the financial and legal affairs of the Fund and in monitoring the Fund’s investments; interest payable on indebtedness and dividends and distributions on shares of preferred stock, as applicable, if any, incurred to finance the Fund’s investments; offerings of the Fund’s common shares and other securities (including all fees, costs and expenses related thereto); investment advisory and management fees; fees payable to third parties, including agents, legal counsel (including, without limitation, any committee formed in accordance with Federal Rule of Bankruptcy Procedure 2019 or unsecured committee counsel), consultants or other advisors, relating to, or associated with, evaluating and making investments; administrator, transfer agent, custodian, investor support services and investor relation fees; federal and state registration fees; all costs of registration and listing the Fund’s shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; costs of any reports, proxy statements or other notices to stockholders, including printing costs; insurance premiums for fidelity bond and other insurance coverage, including the Fund’s allocable portion of the fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premium; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs); costs incurred to implement and monitor agreements governing the Fund’s financing or borrowing facilities and costs associated with issuances of shares of preferred stock and ongoing related expenses; such unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; all other expenses incidental to holding meetings of the Fund’s stockholders, including proxy solicitations therefor; and all other expenses incurred by the Fund in connection with administering the Fund’s business (including the reimbursements contemplated in the following paragraph).

Under each Fund’s advisory agreement, the Adviser may seek reimbursement from the Funds for certain administrative costs provided to the Funds by the Adviser and its affiliates. However, the Adviser contractually agreed to not seek reimbursement from the Funds for these administrative costs during the fiscal years ended October 31, 2013 and October 31, 2014. The Adviser has been permitted to seek such reimbursement from ARDC since November 1, 2014, and the Adviser will be permitted to seek such reimbursement from ARMF beginning November 1, 2015. The Adviser has contractually agreed not to seek administrative cost reimbursements from the Combined Fund for the period from the date the Reorganization is consummated through October 31, 2015 for the administrative services incurred during that period that are allocable to the net asset value of ARMF calculated in connection with the consummation of the Reorganization. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of the Combined Fund..

Duration, Termination and Amendment

The Investment Advisory and Management Agreement between ARDC and the Adviser became effective on November 27, 2012. The Investment Advisory and Management Agreement was renewed by the Board of Directors on September 24, 2014 and will renew for successive annual periods thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, including, in either case, approval by a majority of the Fund’s directors who are not “interested persons.”  The Investment Advisory Agreement between ARMF and the Adviser became effective on October 28, 2013.  The Investment Advisory Agreement will continue in effect until October 28, 2015 and will automatically renew for successive annual periods thereafter if such continuance is specifically approved at least annually by (i) the affirmative vote of the Board of Directors or the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities and (ii) the affirmative vote of a majority of the Fund’s directors who are not “interested persons” of any party to the Investment Advisory Agreement.

Each Investment Advisory Agreement will automatically terminate in the event of its assignment (within the meaning of the Investment Company Act). Each Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Generally, material changes to the Investment Advisory Agreement of a Fund must be submitted to the Fund’s stockholders for approval under the Investment Company Act and the Fund may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

Indemnification

Each Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Board Approval of Investment Advisory Agreements

A discussion regarding the basis of the Board of Directors’ approval of the Investment Advisory and Management Agreement for ARDC is available in ARDC’s annual report to stockholders dated October 31, 2014. A discussion regarding the basis of the Board of Directors’ approval of the Investment Advisory Agreement for ARMF is available in ARMF’s annual report to stockholders dated October 31, 2013.

THE PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Managers

The following individuals (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of each Fund’s investment strategy:

Seth J. Brufsky

Mr. Brufsky is a Founding Member of Ares Management. He is a Senior Partner and Portfolio Manager in the Tradable Credit Group. Mr. Brufsky also serves as a Portfolio Manager, Director, President and Chief Executive Officer of ARDC and ARMF. Additionally, he is a member of select Tradable Credit Group investment committees.  Mr. Brufsky joined Ares in March 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure. Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.  Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Mr. Ashton joined Ares in November 2011 in the Ares Tradable Credit Group, primarily responsible for managing structured credit funds and separate accounts. He serves as one of three portfolio managers for ARMF and ARDC. He is also a member of the Investment Committees of ARDC and ARMF, as well as the Tradable Credit Group’s Global Structured Credit Funds Investment Committee. Prior to joining Ares in November 2011, Mr. Ashton was a partner at Indicus Advisors where he launched the global structured credit business in May 2007. Prior to Indicus, Mr. Ashton was a portfolio manager and Head of Structured Credit at TIAA-

CREF where he managed a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business. Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property. Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

John Leupp

Mr. Leupp is a portfolio manager in the Ares Tradable Credit Group. He serves as one of three portfolio managers for ARMF and ARDC. Additionally, he serves as a member on select Tradable Credit Group investment committees.  Mr. Leupp joined Ares in 2003 from Credit Suisse First Boston (formerly DLJ), most recently as a Director in the Fixed Income Department responsible for the gaming, lodging and leisure industries.  From 1989 to 1997, Mr. Leupp was involved in the fixed income market as high yield research analyst covering various industries.  Mr. Leupp graduated with a B.S. in Finance from Santa Clara University and received his M.A. in Economics from UCLA.

Compensation

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation

In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

Securities Ownership of Portfolio Managers

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of each Fund’s equity securities beneficially owned as of October 31, 2014 (unless otherwise indicated below).

Portfolio Manager	Dollar Range of ARDC Shares Beneficially Owned	Dollar Range of ARMF Shares Beneficially Owned
Seth J. Brufsky	Over $100,000	Over $100,000
Keith Ashton	$10,001-$50,000	$10,001-$50,000
John Leupp*	None	None

*Information is provided as of December 31, 2014.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the Funds and the other Ares-advised funds, including other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Funds will not have an interest. The investment program of the Funds and the other Ares-advised funds or accounts may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds or accounts that may differ from advice given to, or securities recommended or bought for, the Funds, even though their investment objectives may be the same or similar to those of the Funds.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Funds and may affect the prices and availability of the securities and instruments in which the Funds invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Funds and the other Ares-advised funds or accounts.

The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return objectives, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) credit ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a Borrower/loan/security; and (ix) prior positions in a Borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Funds and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Funds and the other Ares-advised funds, the Funds may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that a Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, a Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of a Fund. In addition, under certain circumstances, a Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than a Fund. A Fund and the other Ares-advised funds may make investments at different levels of a Borrower’s capital structure or otherwise in different classes of a Borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding a Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause a Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Funds as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Funds and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Funds and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Funds but will be allocated between the business of the Funds and the management of the monies of other clients of the Adviser.

Other Accounts Managed

As of October 31, 2014 (unless otherwise indicated below), the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Seth J. Brufsky	Registered investment companies	7	$2,141,352,913	0	$0

	Other pooled investment vehicles	2	$2,899,896,299	2	$2,899,896,299

	Other accounts	8	$2,389,564,364	6	$2,026,987,693

Keith Ashton	Registered investment companies	2	$629,314,876	0	$0

	Other pooled investment vehicles	2	$489,995,815	2	$489,995,815

	Other accounts	4	$1,212,249,812	1	$381,256,338

John Leupp*	Registered investment companies	7	$2,130,077,299	0	$0

	Other pooled investment vehicles	1	$378,296,076	0	$0

	Other accounts	9	$2,181,010,681	0	$0

* Information is provided as of December 31, 2014.

BENEFICIAL OWNERSHIP OF SECURITIES OF THE ACQUIRING FUND

Set forth below is information with respect to persons or organizations who are known to be beneficial owners of more than 5% of ARDC’s outstanding shares of common stock as of May 22, 2015. This information is based on publicly available information such as Schedule 13D and 13G disclosure filed with the SEC.

Name and Address	Common Stock Held		Common Stock % Held
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,483,330	(a)	20.29	%(a)

First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

UBS Group AG Bahnhofstrasse 45 Zurich V8 CH-8001	1,177,441		6.86%

(a) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their amended Schedule 13G jointly with the SEC on February 13, 2015 and did not differentiate holdings as to each entity.

CONTROL PERSONS OF THE ACQUIRING FUND

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. Neither the Adviser nor its affiliates own more than 25% of the common shares of ARDC. However, the Adviser may be considered a controlling person of ARDC under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of ARDC. The principal executive offices of the Adviser are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Senior Loans and Subordinated Loans, the Funds generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Funds. Most of these transactions will be principal transactions at net prices for which the Funds will generally incur little or no brokerage costs. The Funds may be required to pay fees, or forgo a portion of interest and any fees payable to the Funds, to a lender selling assignment or participations to the Funds. The Adviser will determine the lenders from whom the Funds will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans and Subordinated Loans. Because of certain limitations imposed by the Investment Company Act, this may restrict a Fund’s ability to acquire some Senior Loans and Subordinated Loans. The Adviser does not believe that this will have a material effect on a Fund’s ability to acquire Senior Loans and Subordinated Loans consistent with its investment policies. Sales to dealers are effected at bid prices. The illiquidity of some Senior Loans, Subordinated Loans and, to a more limited extent, CLOs may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase a Fund’s interests in Senior Loans, Subordinated Loans or CLOs at a fair price should a Fund desire to sell such interests.

With respect to other types of securities, the Funds may purchase certain money market instruments directly from an issuer (in which case no commissions or discounts are paid), may purchase securities in the OTC market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Adviser is responsible for arranging for the execution of the Funds’ portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds and in accordance with the Adviser’s conflicts policy. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Funds and its other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long-term. The advisory fees that the Funds pay to the Adviser will not be reduced if the Adviser receives brokerage and research services. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

Information about the brokerage commissions paid by the Funds is set forth in the following tables:

	Aggregate Brokerage Commissions
For the Fiscal Period Ended	ARDC	ARMF
October 31, 2014	$0	$0

October 31, 2013	$0	$0

CONFLICTS OF INTEREST

The Funds’ executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Funds or of other Ares-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Funds or their stockholders. Moreover, notwithstanding the difference in principal investment objectives between the Funds and the other Ares-advised funds, such other Ares-advised funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Ares affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Funds and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Funds. To the extent the other Ares-advised funds have overlapping investment objectives, the scope of opportunities otherwise available to the Funds may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares-advised funds.

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for a Fund and for one or more other Ares-advised funds or accounts. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that a Fund should invest on a side-by-side basis with one or more other Ares-advised funds. The Funds may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if a Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

The results of a Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more Ares-advised funds will achieve investment results that are substantially more or less favorable than the results achieved by the Funds. Moreover, it is possible that the Funds will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for a Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more affiliates of the Adviser and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

A Fund is required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of each Fund’s Managed Assets (as defined above). The Adviser may have a conflict of interest in deciding whether to cause a Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser. Certain other Ares-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Funds.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations. See “The Portfolio Managers—Material Conflicts of Interest” for further discussion of conflicts of interest relevant to the Funds.

CODE OF ETHICS

The Funds and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this SAI.

ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT AND OTHER SERVICES

The custodian of the assets of each Fund is State Street, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116. The custodian performs custodial, fund accounting and portfolio accounting services. State Street, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as each Fund’s transfer agent and dividend paying agent with respect to the common shares.

State Street, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the administrator of the Funds. Under the Administration Agreement between State Street and each Fund, State Street will provide certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. Each Fund pays State Street a monthly fee for these services. During the fiscal year ended October 31, 2014, ARDC and ARMF paid State Street $378,029 and $153,253, respectively, for the provision of these services.

INVESTOR SUPPORT SERVICES

The Funds have retained Destra to provide investor support services in connection with the ongoing operations of the Funds. Such services include providing ongoing contact with respect to each Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for each Fund’s common shares, and with the closed-end fund analyst community regarding each Fund on a regular basis, and developing and maintaining a website for each Fund. Each Fund pays Destra a monthly fee for such services. During the fiscal year ended October 31, 2014, ARDC and ARMF paid Destra $478,351 and $203,332, respectively, for the provision of investor support services.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Funds in connection with the Reorganization. Willkie Farr & Gallagher LLP will rely as to certain matters of Maryland law on Venable LLP, Baltimore, Maryland.

FISCAL YEAR

For accounting purposes, each Fund’s fiscal year is the 12-month period ending on October 31. For tax purposes, each Fund has adopted the 12-month period ending October 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The financial statements of the Funds as of October 31, 2014 have been audited by Ernst & Young LLP and are incorporated by reference herein to each Fund’s annual report filed on Form N-CSR filed on January 2, 2015.  Such financial statements are incorporated by reference herein. The principal business address of Ernst & Young LLP is 725 South Figueroa Street, Los Angeles, California 90017.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganization of the Target Fund with the Acquiring Fund which include: (i) Pro forma Condensed Combined Schedule of Investments at October 31, 2014; (ii) Pro forma Condensed Combined Statement of Assets and Liabilities at October 31, 2014; (iii) Pro forma Condensed Combined Statement of Operations for the 12-month period ended October 31, 2014; and (iv) Notes to Pro forma Condensed Combined Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•], 2015, by and between Ares Multi-Strategy Credit Fund, Inc., a registered investment company and a Maryland corporation (the “Target Fund”), and Ares Dynamic Credit Allocation Fund, Inc., a registered investment company and a Maryland corporation (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities (such amount of Acquiring Fund shares, the “Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the stockholders of the Target Fund in liquidation and redemption of all outstanding shares of the Target Fund; and (iii) the subsequent dissolution of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

WHEREAS, each of the Target Fund and the Acquiring Fund is a closed-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each of the Target Fund and the Acquiring Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Target Fund has determined that the Reorganization is advisable and, in accordance with Rule 17a-8 under the 1940 Act, (i) is in the best interests of the Target Fund and (ii) that the interests of the existing stockholders of the Target Fund will not be diluted as a result of the Reorganization; and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund stockholders as of the record date for determining the Target Fund stockholders entitled to vote at such meeting (the “Target Fund Stockholder Meeting Record Date”); and

WHEREAS, the Board of Directors of the Acquiring Fund has determined that the Reorganization is advisable and, in accordance with Rule 17a-8 under the 1940 Act, (i) is in the best interests of the Acquiring Fund and (ii) that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and directed that the issuance of the Acquiring Fund Shares and amendments to certain investment policies and restrictions of the Acquiring Fund be submitted for consideration at a special meeting of the Acquiring Fund stockholders as of the record date for determining the Acquiring Fund stockholders entitled to vote at such meeting (the “Acquiring Fund Stockholder Meeting Record Date” and, together with the Target Fund Stockholder Meeting Record Date, the “Stockholder Meeting Record Date”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 free and clear of all liens, encumbrances and claims whatsoever to the

Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of shares of the Acquiring Fund, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the NAV of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Target Fund and the Acquiring Fund shall make any filings with the state of Maryland that are required under the laws of the state of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its stockholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Stockholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Stockholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Stockholders and (ii) the Target Fund will, unless otherwise directed by its Board of Directors, commence the winding up of its affairs and take steps toward its dissolution at such time as the distribution of Acquiring Fund Shares is made to Target Fund Stockholders and there are no outstanding shares of stock of the Target Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund transferred to the Acquiring Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING FUND; ACTION BY THE TARGET FUND. The Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Target Fund shall take all actions expressed herein as being the obligations of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Acquiring Fund Shares of an aggregate NAV equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be delivered by the Acquiring Fund in exchange for such Assets of the Target Fund. The NAV per share of the Acquiring Fund Shares and of the Target Fund shares shall be the NAV per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [•], 2015, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. Eastern Time on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer that shall include certain statements to be agreed upon by the Acquiring Fund, the Target Fund and the Target Fund Custodian regarding the (a) delivery of the Assets in proper form to the Acquiring Fund on the Closing Date; and (b) payment or provision for payment of all necessary taxes including all applicable federal and state stock transfer stamps, if any, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument, electronic document or other format that is reasonably satisfactory to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) shall be presented by the Target Fund Custodian to the Acquiring Fund Custodian for examination no later than five (5) business days preceding the Closing Date (or such other date as the parties may agree) and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (i) (a) the primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, or (ii) the transfer of the Assets of the Target Fund is restricted, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting or transferability is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent (the “Target Fund Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Stockholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Stockholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Stockholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The registration statement on Form N-14 of the Acquiring Fund and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such registration statement may be amended or supplemented subsequent to the effective date of the registration statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target

Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s stockholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of Maryland law, or any provision of the Target Fund’s articles of amendment and restatement (the “Target Fund Charter”) or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other similar commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Stated Liabilities.

(g) To the Target Fund’s knowledge, there is no litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body that are pending or threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of October 31, 2014 for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied (“GAAP”) and have been audited by Ernst & Young LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six months ended [•] have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund, whether actual or contingent and whether or not determined or determinable as of such date, that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of October 31, 2014, other than those otherwise disclosed to the Acquiring Fund or occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business or as otherwise disclosed to the Acquiring Fund). For the purposes of this paragraph 4.1(i), a decline in the NAV of the Target Fund due to declines in the value of the Target Fund’s Assets, a decline in the market price of Target Fund shares or the discharge of the Target Fund’s liabilities shall not constitute a material adverse change.

(j) Since October 31, 2014, there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than pursuant to the Target Fund’s dividend reinvestment plan; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Fund is authorized to issue 1 billion shares of common stock, par value $0.001 per share. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or objecting stockholder rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) The Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Board of Directors of the Target Fund.  This Agreement constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

(q) Except for the Registration Statement or the approval of this Agreement by the stockholders of the Target Fund, as applicable, no consent, approval, authorization, or order of any court, governmental authority or stockholder is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required by the Commission or under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities laws.  No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except as may be required by the Target Fund’s listing exchange.

(r) The officers of the Target Fund may call a special meeting of stockholders of the Target Fund as of the Stockholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and complies with all applicable laws and regulations.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund based on information provided in writing by the Acquiring Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund based on information provided in writing by the Acquiring Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s stockholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund will not result in the violation of Maryland state law or any provision of the Acquiring Fund’s articles of amendment and restatement (the “Acquiring Fund Charter”) or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound.

(f) To the Acquiring Fund’s knowledge, there is no litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of October 31, 2014 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Ernst & Young LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended [•] have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable as of such date, that are required by GAAP, to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of October 31, 2014, other than those otherwise disclosed to the Acquiring Fund or occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business or as otherwise disclosed to the Acquiring Fund). For the purposes of this paragraph 4.2(h), a decline in the NAV of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, a decline in the market price of the Acquiring Fund shares or the discharge of Acquiring Fund’s liabilities shall not constitute a material adverse change.

(i) Since October 31, 2014, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than pursuant to the Acquiring Fund’s dividend reinvestment plan; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid.  To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Fund is authorized to issue 1 billion shares of common stock, par value $0.001 per share. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Board of Directors of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Stockholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(o) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

(p) Except for the Registration Statement or the approval of the issuance of the Acquiring Fund Shares by the stockholders of the Acquiring Fund, as applicable, no consent, approval, authorization, or order of any court, governmental authority, or stockholder is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required by the Commission or under the 1933 Act, the 1940 Act and state securities laws. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except as may be required by the Acquiring Fund’s listing exchange.

(q) The Acquiring Fund Shares are duly registered under the 1934 Act, and are or will be listed for trading on a national securities exchange.

(r) The officers of the Acquiring Fund may call a special meeting of stockholders of the Acquiring Fund as of the Stockholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and complies with all applicable laws and regulations.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 5.5, 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and any issuances of shares pursuant to a dividend reinvestment plan. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents, acting on behalf of the Acquiring Fund, all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Fund’s officers and agents, acting on behalf of the Target Fund, all books and records of the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION OR ASSIGNMENT. The Target Fund will terminate or assign all agreements to which the Target Fund is a party (other than this Agreement) as they relate to the Target Fund, effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to stockholders of the Target Fund.  The Registration Statement shall include a Combined Prospectus/Proxy Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the stockholders of the Target Fund contemplated by Section 4.1(r), at the time of the meeting of the stockholders of the Acquiring Fund contemplated by Section 4.2(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meetings of the stockholders of the Target Fund and the Acquiring Fund, as applicable, to consider the approval of this Agreement and the transactions contemplated herein if necessary. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

5.8 DECLARATION OF DIVIDENDS. Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the stockholders of the Target Fund sufficient amounts of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and sufficient amounts of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

5.9 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary, to enable Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.10 REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.11 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the NYSE and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.12 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of section 381 of the Code.

5.13 PROXY. Each of the Target Fund and the Acquiring Fund agrees to mail to its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement or other documents as are necessary, which each comply in all material respects with the applicable provisions of section 14(a) of the 1934 Act and section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.14 DEREGISTRATION OF TARGET FUND. The Target Fund undertakes that if the Reorganization is consummated, after completing any other necessary filings the Target Fund will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Fund has approved this Agreement with respect to the Target Fund, and such approval remains in full force and effect as of the Closing Date.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the stockholders of the Target Fund sufficient amounts of the Target Fund’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable period ending on the Closing Date and sufficient amounts of its net capital gains realized in the taxable period ending on the Closing Date (after reduction for any capital loss carryforward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

7.3 The Board of Directors of the Acquiring Fund has approved this Agreement with respect to the Acquiring Fund, and such approval remains in full force and effect as of the Closing Date.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.5 The Target Fund shall have taken all steps required to assign or terminate all agreements to which the Target Fund is a party (other than this Agreement) as they relate to the Target Fund and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund or the Acquiring Fund the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by (i) an affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter (if at least two-thirds of “continuing directors” of the Target Fund (as defined in the Target Fund Charter) have approved the reorganization, in addition to approval by the Board of Directors of the Target Fund) or the affirmative vote of stockholders entitled to cast at least 80% of all the votes entitled to be cast on the matter (if less than two-thirds of “continuing directors” of the Target Fund (as defined in the Target Fund Charter) have approved the reorganization, in addition to approval by the Board of Directors of the Target Fund); and (ii) an affirmative vote of a “majority of the outstanding voting securities” of the Target Fund.  A “majority of the outstanding voting securities” is defined as the vote of the lesser of (a) 67% or more of the shares of the Target Fund present or represented by proxy at the special meeting if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding shares of the Target Fund. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund.

8.2 The issuance of Acquiring Fund Shares shall have been approved by an affirmative vote of a majority of votes cast on the matter by stockholders of the Acquiring Fund. The amendments to certain investment policies and restrictions of the Acquiring Fund as described in the Combined Prospectus/Proxy Statement included in the

Registration Statement shall have been approved by an affirmative vote of a “majority of the outstanding voting securities” of the Acquiring Fund.  A “majority of the outstanding voting securities” is defined as the vote of the lesser of (a) 67% or more of the shares of the Acquiring Fund present or represented by proxy at the special meeting if the holders of more than 50% of the outstanding shares of the Acquiring Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding shares of the Acquiring Fund. Evidence of such approval shall have been delivered to the Target Fund in such form as shall be reasonably acceptable to the Target Fund.

8.3 The Commission shall not have issued an unfavorable report under section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under section 25(c) of the 1940 Act.

8.4 All third party consents and all consents, authorizations, orders and permits of federal, state and local regulatory authorities and securities exchanges (including those of the Commission, the NYSE and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund or the Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.7 No action shall have been commenced or threatened by the Commission, any securities exchange on which shares of the Acquiring Fund or the Target Fund are listed, or any stockholder of the Acquiring Fund or the Target Fund seeking to prevent or materially alter the transactions contemplated by this Agreement.

8.8 The Acquiring Fund and the Target Fund each shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Stockholders and then the complete dissolution of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(b) under section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c) under section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Stockholders in exchange for such stockholders’ shares of the Target Fund in liquidation of the Target Fund; except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) under section 354 of the Code, no gain or loss will be recognized by the Target Fund Stockholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Acquiring Fund Shares);

(e) under section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such stockholder (reduced by the amount of any tax basis allocable to a fractional Acquiring Fund Share for which cash is received);

(f) under section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Stockholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such stockholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) under section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) under section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund; except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Paragraph 8.8.

The tax opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund or as to the effect of cash received by a Target Fund stockholder in lieu of a fractional share.

ARTICLE IX

EXPENSES

9.1 The Target Fund and the Acquiring Fund (for purposes of this Article IX only, each a “Fund” and together the “Funds”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board of Directors, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain matters, the preparation of this Agreement and the Registration Statement, fees of the Commission, the NYSE, the State of Maryland and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the

Combined Prospectus/Proxy Statement included in the Registration Statement and any other proxy materials to be used in connection with the meeting of stockholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless Ares Capital Management II LLC or one of its affiliates has agreed to bear all or a portion of the expenses of a particular Fund pursuant to a separate arrangement between Ares Capital Management II LLC or one of its affiliates and such Fund.  Neither the Funds nor Ares Capital Management II LLC or their affiliates will pay any expenses of stockholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Target Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated at any time prior to the Closing Date by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Acquiring Fund or the Target Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors, or officers, as applicable, to the other party or its Board of Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the officers of the Target Fund as specifically authorized by the respective Board; provided, however, that, following any meeting of the stockholders of the Target Fund called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the Acquiring Fund Shares to be issued to the Target Fund Stockholders under this Agreement to the detriment of such Target Fund Stockholders without further approval by the stockholders of the Target Fund.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or e-mail or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067, Attention: Daniel J. Hall, Secretary, or to the Acquiring Fund, 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067, Attention: Daniel J. Hall, Secretary, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Ares Multi-Strategy Credit Fund, Inc.

By:
Name:
Title:

Ares Dynamic Credit Allocation Fund, Inc.

By:
Name:
Title:

APPENDIX B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pro Forma Condensed Combined Schedule of Investments for Ares Dynamic Credit Allocation Fund, Inc. (“ARDC”) and Ares Multi-Strategy Credit Fund, Inc (“ARMF”)

As of October 31, 2014 (Unaudited)

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

Floating Rate Notes 45.5%(b)
Aerospace & Defense 1.4%
DAE Aviation Holdings, Inc., Initial Loan 2nd Lien, 7.75%, 08/05/2019	$2,687,500	$1,175,000	$3,862,500	$2,677,423	$1,170,594	$3,848,017
DAE Aviation Holdings, Inc., Tranche B-1 Loan (2018), 5.00%, 11/02/2018	249,204	207,670	456,874	248,815	207,345	456,160
Doncasters U.S., LLC, 2nd Lien Term Loan, 9.50%, 10/09/2020	1,241,379	689,655	1,931,034	1,233,620	685,345	1,918,965
				4,159,858	2,063,284	6,223,142
Automobile 0.8%
TI Group Automotive Systems, LLC, Additional Term Loan, 4.25%, 07/02/2021	3,500,000	—	3,500,000	3,465,000	—	3,465,000

Banking, Finance & Insurance 0.9%
Asurion, LLC, 2nd Lien Term Loan, L+7.50%, 03/03/2021(c)	2,500,000	1,250,000	3,750,000	2,538,125	1,269,063	3,807,188

Beverage, Food & Tobacco 1.1%
Charger OpCo B.V., EUR Term Loan B, (Netherlands),L+3.50%, 06/30/2021(c)	€1,500,000	€750,000	€2,250,000	1,858,323	929,161	2,787,484
Charger OpCo B.V., US Term Loan B, (Netherlands),L+3.50%, 07/23/2021(c)	$1,500,000	$600,000	$2,100,000	1,485,000	594,000	2,079,000
				3,343,323	1,523,161	4,866,484
Broadcasting & Entertainment 1.6%
Clear Channel Communications, Inc., Tranche E Term Loan,L+7.50%, 07/30/2019(c)	2,500,000	1,000,000	3,500,000	2,400,775	960,310	3,361,085
TWCC Holding Corporation, Term Loan 2nd Lien, 7.00%, 06/26/2020	2,500,000	1,250,000	3,750,000	2,448,950	1,224,475	3,673,425
				4,849,725	2,184,785	7,034,510
Business Equipment & Services 1.6%
Twelve Beeches Sarl, Facility B, (Luxembourg), 5.50%, 08/02/2019	£750,000	£—	£750,000	1,192,510	—	1,192,510
Twelve Beeches Sarl, Facility C, (Luxembourg), 5.50%, 08/02/2019	2,500,000	1,250,000	3,750,000	3,976,272	1,988,136	5,964,408
				5,168,782	1,988,136	7,156,918
Cable & Satellite TV 2.8%
Altice Financing S.A., Term Loan, (Luxembourg), 5.50%, 07/02/2019	$3,473,750	$1,488,750	$4,962,500	3,491,119	1,496,194	4,987,313
Promotora de Informaciones, S.A., Tranche 2 (Spain), L+2.60%, 12/10/2018(c)	€3,250,000	€1,250,000	€4,500,000	3,616,779	1,391,069	5,007,848
Virgin Media SFA Finance, Ltd., Facility E, (Great Britain), 4.25%, 06/30/2023	£1,575,000	£—	£1,575,000	2,498,076	—	2,498,076
				9,605,974	2,887,263	12,493,237

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

Chemicals, Plastics & Rubber 2.0%
Colouroz Investment 1, GmbH, Initial Term Loan C, (Denmark), L+3.75%,09/03/2021(c)	$499,908	$51,949	$551,857	488,035	50,715	538,750
Colouroz Investment 2, LLC, Initial Term B-2 Loan, 4.75%, 09/03/2021	3,024,033	314,250	3,338,283	2,952,212	306,787	3,258,999
Colouroz Investment 2, LLC, Initial Term B-2 Loan 2nd Lien, 8.25%, 05/02/2021	1,500,000	937,500	2,437,500	1,425,000	890,625	2,315,625
Flint Group GmbH, Initial Euro Term Loan 2nd Lien (Denmark), 8.25%, 05/02/2021	€784,306	€348,580	€1,132,886	941,400	418,400	1,359,800
Vertellus Specialties, Inc., Term Loan B, L+9.50%, 10/31/2019(c)	$1,000,000	$500,000	$1,500,000	965,000	482,500	1,447,500
				6,771,647	2,149,027	8,920,674
Consumer Products 1.2%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	2,902,500	1,451,250	4,353,750	2,655,788	1,327,894	3,983,682
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	869,565	500,000	1,369,565	765,217	440,000	1,205,217
				3,421,005	1,767,894	5,188,899
Diversified & Conglomerate Services 2.0%
Brickman Group, Ltd., LLC, Term Loan 2nd Lien, 7.50%, 12/17/2021	3,747,750	—	3,747,750	3,681,003	—	3,681,003
Language Line, LLC, Tranche B Term Loan, 6.25%, 06/20/2016	1,837,456	—	1,837,456	1,832,917	—	1,832,917
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	1,985,000	1,488,750	3,473,750	1,975,075	1,481,306	3,456,381
				7,488,995	1,481,306	8,970,301

Electronics 1.1%
Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.00%, 01/15/2021	3,366,000	—	3,366,000	3,358,191	—	3,358,191
Smart Technologies ULC, Term B Loan, (Canada), 10.50%, 01/31/2018	—	1,387,500	1,387,500	—	1,352,813	1,352,813
				3,358,191	1,352,813	4,711,004
Grocery 2.4%
Albertson’s, LLC, Term Loan B4, 4.50%, 08/25/2021	2,400,000	1,000,000	3,400,000	2,400,432	1,000,180	3,400,612
GOBP Holdings, Inc., Initial Term Loan, 5.75%, 10/21/2021	3,000,000	1,285,714	4,285,714	2,992,500	1,282,500	4,275,000
GOBP Holdings, Inc., Initial Term Loan, L+8.25%, 10/14/2022(c)	1,893,000	946,000	2,839,000	1,874,070	936,540	2,810,610
				7,267,002	3,219,220	10,486,222
Healthcare, Education & Childcare 1.6%
AI Garden B.V., Facility B1, (Netherlands), 4.20%, 02/13/2020	€2,500,000	€—	€2,500,000	3,131,874	—	3,131,874
BSN Medical Luxembourg Finance Holding Sarl, Term Loan (EUR), (Luxembourg), 4.25%, 08/28/2019	2,344,639	—	2,344,639	2,940,096	—	2,940,096
STHI Holding, Inc., Initial Term LoanTerm Loan, 4.50%, 08/06/2021	$714,286	$357,143	$1,071,429	709,821	354,911	1,064,732
				6,781,791	354,911	7,136,702
Hotels, Motels, Inns & Gaming 1.5%
Scientific Games International, Inc., Initial Term B-2 Loan, 6.00%, 10/01/2021	4,500,000	2,000,000	6,500,000	4,402,485	1,956,660	6,359,145

Leisure, Amusement & Entertainment 0.8%

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

Delta 2 (Lux) Sarl, Term Loan 2nd Lien, (Luxembourg), 7.75%, 08/08/2022	2,227,723	1,113,861	3,341,584	2,217,988	1,108,994	3,326,982

Manufacturing 1.7%
Alliance Laundry Systems, LLC, Initial Term Loan 2nd Lien, 9.50%, 12/10/2019	2,069,693	—	2,069,693	2,074,868	—	2,074,868
Husky Injection Molding Systems, Ltd., 2nd Lien Term Loan, (Canada), 7.25%, 06/30/2022	1,900,000	1,300,000	3,200,000	1,857,250	1,270,750	3,128,000
Husky Injection Molding Systems, Ltd., Initial Term Loan, (Canada), 4.25%, 06/30/2022	1,544,106	767,072	2,311,178	1,517,733	753,971	2,271,704
				5,449,851	2,024,721	7,474,572
Oil & Gas 4.0%
Chief Exploration & Development, LLC, 2nd Lien Term Loan, 7.50%, 05/16/2021	1,350,000	750,000	2,100,000	1,296,000	720,000	2,016,000
Energy & Exploration Partners, LLC, Initial Loan, 7.75%, 01/22/2019	4,423,503	2,211,752	6,635,255	4,014,329	2,007,165	6,021,494
Quicksilver Resources, Inc., Term Loan 2nd Lien, 7.00%, 06/21/2019	2,500,000	1,500,000	4,000,000	2,245,825	1,347,495	3,593,320
Templar Energy, LLC, Incremental Term Loan 2nd Lien, 8.50%, 11/25/2020	4,392,268	2,302,982	6,695,250	3,957,434	2,074,987	6,032,421
				11,513,588	6,149,647	17,663,235
Personal Transportation 1.4%
Air Medical Holdings, LLC, B-1 Term Loan, 5.00%, 06/30/2018	3,318,167	991,695	4,309,862	3,320,921	992,518	4,313,439
Air Medical Holdings, LLC, Term Loan, 7.63%, 05/31/2018(d)	2,000,000	—	2,000,000	1,975,000	—	1,975,000
				5,295,921	992,518	6,288,439
Personal, Food & Miscellaneous Services 0.6%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	989,950	2,474,874	3,464,824	754,837	1,887,092	2,641,929

Pipeline 1.7%
Atlas Energy, L.P., Loan, 6.50%, 07/31/2019	3,467,481	1,486,241	4,953,722	3,456,662	1,481,603	4,938,265
Crestwood Holdings, LLC, Tranche B-1 Term Loan, 7.00%, 06/19/2019	1,832,169	730,381	2,562,550	1,825,299	727,642	2,552,941
				5,281,961	2,209,245	7,491,206
Printing & Publishing 3.5%
Advanstar Communications, Inc., New 2nd Lien Term Loan, 9.50%, 06/06/2020	2,000,000	—	2,000,000	2,005,000	—	2,005,000
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	2,047,563	1,259,393	3,306,956	1,653,407	1,016,960	2,670,367
Dex Media West, LLC, Term Loan, 8.00%, 12/30/2016	2,467,286	1,277,393	3,744,679	2,204,520	1,141,351	3,345,871
F&W Media, Inc., Initial Term Loan, 7.75%, 06/30/2019	2,457,605	983,042	3,440,647	2,383,877	953,550	3,337,427
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	1,736,809	964,894	2,701,703	1,738,980	966,100	2,705,080
Tribune Publishing Company, Initial Term Loans, 5.75%, 08/04/2021	1,528,090	—	1,528,090	1,516,629	—	1,516,629
				11,502,413	4,077,961	15,580,374
Retail Stores 4.3%
Harbor Freight Tools USA, Inc., Initial Loans (TL), 4.75%, 07/26/2019	2,962,500	—	2,962,500	2,959,538	—	2,959,538

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

JC Penney Corporation, Inc., Term Loan, 6.00%, 05/22/2018	2,962,500	—	2,962,500	2,923,010	—	2,923,010
Neiman Marcus Group, Inc., Term Loan 1, 4.25%, 10/25/2020	4,950,094	—	4,950,094	4,882,030	—	4,882,030
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loan, 5.75%, 08/21/2020	2,000,000	2,170,000	4,170,000	2,010,000	2,180,850	4,190,850
Rite Aid Corporation, Tranche 2 Term Loan, 4.875%, 06/21/2021	4,075,000	—	4,075,000	4,064,812	—	4,064,812
				16,839,390	2,180,850	19,020,240
Service & Equipment 0.4%
Ship Luxco 3 Sarl, Facility B1A-II, (Luxembourg), 6.00%, 11/29/2019	£500,000	£500,000	£1,000,000	800,163	800,163	1,600,326

Technology 1.4%
Allflex Holdings III, Inc. (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	1,500,000	1,500,000	3,000,000	1,477,500	1,477,500	2,955,000
Ship Midco, Ltd., Facility C1 (GBP), (Great Britain), 5.75%, 11/29/2019	£1,000,000	£1,000,000	£2,000,000	1,596,425	1,596,425	3,192,850
				3,073,925	3,073,925	6,147,850
Telecommunications 1.4%
Eircom Finco Sarl, Facility B2 Loan, (Luxembourg), 4.59%, 09/30/2019	€3,815,000	€1,400,000	€5,215,000	4,543,289	1,667,262	6,210,551

Utilities 1.9%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), L+5.38%, 08/13/2018(c)(d)	372,877	174,037	546,914	98,989	46,202	145,191
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), L+5.38%, 08/13/2019(c)	5,649,915	2,636,027	8,285,942	5,696,978	2,657,985	8,354,963
				5,795,967	2,704,187	8,500,154
Waste Management 0.4%
Waste Industries USA, Inc., Term B Loan, 4.00%, 03/17/2017	1,965,000	—	1,965,000	1,950,263	—	1,950,263

Total Floating Rate Term Loans (Cost:$206,428,806)				147,641,459	53,074,088	200,715,547

Corporate Bonds 64.8%
Aerospace & Defense 0.5%
Spirit AeroSystems, Inc., 6.75%, 12/15/2020	2,197,000	—	2,197,000	2,328,820	—	2,328,820

Banking, Finance & Insurance 3.0%
Innovia Group Finance PLC, 144A, (Great Britain), 5.08%, 03/31/2020(f)	€3,093,000	€1,550,000	€4,643,000	3,816,634	1,912,636	5,729,270
TransUnion Holding Company, Inc., 9.63, 06/15/2018(d)	5,750,000	1,500,000	7,250,000	5,936,875	1,548,750	7,485,625
				9,753,509	3,461,386	13,214,895
Beverage, Food & Tobacco 1.9%
Premier Foods Finance PLC, 144A, (Great Britain), 5.56%, 03/16/2020(f)	£2,965,000	£1,485,000	£4,450,000	4,257,544	2,132,361	6,389,905
Premier Foods Finance PLC, 144A, (Great Britain), 6.50%, 03/15/2021	977,000	317,000	1,294,000	1,404,688	455,769	1,860,457
				5,662,232	2,588,130	8,250,362
Broadcasting & Entertainment 2.3%

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

Belo Corporation, 7.25%, 09/15/2027	2,000,000	—	2,000,000	2,147,500	—	2,147,500
LIN Television Corporation, 6.38%, 01/15/2021	895,000	—	895,000	908,425	—	908,425
LIN Television Corporation, 8.38%, 04/15/2018	4,338,000	2,312,000	6,650,000	4,516,942	2,407,370	6,924,312
				7,572,867	2,407,370	9,980,237
Buildings & Real Estate 2.2%
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 5.08%, 10/15/2020(f)	€3,275,000	€1,250,000	€4,525,000	4,110,957	1,569,068	5,680,025
Interline Brands, Inc., 10.00%, 11/15/2018(d)	$2,521,000	$1,313,000	$3,834,000	2,628,142	1,368,802	3,996,944
				6,739,099	2,937,870	9,676,969
Business Equipment & Services 2.1%
TMF Group Holding B.V., 144A, (Netherlands), 5.54%, 12/01/2018(f)	€2,625,000	€875,000	€3,500,000	3,272,355	1,090,785	4,363,140
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	2,250,000	1,500,000	3,750,000	2,861,531	1,907,687	4,769,218
				6,133,886	2,998,472	9,132,358
Cable & Satellite TV 5.2%
AMC Networks, Inc., 7.75%, 07/15/2021	2,500,000	1,000,000	3,500,000	2,725,000	1,090,000	3,815,000
CCO Holdings, LLC, 7.00%, 01/15/2019	2,750,000	—	2,750,000	2,866,875	—	2,866,875
Intelsat Jackson Holdings SA, (Luxembourg), 8.50%, 11/01/2019	2,250,000	1,250,000	3,500,000	2,345,625	1,303,125	3,648,750
Unitymedia KabelBW GmbH, 144A, (Denmark), 9.63%, 12/01/2019	4,000,000	1,500,000	5,500,000	5,261,549	1,973,081	7,234,630
Videotron, Ltd., (Canada), 9.13%, 04/15/2018	420,000	—	420,000	433,650	—	433,650
Ziggo Bond Co. B.V., 144A, (Netherlands), 8.00%, 05/15/2018	2,700,000	900,000	3,600,000	3,661,475	1,220,491	4,881,966
				17,294,174	5,586,697	22,880,871
Cargo Transportation 0.6%
Overseas Shipholding Group, Inc., 8.13%, 03/30/2018	2,500,000	—	2,500,000	2,518,750	—	2,518,750

Chemicals, Plastics & Rubber 1.3%
Huntsman International, LLC, 8.63%, 03/15/2020	2,500,000	1,000,000	3,500,000	2,681,900	1,072,760	3,754,660
Vertellus Specialties, Inc., 144A, 9.38%, 10/01/2015	1,355,000	817,000	2,172,000	1,358,388	819,043	2,177,431
				4,040,288	1,891,803	5,932,091
Consumer Products 2.5%
Elizabeth Arden, Inc., 7.38%, 03/15/2021	4,000,000	1,750,000	5,750,000	3,630,000	1,588,125	5,218,125
NBTY, Inc., 9.00%, 10/01/2018	4,000,000	1,500,000	5,500,000	4,155,000	1,558,125	5,713,125
				7,785,000	3,146,250	10,931,250
Containers, Packaging & Glass 2.4%
Berry Plastics Corporation, 9.75%, 01/15/2021	3,375,000	1,125,000	4,500,000	3,767,344	1,255,781	5,023,125
Reynolds Group Issuer, Inc., 9.00%, 04/15/2019	2,900,000	1,000,000	3,900,000	3,030,500	1,045,000	4,075,500
Reynolds Group Issuer, Inc., 9.88, 08/15/2019	1,500,000	—	1,500,000	1,629,375	—	1,629,375
				8,427,219	2,300,781	10,728,000
Diversified & Conglomerate Services 3.6%
Abengoa Finance SAU, 144A, (Spain), 8.88%, 11/01/2017	2,500,000	—	2,500,000	2,728,125	—	2,728,125

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

Affinion Investments, LLC, 144A, 13.50%, 08/15/2018	4,060,000	1,275,000	5,335,000	3,410,400	1,071,000	4,481,400
Syncreon Group B.V., 144A, (Netherlands), 8.63%, 11/01/2021	3,000,000	750,000	3,750,000	2,932,500	733,125	3,665,625
United Rentals North America, Inc., 8.38%, 09/15/2020	3,300,000	1,300,000	4,600,000	3,572,250	1,407,250	4,979,500
				12,643,275	3,211,375	15,854,650
Electronics 2.3%
NeuStar, Inc., 4.50%, 01/15/2023	—	1,500,000	1,500,000	—	1,297,500	1,297,500
Syniverse Holdings, Inc., 9.13%, 01/15/2019	6,500,000	2,129,000	8,629,000	6,825,000	2,235,450	9,060,450
				6,825,000	3,532,950	10,357,950
Furnishings, Housewares Durable Consumables 1.1%
Masonite International Corporation, 144A, (Canada), 8.25%, 04/15/2021	3,500,000	1,250,000	4,750,000	3,745,000	1,337,500	5,082,500

Healthcare, Education & Childcare 2.6%
ConvaTec Finance International S.A., 144A, (Luxembourg), 8.25%, 01/15/2019(d)	2,240,000	1,120,000	3,360,000	2,287,880	1,143,940	3,431,820
IASIS Healthcare, LLC, 8.38%, 05/15/2019	2,000,000	—	2,000,000	2,110,000	—	2,110,000
Jaguar Holding Company I, 144A, 9.38%, 10/15/2017(d)	4,000,000	1,500,000	5,500,000	4,095,000	1,535,625	5,630,625
Lantheus Medical Imaging, Inc., 9.75%, 05/15/2017	182,000	90,000	272,000	171,535	84,825	256,360
				8,664,415	2,764,390	11,428,805
Hotels, Motels, Inns & Gaming 9.6%
Boyd Gaming Corporation, 9.13%, 12/01/2018	1,100,000	500,000	1,600,000	1,152,250	523,750	1,676,000
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	3,000,000	1,250,000	4,250,000	4,988,879	2,078,700	7,067,579
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	556,200	495,900	1,052,100	927,606	827,040	1,754,646
Marina District Finance Company, Inc., 9.88%, 08/15/2018	4,943,000	2,000,000	6,943,000	5,202,507	2,105,000	7,307,507
Mohegan Tribal Gaming Authority, 144A, 11.00%, 09/15/2018	—	2,000,000	2,000,000	—	1,980,000	1,980,000
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	4,000,000	2,000,000	6,000,000	4,220,000	2,110,000	6,330,000
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	3,000,000	1,250,000	4,250,000	3,187,500	1,328,125	4,515,625
Seneca Gaming Corporation, 144A, 8.25%, 12/01/2018	3,750,000	1,250,000	5,000,000	3,918,750	1,306,250	5,225,000
SNAI S.p.A., 144A, (Italy), 7.63%, 06/15/2018	2,360,000	1,118,000	3,478,000	2,922,419	1,384,434	4,306,853
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	1,000,000	750,000	1,750,000	1,259,039	944,279	2,203,318
				27,778,950	14,587,578	42,366,528
Mining, Steel, Non-Precious Metals 1.1%
CONSOL Energy, Inc., 8.25%, 04/01/2020	1,500,000	—	1,500,000	1,582,500	—	1,582,500
Peabody Energy Corporation, 6.50%, 09/15/2020	2,250,000	1,250,000	3,500,000	2,143,125	1,190,625	3,333,750
				3,725,625	1,190,625	4,916,250
Oil & Gas 6.4%
EP Energy, LLC, 9.38, 05/01/2020	3,000,000	1,250,000	4,250,000	3,277,500	1,365,625	4,643,125
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	5,581,000	1,687,000	7,268,000	5,804,240	1,754,480	7,558,720

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

Halcon Resources Corporation, 8.88%, 05/15/2021	3,000,000	1,000,000	4,000,000	2,460,000	820,000	3,280,000
Halcon Resources Corporation, 9.25%, 02/15/2022	—	1,000,000	1,000,000	—	812,500	812,500
Halcon Resources Corporation, 9.75%, 07/15/2020	1,438,000	217,000	1,655,000	1,199,831	181,059	1,380,890
Laredo Petroleum, Inc., 9.50%, 02/15/2019	3,500,000	1,500,000	5,000,000	3,692,500	1,582,500	5,275,000
Midstates Petroleum Company, Inc., 9.25%, 06/01/2021	3,500,000	—	3,500,000	2,975,000	—	2,975,000
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020	500,000	1,500,000	2,000,000	445,000	1,335,000	1,780,000
Quicksilver Resources, Inc., 11.00%, 07/01/2021	1,000,000	—	1,000,000	510,000	—	510,000
				20,364,071	7,851,164	28,215,235
Packaging 4.2%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	4,630,000	1,634,000	6,264,000	4,930,950	1,740,210	6,671,160
GCL Holdings S.C.A., 144A, (Luxembourg), 9.38%, 04/15/2018	4,000,000	1,500,000	5,500,000	5,224,969	1,959,363	7,184,332
Guala Closures S.p.A., 144A, (Italy), 5.57%, 11/15/2019(f)	545,000	150,000	695,000	681,084	187,455	868,539
Packaging Dynamics Corporation, 144A, 8.75%, 02/01/2016	1,600,000	2,000,000	3,600,000	1,612,000	2,015,000	3,627,000
				12,449,003	5,902,028	18,351,031
Personal Transportation 0.5%
Air Medical Group Holdings, Inc., 9.25%, 11/01/2018	705,000	1,600,000	2,305,000	736,725	1,672,000	2,408,725

Personal, Food & Miscellaneous Services 1.3%
Pantry, Inc., 8.38%, 08/01/2020	4,055,000	1,442,000	5,497,000	4,257,750	1,514,100	5,771,850

Pipeline 0.7%
Atlas Pipeline Partners, L.P., 5.88%, 08/01/2023	298,000	119,000	417,000	309,175	123,463	432,638
Crestwood Midstream Partners, L.P., 7.75%, 04/01/2019	500,000	250,000	750,000	525,625	262,812	788,437
Kinder Morgan, Inc., 144A, 5.63%, 11/15/2023	1,176,000	470,000	1,646,000	1,293,600	517,000	1,810,600
				2,128,400	903,275	3,031,675
Retail Stores 0.3%
Hema Bondco I B.V., 144A, (Netherlands), 6.25%, 06/15/2019	815,000	445,000	1,260,000	898,983	490,856	1,389,839

Service & Equipment 2.3%
Ceridian, LLC, 144A, 8.13%, 11/15/2017	3,000,000	—	3,000,000	3,000,000	—	3,000,000
First Data Corporation, 144A, 8.75%, 01/15/2022(d)	2,500,000	1,000,000	3,500,000	2,731,250	1,092,500	3,823,750
First Data Corporation, 144A, 8.88%, 08/15/2020	2,223,000	750,000	2,973,000	2,406,397	811,875	3,218,272
				8,137,647	1,904,375	10,042,022
Technology 1.5%
Epicor Software Corporation, 8.63%, 05/01/2019	4,215,000	2,000,000	6,215,000	4,483,706	2,127,500	6,611,206

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

Telecommunications 2.1%
Digicel, Ltd., 144A, (Bermuda), 8.25%, 09/01/2017	4,000,000	750,000	4,750,000	4,095,000	767,813	4,862,813
Level 3 Financing, Inc., 9.38%, 04/01/2019	2,000,000	—	2,000,000	2,137,500	—	2,137,500
Wind Acquisition Finance S.A., 144A, (Luxembourg), 5.34%, 04/30/2019(f)	750,000	—	750,000	941,911	—	941,911
Windstream Corporation, 7.75%, 10/15/2020	1,000,000	—	1,000,000	1,065,000	—	1,065,000
				8,239,411	767,813	9,007,224
Utilities 1.2%
NRG Energy, Inc., 8.25%, 09/01/2020	3,500,000	1,500,000	5,000,000	3,784,375	1,621,875	5,406,250

Total Corporate Bonds (Cost:$298,437,712)				207,118,180	78,698,163	285,816,343

Collateralized Loan Obligations/Collateralized Debt Obligations 24.2%
Banking, Finance & Insurance 2.1%
Northwoods Capital X, Ltd., 144A, (Cayman Islands), 4.84%, 11/04/2025(f)	—	2,000,000	2,000,000	—	1,732,274	1,732,274
Northwoods Capital XI Ltd., 144A, (Cayman Islands), 3.68%, 04/15/2025(f)	2,500,000	—	2,500,000	2,301,295	—	2,301,295
West CLO 2013-1, Ltd., 144A, (Cayman Islands),11/07/2025	—	500,000	500,000	—	410,345	410,345
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.89%, 11/07/2025(f)	3,000,000	—	3,000,000	2,810,421	—	2,810,421
WhiteHorse VII, Ltd., 144A, (Cayman Islands), 3.93%, 11/24/2025(f)	2,000,000	—	2,000,000	1,905,956	—	1,905,956
				7,017,672	2,142,619	9,160,291
Structured Finance Obligations 22.1%
AMMC CLO XIII, Ltd., 144A, (Cayman Islands), 5.03%, 01/26/2026(f)	—	2,000,000	2,000,000	—	1,771,774	1,771,774
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 3.90%, 07/27/2026(f)	2,000,000	—	2,000,000	1,862,058	—	1,862,058
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 5.15%, 07/27/2026(f)	—	1,000,000	1,000,000	—	876,516	876,516
Apidos CLO XII, 144A, (Cayman Islands), 3.28%, 04/15/2025(f)	4,000,000	—	4,000,000	3,718,068	—	3,718,068
Apidos CLO XIV, 144A, (Cayman Islands), 3.73%, 04/15/2025(f)	4,000,000	—	4,000,000	3,764,208	—	3,764,208
Apidos CLO XV, 144A, (Cayman Islands), 3.48%, 10/20/2025(f)	3,000,000	—	3,000,000	2,812,839	—	2,812,839
Apidos CLO XVI, 144A, (Cayman Islands), 4.73%, 01/19/2025(f)	—	2,000,000	2,000,000	—	1,727,102	1,727,102
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 3.68%, 02/17/2026(f)	—	1,000,000	1,000,000	—	910,993	910,993
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 4.93%, 02/17/2026(f)	—	2,000,000	2,000,000	—	1,711,654	1,711,654
Atrium IX, 144A, (Cayman Islands), 3.74%, 02/28/2024(f)	2,500,000	—	2,500,000	2,383,322	—	2,383,322
Babson CLO, Inc., 2007-I, 144A, (Cayman Islands), 01/18/2021	—	1,000,000	1,000,000	—	728,987	728,987
Babson CLO, Ltd., 2013-II, 144A, (Cayman Islands), 4.73%, 01/18/2025(f)	—	2,000,000	2,000,000	—	1,762,802	1,762,802
Cent CLO XVII, 144A, (Cayman Islands), 3.73%, 01/30/2025(f)	4,000,000	—	4,000,000	3,791,880	—	3,791,880
Cent CLO XVIII, Ltd., 144A, (Cayman Islands), 4.83%, 07/23/2025(f)	—	3,000,000	3,000,000	—	2,621,382	2,621,382

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

Cent CLO XXI, Ltd., 144A, (Cayman Islands), 3.73%, 07/27/2026(f)	2,000,000	1,000,000	3,000,000	1,852,114	926,057	2,778,171
Dryden Senior Loan Fund XXX, Ltd., 144A, (Cayman Islands), 3.43%, 11/15/2025(f)	1,000,000	—	1,000,000	926,255	—	926,255
Finn Square CLO, Ltd., 144A, (Cayman Islands), 3.84%, 12/24/2023(f)	4,500,000	—	4,500,000	4,295,925	—	4,295,925
Flatiron CLO 2013-1, Ltd., 144A, (Cayman Islands), 5.13%, 01/17/2026(f)	—	1,750,000	1,750,000	—	1,565,233	1,565,233
Galaxy XV CLO, Ltd., 144A, (Cayman Islands), 3.63%, 04/15/2025(f)	4,000,000	—	4,000,000	3,725,768	—	3,725,768
Galaxy XVI CLO, Ltd., 144A, (Cayman Islands), 3.58%, 11/16/2025(f)	2,000,000	—	2,000,000	1,879,350	—	1,879,350
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 4.06%, 04/15/2025(f)	4,000,000	—	4,000,000	3,833,360	—	3,833,360
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.73%, 04/15/2025(f)	4,000,000	—	4,000,000	3,704,348	—	3,704,348
ING IM CLO 2011-1, Ltd., 144A, (Cayman Islands), 3.53%, 06/22/2021(f)	1,500,000	—	1,500,000	1,450,649	—	1,450,649
ING IM CLO 2012-1, Ltd., 144A, (Cayman Islands), 5.43%, 03/14/2022(f)	—	2,000,000	2,000,000	—	1,967,326	1,967,326
ING IM CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.73%, 04/15/2024(f)	3,000,000	—	3,000,000	2,793,714	—	2,793,714
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 3.73%, 07/15/2026(f)	3,000,000	—	3,000,000	2,764,581	—	2,764,581
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 5.23%, 07/15/2026(f)	—	2,000,000	2,000,000	—	1,736,350	1,736,350
LCM XIII, L.P., 144A, (Cayman Islands), 01/19/2023	—	875,000	875,000	—	654,540	654,540
Madison Park Funding IV, Ltd., (Cayman Islands), 03/22/2021	—	700,000	700,000	—	1,070,533	1,070,533
Mountain Hawk I CLO, Ltd., 144A, (Cayman Islands), 3.33%, 01/20/2024(f)	3,000,000	—	3,000,000	2,747,868	—	2,747,868
Mountain Hawk III CLO, Ltd., 144A, (Cayman Islands), 5.08%, 04/18/2025(f)	—	2,000,000	2,000,000	—	1,763,032	1,763,032
Nautique Funding, Ltd., 144A, (Cayman Islands), 04/15/2020	—	1,300,000	1,300,000	—	759,328	759,328
Oak Hill Credit Partners X, Ltd., 144A, (Cayman Islands), 3.65%, 07/20/2026(f)	3,000,000	—	3,000,000	2,798,244	—	2,798,244
Octagon Investment Partners XVIII, Ltd., 144A, (Cayman Islands), 5.48%, 12/16/2024(f)	—	2,000,000	2,000,000	—	1,820,340	1,820,340
OHA Credit Partners VI, Ltd., 144A, (Cayman Islands), 4.53%, 05/15/2023(f)	—	750,000	750,000	—	663,824	663,824
OHA Credit Partners VIII, Ltd., 144A, (Cayman Islands), 3.73%, 04/20/2025(f)	4,000,000	—	4,000,000	3,790,436	—	3,790,436
OHA Loan Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.83%, 07/23/2025(f)	4,000,000	—	4,000,000	3,769,196	—	3,769,196
OZLM Funding III, Ltd., 144A, (Cayman Islands), 4.13%, 01/22/2025(f)	2,000,000	—	2,000,000	1,921,020	—	1,921,020
OZLM Funding IV, Ltd., 144A, (Cayman Islands), 3.43%, 07/22/2025(f)	2,500,000	—	2,500,000	2,292,777	—	2,292,777
OZLM Funding V, Ltd., 144A, (Cayman Islands), 4.98%, 01/17/2026(f)	—	2,000,000	2,000,000	—	1,735,396	1,735,396
Steele Creek CLO 2014-1, Ltd., 144A, (Cayman Islands), 3.63%, 08/21/2026(f)	2,450,000	—	2,450,000	2,213,139	—	2,213,139
Symphony CLO IV, Ltd., (Cayman Islands), 07/18/2021	—	500,000	500,000	—	425,077	425,077
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 3.78%, 06/10/2025(f)	4,000,000	—	4,000,000	3,740,368	—	3,740,368
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 5.53%, 06/10/2025(f)	—	1,500,000	1,500,000	—	1,366,500	1,366,500

Securities	ARDC Par	ARMF Par	Pro Forma COMBINED (ARDC as Surviving Fund) Total Par	ARDC Value(a)	ARMF Value(a)	Pro Forma COMBINED Fund Value(a) (ARDC as Surviving Fund)

				68,831,487	28,564,746	97,396,233
Total Collateralized Loan Obligations/Collateralized Debt Obligations (Cost:$108,748,332)				75,849,159	30,707,365	106,556,524
Total Investements - 134.5% (Cost: $613,614,850)				430,608,798	162,479,616	593,088,414
Liabilities in Excess of Other Assets - (34.5%)				(109,240,912)	(42,936,977)	(152,177,889)
Net Assets - 100.0%				321,367,886	119,542,639	440,910,525

(a)         Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)         Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the “all-in” rate at period end.

(c)          This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)         Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(e)          Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(f)           Variable rate coupon, rate shown as of October 31, 2014.

Pro Forma Condensed Combined Statement of Assets and Liabilities for Ares Dynamic Credit Allocation Fund, Inc. (“ARDC”), and Ares Multi-Strategy Credit Fund, Inc. (“ARMF”)

As of October 31, 2014 (Unaudited)

	ARDC	ARMF	Adjustments		Pro Forma COMBINED Fund (ARDC as Surviving Fund)
Assets:
Investments, at value (1)	$430,608,798	$162,479,616	$—		$593,088,414
Cash	14,830,110	3,900,369	—		18,730,479
Cash denominated in foreign currency, at value (2)	10,568,624	4,848,528	—		15,417,152
Receivable for securities sold	15,970,805	8,621,464	—		24,592,269
Interest and principal receivable	5,812,002	2,321,966	—		8,133,968
Deferred debt issuance cost	185,314	148,632	—		333,946
Prepaid expenses	2,426	8,418	—		10,844
Total assets	$477,978,079	$182,328,993	$—		$660,307,072

Liabilities:
Line of credit outstanding	$134,005,755	$54,414,368	$—		$188,420,123
Payable for securities purchased	21,927,430	7,985,391	—		29,912,821
Payable for investment advisory fees	386,123	146,000	—		532,123
Payable for interest expense	58,057	36,822	—		94,879
Payable for administration, custodian and transfer agent fees	47,975	20,743	—		68,718
Payable for investor support fees	38,612	17,425	—		56,037
Payable for commitment fee	5,553	1,373	—		6,926
Income dividends payable	—	—	259,480	(6)	259,480
Reorganization expenses payable	—	—	815,000	(7)	815,000
Accrued expenses and other payables	140,688	164,232	—		304,920
Total liabilities	156,610,193	62,786,354	1,074,480		220,471,027
Net assets	$321,367,886	$119,542,639	$(1,074,480)		$439,836,045

Net assets consist of:
Paid-in capital (3) (4) (5)	$327,040,118	$123,963,326	$(815,000	)(7)	$450,188,444
Accumulated net realized gain on investments and foreign currency	3,130,267	259,480	(259,480	)(6)	3,130,267
Net unrealized appreciation/(depreciation) on investments and foreign currency	(8,802,499)	(4,680,167)	—		(13,482,666)
Net assets	$321,367,886	$119,542,639	$(1,074,480)		$439,836,045

Net asset value per share	$18.72	$22.97			$18.70

(1) Investments at cost	$444,028,910	$169,585,940	$—		$613,614,850

(2) Foreign currency at cost	$10,647,831	$4,868,601	$—		$15,516,432

(3) Par value	$0.001	$0.001			$0.001

(4) Shares outstanding	17,166,012	5,204,200	1,153,659	(8)	23,523,871

(5) Shares authorized	1 billion	1 billion			1 billion

(6)         Reflects the distribution of undistributed net realized gains of $259,480 for ARMF.

(7)         Reflects the charge for estimated reorganization expenses of $407,500 for each fund.

(8)         Reflects the capitalization adjustment giving the effect of the transfer of shares of ARDC, which ARMF stockholders will receive as if the Reorganization took place on October 31, 2014.  The foregoing should not be relied upon to reflect the number of shares of ARDC that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for Ares Dynamic Credit Allocation Fund, Inc. (“ARDC”) and Ares Multi-Strategy Credit Fund, Inc. (“ARMF”)
For the Twelve Months Ended October 31, 2014 (Unaudited)

	ARDC	ARMF	Adjustments		Pro Forma COMBINED Fund(1) (ARDC as Surviving Fund)
Investment income:
Interest	$30,015,309	$11,473,664	$—		$41,488,973
Expenses:
Investment advisory fees	$4,705,479	$1,695,230	$56,429	(2)	$6,457,138
Interest expense	1,862,987	600,821	(403,981	)(3)	2,059,827
Investor support fees	478,351	203,332	(35,969	)(4)	645,714
Administration, custodian and transfer agent fees	378,029	153,253	(66,497	)(5)	464,785
Insurance expense	268,768	116,536	—		385,304
Legal fees	292,455	255,000	(169,955	)(5)	377,500
Amortization of debt issuance cost	186,340	79,912	—		266,252
Audit fees	97,000	103,700	(85,700	)(5)	115,000
Directors fees	80,000	80,000	—		160,000
Printing expense	63,000	61,500	(55,000	)(5)	69,500
Commitment fee expense	20,630	17,222	—		37,852
Advisor Reimbursement	—	—	1,032,234	(6)	1,032,234
Other expenses	191,291	83,048	(49,031	)(5)	225,308
Total expenses	$8,624,330	$3,449,554	$222,530		$12,296,414
Net investment income	$21,390,979	$8,024,110	$(222,530)		$29,192,559
Net realized and change in unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	2,170,503	1,175,594	—		3,346,097
Net realized loss on foreign currency	(621,574)	(972,439)	—		(1,594,013)
Net change in unrealized appreciation/(depreciation) on investments	(18,243,125)	(6,923,789)	—		(25,166,914)
Net change in unrealized appreciation/(depreciation) on foreign currency	7,246,103	2,426,158	—		9,672,261
Net realized and change in unrealized loss on investments and foreign currency	(9,448,093)	(4,294,476)	—		(13,742,569)
Total increase in net assets resulting from operations	$11,942,886	$3,729,634	$(222,530)		$15,449,990

(1) This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $407,500 for each Fund.

(2) For purposes of the Pro Forma Combined Fund, asset based expenses are recalculated assuming constant leverage outstanding of 29% of total assets, increasing the pro forma total assets which caused an increase in Investment Advisory Fees.

(3) For purposes of the Pro Forma Combined Fund, interest expense was recalculated based on leverage outstanding of 29% of total assets for the year at an all-in interest rate of 1.10%.

(4) In connection with the Investor Support Agreement, the Funds pay 0.12% of total assets during the first year of operations and 0.10% of total assets in subsequent years.  The adjustment reflects that the Combined Fund would be subject to 0.10% of total assets while ARMF was subject to 0.12% of total assets during the 2014 fiscal year.  In addition, Investor Support Fees were recalculated based on leverage outstanding of 29% of total assets for the year.

(5) Reflects the estimated savings as a result of the Reorganizations due to fewer audits and consolidation of accounting, legal, printing and other services.

(6) Includes Advisor Reimbursement for the Pro Forma Combined Fund for which the Advisor agreed to not seek reimbursement for ARDC and ARMF in the first two fiscal years of operations.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements

As of October 31, 2014 (Unaudited)

Note 1 — Basis of Combination:

The Board of Directors (the “Boards”) of the Ares Dynamic Credit Allocation Fund, Inc. (“ARDC” or the “Acquiring Fund”) and the Ares Multi-Strategy Credit Fund, Inc. (“ARMF” or the “Target Fund”) at a meeting held on April 2, 2015 approved a proposed tax-free reorganization in which the Acquiring Fund will acquire substantially all of the assets of the Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund (the “Reorganization”).  Following the Reorganization, the Target Fund will terminate its registration under the Investment Company Act of 1940.

In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”).  The aggregate net asset value (not the market value) of Acquiring Fund Shares received by the stockholders of the Target Fund in the Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund common shares held by such stockholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although stockholders may receive cash for their fractional common shares).

The Reorganization will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at October 31, 2014.  The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended October 31, 2014.  These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The fiscal year end for ARDC and ARMF is October 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information.  Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on October 31, 2014.  Following the Reorganization, ARDC will be the accounting survivor.

Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expenses or allocated among the Funds proportionately or on another reasonable basis, as appropriate.  The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses

ARDC	ARMF
$407,500	$407,500

NOTE 2 — ARDC Fund Valuation:

The Fund follows the provisions of Fair Value Measurements and Disclosures under U.S. generally accepted accounting principles (“U.S. GAAP”), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date in the principal or most advantageous market of the investment. The hierarchal disclosure framework establishes a three tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•                  Level 1 — unadjusted quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including a single broker quote or the Fund’s own assumptions in determining the fair value of investments)

The fair value of the Fund’s investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Fund’s custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund’s Board of Directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of collateralized loan obligations is estimated based on various valuation models of third party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The main inputs into the Adviser’s valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of ARDC that would have been issued at October 31, 2014 in connection with the proposed Reorganization.  The number of shares assumed to be issued is equal to the net asset value of the shares of ARMF and ARDC, as of October 31, 2014, divided by the net asset value per share of the shares of ARDC as of October 31, 2014.  The pro forma number of common shares outstanding for the combined Fund consists of the following at October 31, 2014:

Additional Common Shares Assumed Issued in the Reorganization

Total Outstanding ARDC Shares Pre- Combination	ARMF	Total Outstanding ARDC Shares Post-Combination
17,166,012	5,204,200	23,523,871

NOTE 4 — Pro Forma Operating Expenses:

The Pro Forma Combined Fund reflects adjustments to ARDC and ARMF assuming the Combined Fund was in operation for an entire fiscal year.  Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

The Acquiring Fund and the Target Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  If the Reorganization is consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interest of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes.  In addition, the Target Fund will make any required ordinary income or capital gain distributions prior to the consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

NOTE 6 — Pro Forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed financial statements.

APPENDIX C

PROXY VOTING POLICIES

CERTAIN ARES CLOSED-END FUNDS

Proxy Voting Policies and Procedures

Policy

It is the policy of each fund listed on Appendix A (each, a “Fund” as applicable in the context of these Proxy Voting Policies and Procedures (“Policies and Procedures”) to the persons or entities subject hereto) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s investment adviser (the “Adviser”) as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the board of directors of the Fund (the “Board”).  The Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the duties and procedures set forth below.  The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund.  The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.  In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.                                    Review of Adviser Proxy Voting Procedures.  The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to such policies, procedures and guidelines.

B.                                    Voting Record Reporting.  The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Fund at least annually.  Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as required for the timely filing of Form N-PX and at such additional time(s) as the Fund and the Adviser may agree to from time to time.  With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.                                    Record Retention.  The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

D.                                    Conflicts of Interest.  Any actual or potential conflicts of interest between the Fund’s principal underwriter or Adviser and the Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser.  In the event that the Adviser notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Adviser’s proxy voting procedures, such officer(s) are responsible for notifying the audit committee of the Board (the “Audit Committee”) of such irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

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E.                                     Form N-PX.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

F.                                      Disclosures.

1.                                      The Fund shall include in its registration statement:

A.                                    A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

B.                                    A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number, or through a specified Internet address, or both, and on the Securities and Exchange Commission’s (the “SEC”) website.

2.                                      The Fund shall include in its annual and semi-annual reports to shareholders:

A.                                    A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Fund’s toll-free telephone number, through a specified Internet address, if applicable, and on the SEC’s website; and

B.                                    A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Adviser’s toll-free telephone number, or through a specified Internet address, or both, and on the SEC’s website at www.sec.gov.

The Board shall review and amend these Policies and Procedures as it deems necessary and advisable.

Adopted on October 25, 2012; amended on September 18, 2013.

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APPENDIX D

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS

Descriptions(2)

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

•                  Issue credit ratings are based, in varying degrees, on the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

(2)         The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“BB,” “B,” “CCC,” “CC,” and “C”

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“CCC”

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1”

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2”

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3”

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C”

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently Applied and/or Outstanding)

“i”

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“L”	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“P”

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“pi”

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

“pr”

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“preliminary”	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor’s reserves the right not to issue a final rating.

“t”

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No Longer Applied or Outstanding)

“*”

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

“C”

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

“q”	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

“r”

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

“Aaa”	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa”	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

“Ba”	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B”	Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•                  Notes containing features that link interest or principal to the credit performance of any third-party or parties (i.e., credit-linked notes);

•                  Notes allowing for negative coupons, or negative principal;

•                  Notes containing any provision that could obligate the investor to make any additional payments;

•                  Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non credit-linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, the Fund will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short-term obligations

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

International Issuer and Credit Rating Scales

The Primary Credit Rating Scales (those featuring the symbols “AAA”—“D” and “F1”—“D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

“AAA”

Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low.

The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

“BB”

Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”

Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

“RD”

Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a coercive debt exchange on one or more material financial obligations.

“D”

Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:    The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•                  The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•                  The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-

term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

National Ratings

National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below “AAA,” and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, an “AAA” Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as “AAA(arg)” for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of “F1+(xxx),” “F1(xxx),” “F2(xxx)” and “F3(xxx)” may be substituted by the regulatory scales, e.g., “A1+,” “A1,” “A2” and “A3.” The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s website to determine if any additional or alternative category definitions apply.

National Long-Term Credit Ratings

“AAA(xxx)”

“AAA” National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

“AA(xxx)”

“AA” National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

“A(xxx)”

“A” National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

“BBB(xxx)”

“BBB” National Ratings denote a moderate default risk relative to other issuers or obligations in the same country.

However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

“BB(xxx)”

“BB” National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

“B(xxx)”

“B” National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries.

“CCC(xxx)”	“CCC” National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

“CC(xxx)”	“CC” National Ratings denote that default of some kind appears probable.

“C(xxx)”	“C” National Ratings denote that default is imminent.

“D(xxx)”	“D” National Ratings denote an issuer or instrument that is currently in default.

National Short-Term Credit Ratings

“F1(xxx)”

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

“F2(xxx)”

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

“F3(xxx)”

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

“B(xxx)”

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

“C(xxx)”

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D(xxx)”	Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the “AAA(xxx)” Long-Term National Rating category, to categories below “CCC(xxx),” or to Short-Term National Ratings other than “F1(xxx).”